    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1999

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                   ( ) PRE-EFFECTIVE AMENDMENT NO.

                   ( ) POST-EFFECTIVE AMENDMENT NO.

                            ------------------------

                         MANUFACTURERS INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                            ------------------------

                     NAME AND ADDRESS OF AGENT FOR SERVICE:

                            JAMES D. GALLAGHER, ESQ.
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (617) 266-6008
                 (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                            ------------------------

                                WITH A COPY TO:

                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Registration Statement becomes effective.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                            ------------------------

                     TITLE OF SECURITIES BEING REGISTERED:

               SHARES OF BENEFICIAL INTEREST ($.01 PAR VALUE) OF
  GLOBAL EQUITY TRUST AND INVESTMENT QUALITY BOND TRUST, EACH A SERIES OF THE
                                   REGISTRANT

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION 24(f) UNDER THE INVESTMENT COMPANY ACT OF 1940; ACCORDINGLY, NO FEE IS PAYABLE HEREWITH BECAUSE OF RELIANCE UPON SECTION 24(f).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

              ITEM OF FORM N-14                 LOCATION IN THE PROSPECTUS/PROXY STATEMENT
---------------------------------------------  ---------------------------------------------
                                           PART A
 1. Beginning of Registration Statement and    Cover Page; Cross Reference Sheet; Notice of
      Outside Front Cover Page of Prospectus     Special Meeting of Shareholders
 2. Beginning and Outside Back Cover Page of   Table of Contents
      Prospectus
 3. Fee Table, Synopsis Information, and Risk  Summary
      Factors
 4. Information About the Transaction          Summary; Information About the
                                                 Reorganization; Additional Information
                                                 About the Trust; Agreement and Plan of
                                                 Reorganization
 5. Information About the Registrant           Summary; Information About the
                                                 Reorganization; Additional Information on
                                                 Investment Policies and Techniques and Risk
                                                 Factors; Additional Information About the
                                                 Trust
 6. Information About the Company Being        Summary; Information About the
      Acquired                                   Reorganization; Additional Information on
                                                 Investment Policies and Techniques and Risk
                                                 Factors; Additional Information About the
                                                 Trust
 7. Voting Information                         Voting Information
 8. Interest of Certain Persons and Experts    Voting Information; Financial Statements and
                                                 Experts
 9. Additional Information Required for        Not Applicable
      Reoffering by Persons Deemed to be
      Underwriters
                                           PART B
10. Cover Page                                 Cover Page
11. Table of Contents                          Table of Contents
12. Additional Information About the           Statement of Additional Information
      Registrant
13. Additional Information About the Company   Statement of Additional Information
      Being Acquired
14. Financial Statements                       Financial Statements and Experts; Pro Forma
                                                 Financial Statements; Historical Financial
                                                 Statements
                                           PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     PART A

             INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

                 PRELIMINARY COPY -- FOR THE INFORMATION OF THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                         MANUFACTURERS INVESTMENT TRUST
                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116
                                                                  March   , 1999

           TO OUR VARIABLE ANNUITY AND VARIABLE LIFE CONTRACT OWNERS:

     A Special Meeting of Shareholders of the Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on April [27], 1999, at 10:00 a.m., Eastern Standard Time, for the purpose of considering a reorganization proposal that will combine two of the Trust's portfolios with two other Trust portfolios.

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and The Manufacturers Life Insurance Company of America ("Manufacturers America") are invested in shares of one or more of the Trust portfolios through sub-accounts of separate accounts established by Manulife North America, Manulife New York and Manufacturers America for such purpose. Since the value of your contract depends in part on the investment performance of the Trust shares, you have the right to instruct Manulife North America, Manulife New York or Manufacturers America, as appropriate, as to the manner in which the Trust shares attributable to your contract are voted. Thus, each of Manulife North America, Manulife New York and Manufacturers America will vote all of the Trust shares held by it in accordance with and in proportion to timely instructions received from you as a contract owner. The number of votes as to each Trust portfolio for which you may give instructions is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the sub-account in which such Trust portfolio shares are held by the value per share of that Trust portfolio. Fractional votes are counted. Trust shares held in each sub-account as to which executed voting instructions are not received, including shares not attributable to contract owners, will be voted in the same proportion as shares in that sub-account for which instructions are received from contract owners.

     Contract owners whose assets are invested in either the Worldwide Growth Trust or the Capital Growth Bond Trust (collectively, the "Transferor Portfolios") of the Trust are being asked to consider a reorganization whereby the Transferor Portfolios would merge with and into the Global Equity Trust and the Investment Quality Bond Trust (collectively, the "Acquiring Portfolios"), respectively, of the Trust. As a result of the reorganization, contract owners whose assets are invested in the Transferor Portfolios will be able to pursue substantially similar investment goals in the context of a larger fund with potentially greater economies of scale and better performance. Such larger funds should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification. It is anticipated that the investment advisory fees and the annualized expenses as a percentage of average net assets paid by the Acquiring Portfolios generally will be comparable to or lower than those paid by the corresponding Transferor Portfolios. There are certain differences between the investment objectives, policies and restrictions of the Transferor Portfolios and the Acquiring Portfolios, as summarized in the tables beginning on page 6 and included under the caption "Investment Objectives and Policies" in the enclosed Prospectus/Proxy Statement.

     The value of your investment will not be affected in the reorganization transaction. Furthermore, in the opinion of legal counsel, the transaction will not be subject to federal income taxes. The Transferor Portfolios and the Acquiring Portfolios will bear the expenses of the reorganization.

     For these reasons and the additional reasons discussed in the enclosed Prospectus/Proxy Statement, the Board of Trustees of the Trust unanimously recommends that you vote FOR approval of the reorganization proposal.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement for the Trust and a Voting Instructions Form for each Transferor Portfolio in which your contract values were invested as of February [28], 1999 (the record date for the Meeting). The number of shares of each Trust portfolio which represents your voting interest determined as explained above appears on each enclosed Voting Instructions Form. The Prospectus/Proxy Statement provides background information and explains the matters to be voted on at the Meeting. We urge you to read the Prospectus/Proxy Statement and then complete and return each Voting Instructions Form on or before April [26], 1999. Your vote is extremely important.

     If you have any questions regarding the reorganization, please call (800) 344-1029.

                                      Sincerely yours,

                                      JOHN D. DESPREZ III
                                      President
                                      Manufacturers Investment Trust

                 PRELIMINARY COPY -- FOR THE INFORMATION OF THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY

                         MANUFACTURERS INVESTMENT TRUST
                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  March   , 1999

To the Shareholders of
MANUFACTURERS INVESTMENT TRUST:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Manufacturers Investment Trust (the "Trust"), will be held at 73 Tremont Street, Boston, Massachusetts 02108 on April [27], 1999 at 10:00 a.m., Eastern Standard Time. A Prospectus/Proxy Statement which provides information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purposes:

     Item 1 To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Plan") of the Trust on behalf of the Worldwide Growth Trust and the Capital Growth Bond Trust portfolios (collectively, the "Transferor Portfolios") and the Global Equity Trust and the Investment Quality Bond Trust portfolios (collectively, the "Acquiring Portfolios"). The following table depicts each Transferor Portfolio and the corresponding Acquiring Portfolio into which such Transferor Portfolio will be merged:

TRANSFEROR PORTFOLIO                CORRESPONDING ACQUIRING PORTFOLIO
--------------------                ---------------------------------
Worldwide Growth Trust              Global Equity Trust
Capital Growth Bond Trust           Investment Quality Bond Trust

     Shareholders of each Transferor Portfolio will vote separately on Item 1.

     Item 2 Transaction of any other business that may properly come before the Meeting.

     The Board of Trustees of the Trust has recently reviewed and unanimously endorsed the proposal set forth in the accompanying Prospectus/Proxy Statement. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR ITEM 1.

     Approval of the Plan will require the affirmative vote of the holders of at least a "majority of the outstanding voting securities" (as defined in this Prospectus/Proxy Statement) of each of the Transferor Portfolios. By approving the Plan, shareholders of the Transferor Portfolios will be deemed to have waived certain of the Trust's investment limitations solely insofar as they might be deemed to apply to the transactions contemplated by the Plan.

     Each shareholder of record at the close of business on February [28], 1999 is entitled to receive notice of and to vote at the Meeting.

                                          Sincerely yours,

                                          JAMES D. GALLAGHER
                                          Secretary

March   , 1999
Boston, Massachusetts

                 PRELIMINARY COPY -- FOR THE INFORMATION OF THE
                  SECURITIES AND THE EXCHANGE COMMISSION ONLY
                PROSPECTUS/PROXY STATEMENT DATED MARCH   , 1999

                  Relating to the Acquisition of the Assets of

                             WORLDWIDE GROWTH TRUST
                                      AND

                           CAPITAL GROWTH BOND TRUST
                                       OF

                         MANUFACTURERS INVESTMENT TRUST

                        By and in exchange for shares of

                              GLOBAL EQUITY TRUST
                                      AND

                         INVESTMENT QUALITY BOND TRUST
                                       OF

                         MANUFACTURERS INVESTMENT TRUST
                             116 Huntington Avenue
                          Boston, Massachusetts 02116
                                 (800) 344-1029

GENERAL

     This Prospectus/Proxy Statement relates to the proposed transfer of all of the assets and liabilities of the Worldwide Growth Trust and the Capital Growth Bond Trust (collectively, the "Transferor Portfolios") of the Manufacturers Investment Trust (the "Trust") to the Global Equity Trust and the Investment Quality Bond Trust (collectively, the "Acquiring Portfolios"), respectively, of the Trust in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such date. The terms and conditions of the Reorganization are more fully described in this Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization attached hereto as Exhibit A.

     The Trust is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 36 investment portfolios. The shares of the Trust are divided into 36 series corresponding to the investment portfolios. Each Transferor Portfolio and each Acquiring Portfolio is a series of the Trust. In this Prospectus/Proxy Statement, for simplicity, certain actions are described as being taken by either a Transferor Portfolio or an Acquiring Portfolio, each of which is a portfolio of the Trust, although all actions are actually taken by the Trust on behalf of the applicable portfolio.

     The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and variable life contracts ("contracts"). Only shares of a particular portfolio are entitled to vote on matters which affect only the interests of that portfolio. As of the record date for the Special Meeting of Shareholders, the shares of the Transferor Portfolios were legally owned by The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and The Manufacturers Life Insurance Company of America ("Manufacturers America"). The ultimate parent of each of Manulife North America, Manulife New York and Manufacturers America, is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     Manulife North America is a stock life insurance company organized under the laws of Delaware. Manulife North America holds shares of the Transferor Portfolios directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manulife New York is a stock life insurance company organized under the laws of New York. Manulife New York holds shares of the Transferor Portfolios directly and attributable to variable annuity contracts in The Manufacturers Life

Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act.

     Manufacturers America is a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers America holds shares of the Transferor Portfolios directly and attributable to variable annuity contracts in Separate Account 2 and variable life contracts in Separate Accounts 3 and 4, all of which are separate accounts registered under the 1940 Act.

     Each of Manulife North America, Manulife New York and Manufacturers America has the right to vote upon matters that may be voted upon at a special shareholders' meeting. However, all shares of the Transferor Portfolios will be voted in proportion to the timely instructions received from owners of the contracts issued by these insurance companies (the "contractholders"). As a result, this Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions from such contractholders regarding the proposal to shareholders of the Transferor Portfolios to approve the Reorganization.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Portfolios that a prospective investor ought to know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Portfolios, see the prospectus for the Trust dated May 1, 1998, which is incorporated by reference into this Prospectus/Proxy Statement. A copy of the prospectus may be obtained without charge by writing to the Trust at the address noted above or by calling toll free (800) 344-1029. A Statement of Additional
Information dated March   , 1999 (the "Statement of Additional Information")
containing additional information about the Reorganization and the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing to the Trust at the address noted above or by calling toll free (800) 344-1029. If shareholders have any questions regarding the Reorganization, please call (800) 344-1029.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS/PROXY STATEMENT. IF ANY SUCH INFORMATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

AN INVESTMENT IN ANY OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary.....................................................    3
Information About the Reorganization........................   14
Voting Information..........................................   18
Additional Information on Investment Policies and Techniques
  and Risk Factors..........................................   20
Additional Information About the Trust......................   27
Financial Statements and Experts............................   37
Legal Matters...............................................   37
Appendix....................................................  A-1
Exhibit A -- Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/ Proxy Statement, the prospectus of the Trust and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders should read this entire Prospectus/Proxy Statement carefully.

     PROPOSED TRANSACTION. The Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets and liabilities of each Transferor Portfolio to the corresponding Acquiring Portfolio in exchange for shares of such corresponding Acquiring Portfolio.

     Subject to its approval by the shareholders of the Transferor Portfolios and the owners of the variable contracts issued by such shareholders, the Plan provides for the tax-free reorganization of the Transferor Portfolios, including
(a) the transfer of all of the assets, subject to all of the liabilities, of the Transferor Portfolios in exchange for the Acquiring Portfolio shares; (b) the liquidation of the Transferor Portfolios; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. As a result of the Reorganization, each holder of shares of each Transferor Portfolio specified in the table below will become a holder of shares of the Acquiring Portfolio listed opposite such Transferor Portfolio (each Transferor or Acquiring Portfolio being referred to herein as the "corresponding" Transferor or Acquiring Portfolio to the respective Acquiring or Transferor Portfolio listed opposite its name).

    TRANSFEROR PORTFOLIO          ACQUIRING PORTFOLIO
----------------------------------------------------------
  Worldwide Growth Trust      Global Equity Trust
----------------------------------------------------------
                              Investment Quality Bond
  Capital Growth Bond Trust   Trust

     The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of the corresponding Transferor Portfolio being acquired by such Acquiring Portfolio. The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of the corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time of the Reorganization"). The Effective Time of the Reorganization is expected to occur on April 30, 1999 or on such later day as the parties may mutually agree (the "Exchange Date"). As a result, shareholders should carefully consider the information about the Acquiring Portfolios presented in this Prospectus/Proxy Statement in connection with voting on the Reorganization.

     There are certain differences between the investment objectives, policies and restrictions of the Acquiring Portfolios and the corresponding Transferor Portfolios, as discussed below. See "Investment Objectives and Policies." The fee structure of the Transferor Portfolios will also change, as discussed below. The existing purchase, redemption and dividend policies of the Transferor Portfolios will remain substantially unchanged. The consummation of the Reorganization is contingent on the satisfaction of the conditions described below under "Information About the Reorganization -- Agreement and Plan of Reorganization."

     If the Reorganization were to have been consummated as of June 30, 1998, the approximate resulting aggregate net assets of the Acquiring Portfolios would be (1) $1,007,235,042 in the case of the Global Equity Trust and (2) $305,100,897 in the case of the Investment Quality Bond Trust. If the Reorganization were to have been consummated as of December 31, 1997, the approximate resulting aggregate net assets of the Acquiring Portfolios would be
(1) $892,674,782 in the case of the Global Equity Trust and (2) $242,534,888 in the case of the Investment Quality Bond Trust.

     No gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or shareholders of the Transferor Portfolios for federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information about the Reorganization -- Federal Income Tax Consequences."

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Moreover, the Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by the Trust to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself is unable to meet its obligations.

     INVESTMENT MANAGEMENT. Manulife Securities Services, LLC ("Manulife Securities") currently serves as investment adviser to the Trust and each of its portfolios. Manulife Securities, a wholly-owned subsidiary of Manulife North America, is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. In addition, each portfolio of the Trust has a separate subadviser which is responsible for the day-to-day decision making. Each of the subadvisers to the portfolios of the Trust is registered as an investment adviser under the Investment Advisers Act of 1940 or is otherwise exempt from registration.

     The following table illustrates the current management arrangements for the Transferor Portfolios and the management arrangements to be in effect for the corresponding Acquiring Portfolios upon consummation of the Reorganization:

  ----------------------------------------------------------------------------------------------------------------
                                                                           MANAGEMENT ARRANGEMENTS
              CURRENT MANAGEMENT ARRANGEMENTS                      UPON CONSUMMATION OF THE REORGANIZATION
  ----------------------------------------------------------------------------------------------------------------
     Transferor         Investment                             Acquiring         Investment
      Portfolio           Adviser          Subadviser          Portfolio           Adviser          Subadviser
  ----------------------------------------------------------------------------------------------------------------
  Worldwide Growth   Manulife           Founders*          Global Equity      Manulife           Morgan Stanley
  Trust              Securities                            Trust              Securities
  ----------------------------------------------------------------------------------------------------------------
  Capital Growth     Manulife           MAC**              Investment         Manulife           Wellington
  Bond Trust         Securities                            Quality Bond       Securities
                                                           Trust
  ----------------------------------------------------------------------------------------------------------------

---------------
 * Founders Asset Management, Inc. ("Founders").

** Manufacturers Adviser Corporation ("MAC"), an indirect wholly owned subsidiary of Manulife.

     SUBADVISORY ARRANGEMENTS. It is anticipated that following consummation of the Reorganization and pursuant to existing agreements with Manulife Securities, each of Morgan Stanley Asset Management Inc. ("Morgan Stanley") and Wellington Management Company LLP ("Wellington Management") will continue to serve in its current capacity.

     MORGAN STANLEY

     Morgan Stanley has been the subadviser to the Global Equity Trust since October 1, 1996. Morgan Stanley, a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., conducts a worldwide portfolio management business, providing a broad range of portfolio management services to customers in the United States and abroad. Its principal offices are located at 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley, Dean Witter, Discover & Co. is a global financial services firm with three major businesses: securities, asset management and credit services.

     Frances Campion has been primarily responsible for the portfolio management of the Global Equity Trust since January 1, 1997. Ms. Campion joined Morgan Stanley in January 1990 as a global equity fund manager and is now a Managing Director of Morgan Stanley & Co. Incorporated. Her responsibilities include day to day management of the Global Equity Portfolio of Morgan Stanley Institutional Fund, Inc. Prior to joining Morgan Stanley, Ms. Campion was a U.S. equity analyst with Lombard Odler Limited where she had responsibility for the management of global portfolios. Ms. Campion has eleven years global investment experience. She is a graduate of University of College, Dublin.

     WELLINGTON MANAGEMENT

     Wellington Management is subadviser to the Investment Quality Bond Trust. Founded in 1933, Wellington Management is a Massachusetts limited liability partnership whose principal business address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals.

     Thomas L. Pappas, Senior Vice President of Wellington Management, has served as portfolio manager to the Investment Quality Bond Trust since March 1994. Mr. Pappas has been a portfolio manager with Wellington Management since 1987.

     INVESTMENT OBJECTIVES AND POLICIES. The following table sets forth the investment objective and approach of each Transferor Portfolio and its corresponding Acquiring Portfolio. There are certain differences in the investment objectives and approaches of the portfolios that should be considered.

PORTFOLIO                               INVESTMENT OBJECTIVE AND APPROACH

Worldwide Growth Trust           Seeks to achieve long-term growth capital by
                                 normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

Global Equity Trust              Seeks to achieve long-term capital appreciation
                                 by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

Capital Growth Bond Trust        Seeks to achieve growth of capital by investing
                                 in medium-grade or better debt securities, with income as a secondary consideration.

Investment Quality Bond Trust    Seeks to achieve a high level of current income
                                 consistent with the maintenance of principal and liquidity by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Up to 20% of the portfolio's assets may be invested in non-investment grade fixed income securities.

     The investment objectives and policies of each Transferor Portfolio are set forth below, together with a discussion of the primary differences, if any, from those of its corresponding Acquiring Portfolio. Each Transferor Portfolio and Acquiring Portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each Transferor Portfolio and corresponding Acquiring Portfolio is subject.

     The investment objectives of each Acquiring Portfolio represent fundamental policies of each such Acquiring Portfolio and may not be changed without the approval of the holders of a majority of the outstanding shares of the Acquiring Portfolio. Except for certain investment restrictions, the policies by which an Acquiring Portfolio seeks to achieve its investment objectives may be changed by the Trust's Board without the approval of shareholders.

     The following is a description of the investment objective and policies of each Transferor Portfolio and the corresponding Acquiring Portfolio. More complete descriptions of the money market instruments in which the Transferor Portfolios and Acquiring Portfolios may invest and of the options, futures, currency and other derivative transactions that certain Transferor Portfolios and Acquiring Portfolios may engage in are set forth in the Statement of Additional Information. A description of the debt security ratings used by the Transferor Portfolios and Acquiring Portfolios and assigned by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("Standard and Poor's") is included in the Appendix to this Prospectus/Proxy Statement.

     Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and market conditions, there can be no assurance that the investment objective of any of the Transferor Portfolios or Acquiring Portfolios will be achieved.

  WORLDWIDE GROWTH TRUST AND GLOBAL EQUITY TRUST

  Worldwide Growth Trust

     The investment objective of the Worldwide Growth Trust is long-term growth of capital. The Worldwide Growth Trust seeks to attain this objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities of growth companies in a variety of markets throughout the world.

     The Worldwide Growth Trust will emphasize common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The portfolio's holdings will usually consist of investments in companies in various countries throughout the world, but it will always invest at least 65% of its total assets in three or more countries. The portfolio will not invest more than 50% of its total assets in the securities of any one foreign country.

     The Worldwide Growth Trust has the ability to purchase securities in any foreign country as well as in the United States. Foreign investments of the portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. Investments of the portfolio may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

     Since the Worldwide Growth Trust's assets will be invested primarily in foreign securities and since substantially all of the portfolio's revenues will be received in foreign currencies, the portfolio's net asset values will be affected by changes in currency exchange rates. The portfolio will pay dividends in dollars and will incur currency conversion costs.

     The Worldwide Growth Trust may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the subadviser believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

     The portfolio will only invest in bonds, debentures, and corporate obligations -- other than convertible securities and preferred stocks -- rated investment grade (BBB or higher) at the time of purchase or, if unrated, of comparable quality in the opinion of the subadviser. Convertible securities and preferred stocks purchased by the portfolio may be rated in medium and lower categories by Moody's or Standard & Poor's (Ba or lower by Moody's and BB or lower by Standard & Poor's), but will not be rated lower than B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the subadviser believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the portfolio rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities (excluding preferred stocks) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets.

     Up to 100% of the assets of the Worldwide Growth Trust may be invested temporarily in U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the subadviser determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. While the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

     The Worldwide Growth Trust may invest in the securities of small and medium-sized companies. The subadviser considers small and medium-sized companies to be those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Investments in small sized companies involve greater risk than is customarily associated with more established companies. For a description of these risks see "Additional Information on Investment Policies and Techniques and Risk
Factors -- Small Company and Emerging Growth Securities."

     The Worldwide Growth Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks are described under the caption "Additional Information on Investment Policies and Techniques and Risk Factors -- Foreign Securities." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Additional Information About the Trust -- Tax Matters."

     The Worldwide Growth Trust is currently authorized to use all of the various investment strategies referred to as "Hedging and Other Strategic Transactions" under "Additional Information on Investment Policies and Techniques and Risk Factors." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Global Equity Trust

     The investment objective of the Global Equity Trust is long-term capital appreciation. The Global Equity Trust seeks to attain this objective by investing the portfolio's assets primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, American and Global Depository Receipts and other equity securities of issuers throughout the world, including issuers located in the U.S. and emerging market countries.

     Under normal circumstances, at least 65% of the value of the total assets of the Global Equity Trust will be invested in equity securities and at least 20% of the value of the portfolio's total assets will be invested in the common stocks of U.S. issuers. The portfolio may also invest in money market instruments. Although the portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

     The subadviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the portfolio, the subadviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the subadviser utilizes the research of a number of sources, including an international affiliate of the subadviser. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the subadviser's value criteria. Equity securities which no longer conform to such investment criteria will be sold. Although the portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

     The Global Equity Trust may engage in forward foreign currency exchanges and when-issued or delayed delivery securities.

     The Global Equity Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks, including the risks of the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments are described under the caption "Additional Information on Investment Policies and Techniques and Risk Factors -- Foreign Securities." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Additional Information About the Trust -- Tax Matters."

     The Global Equity Trust is currently authorized to use all of the various investment strategies referred to as "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Differences between the Worldwide Growth Trust and the Global Equity Trust

    WORLDWIDE GROWTH TRUST           GLOBAL EQUITY TRUST                   COMMENT
    ----------------------           -------------------                   -------
Authorized to invest in any     Authorized to invest in any     The Global Equity Trust will,
country, including the United   country, including the United   under normal circumstances,
States.                         States; under normal            have at least 20% of its
                                circumstances, invests at       portfolio invested in the
                                least 20% of the value of the   United States, whereas the
                                portfolio's total assets in     Worldwide Growth Trust is not
                                the common stocks of U.S.       required to maintain this
                                issuers.                        level of investment.
                                                                (Historically, however, the
                                                                Worldwide Growth Trust has
                                                                invested more than 20% of its
                                                                assets in the United States.)
Emphasizes the common stocks    Emphasizes common stocks of     The Global Equity Trust seeks
of both emerging and            undervalued companies (i.e.,    to invest in undervalued
established growth companies    value investing).               companies, whereas the
(i.e., growth investing).                                       Worldwide Growth Trust seeks
                                                                to invest in growth companies.

  CAPITAL GROWTH BOND TRUST AND INVESTMENT QUALITY BOND TRUST

  Capital Growth Bond Trust

     The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing debt securities of medium-grade or better debt securities, with income as a secondary consideration.

     The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income. Opportunities for capital appreciation will usually exist only when the levels of prevailing interest rates are falling. During periods when the subadviser expects interest rates to decline, the portfolio will invest primarily in intermediate-term and long-term corporate and government debt securities. However, during periods when the subadviser expects interest rates to rise or believes that market or economic conditions otherwise warrant such action, the portfolio may invest substantially all its assets in short-term debt securities to preserve capital and maintain income. The portfolio may also maintain a portion of its assets temporarily in cash or short-term debt securities pending selection of particular long-term investments.

     The Capital Growth Bond Trust will be carefully positioned in relation to the term of debt obligations and the anticipated movement of interest rates. It is contemplated that at least 75% of the value of the portfolio's total investment in corporate debt securities, excluding commercial paper, will be represented by debt securities which have, at the time of purchase, a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa), Standard & Poor's (AAA, AA, A or BBB), or Fitch's Investors Service ("Fitch's") (AAA, AA, A or BBB) and debt securities of banks and other issuers which, although not rated as a matter of policy by either Moody's, Standard & Poor's, or Fitch's, are considered by the subadviser to have investment quality comparable to securities receiving ratings within such four highest grades. Although the portfolio does not intend to acquire or hold debt securities of below investment-grade quality, shareholders should note that even bonds of the lowest categories of investment-grade quality may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. It should be further noted that should an obligation in the portfolio drop below investment grade, the portfolio will make every effort to dispose of it promptly so long as to do so would not be detrimental to the portfolio.

     Government obligations in which the Capital Growth Bond Trust may invest include those of foreign governments provided they are denominated in U.S. dollars. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

     The Capital Growth Bond Trust may purchase corporate debt securities which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales, or profits. The portfolio will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the value of the portfolio's total assets.

     The Capital Growth Bond Trust will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by American Depository Receipts ("ADRs") listed on a national securities exchange or traded in the U.S. over-the-counter market, (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). Moreover, substantial investments in foreign securities may have adverse tax implications.

     The Capital Growth Bond Trust is currently authorized to use all of the investment strategies referred to as "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

  Investment Quality Bond Trust

     The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.

     The Investment Quality Bond Trust seeks to achieve its objective by investing the portfolio's assets primarily in investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Investment management will emphasize sector analysis, which focuses on relative value and yield spreads among security types and among quality, issuer, and industry sectors, call protection and credit research. Credit research on corporate bonds is based on both quantitative and qualitative criteria established by the subadviser, such as an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. The subadviser will attempt to maintain a highly steady and possibly growing income stream.

     At least 65% of the Investment Quality Bond Trust's assets will be invested in:

     (1) marketable debt securities of domestic issuers and foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or Standard & Poor's (or, if unrated, of comparable quality as determined by the subadviser);

     (2) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities; and

     (3) cash and certain cash equivalent securities.

     The balance of the Investment Quality Bond Trust's investments may include: domestic and foreign debt securities rated below "A" by Moody's and Standard & Poor's (and unrated securities of comparable quality as determined by the subadviser), preferred stocks, convertible securities (including those issued in the Euromarket) and securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued mortgage securities. At least 65% of the Investment Quality Bond Trust's assets will be invested in bonds and debentures.

     In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in domestic and foreign high yield (high risk) corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's, or if unrated, of comparable quality as determined by the subadviser). No minimum rating standard is required for a purchase by the portfolio. Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

     The Investment Quality Bond Trust may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Standard & Poor's) and unrated securities of comparable quality as determined by the subadviser. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories; such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. While the Investment Quality Bond Trust may only invest up to 20% of its assets in bonds rated below "Baa" by Moody's or "BBB" by Standard & Poor's (or, if unrated, of comparable quality as determined by the subadviser), it is not required to dispose of bonds that may be downgraded after being purchased by the Investment Quality Bond Trust, even though such downgrade may cause the portfolio to exceed this 20% maximum.

     The Investment Quality Bond Trust is currently authorized to use all of the various investment strategies referred to as "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Additional Information on Investment Policies and Techniques and Risk Factors -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Additional Information About the Trust -- Tax Matters."

\ Differences between the Capital Growth Bond Trust and the Investment Quality Bond Trust

       CAPITAL GROWTH               INVESTMENT QUALITY
         BOND TRUST                     BOND TRUST                         COMMENT
       --------------               ------------------                     -------
Differs from most bond funds   Stated fundamental investment    The Investment Quality Bond
in that its primary            objective is to provide a        Trust seeks current income,
investment objective is        high level of current income.    not capital appreciation.
capital appreciation, not
income.
Stated fundamental investment  Stated fundamental investment    Because the Investment
objective is to achieve        objective is to provide a        Quality Bond Trust's
growth of capital by           high level of current income     investment approach is not
investing in medium-grade or   consistent with the              contained in its objective,
better debt securities, with   maintenance of principal and     it is non-fundamental and can
income as a secondary          liquidity.                       be changed by the Trust's
consideration.                                                  Board without shareholder
                                                                approval, unlike the
                                                                investment approach of the
                                                                Capital Growth Bond Trust.
Does not invest in debt        Authorized to invest up to       The Investment Quality Bond
securities rated below BBB or  35% of its total assets in       Trust will be subject to the
unrated securities of similar  debt securities rated below      additional risks associated
quality.                       A, and may invest up to 20%      with investing in lower rated
                               of its assets in high yield      securities.
                               (high risk) debt securities
                               rated below investment grade
                               (commonly known as "junk
                               bonds") and unrated
                               securities of similar
                               quality. Historically,
                               however, the Investment
                               Quality Bond Trust has not
                               invested more than 15% of its
                               assets in high yield (high
                               risk) debt securities.

     ADDITIONAL INVESTMENT TRUST PORTFOLIOS. In addition to the Transferor Portfolios and the Acquiring Portfolios referred to above, the Trust currently offers the following thirty-two additional portfolios.

                       Pacific Rim Emerging Markets Trust
                           Science & Technology Trust
                         International Small Cap Trust
         Emerging Small Company Trust (formerly, Emerging Growth Trust)
                          Pilgrim Baxter Growth Trust
                               Small/Midcap Trust
                           International Stock Trust
                           Small Company Value Trust
                                  Equity Trust
                                  Growth Trust
                           Quantitative Equity Trust
                               Equity Index Trust
                             Blue Chip Growth Trust
                          Real Estate Securities Trust
                                  Value Trust
                     International Growth and Income Trust
                            Growth and Income Trust
                              Equity-Income Trust

                                 Balanced Trust
                       Aggressive Asset Allocation Trust
                                High Yield Trust
                        Moderate Asset Allocation Trust
                      Conservative Asset Allocation Trust
                              Strategic Bond Trust
                          Global Government Bond Trust
                        U.S. Government Securities Trust
                               Money Market Trust
                        Lifestyle Aggressive 1000 Trust
                           Lifestyle Growth 820 Trust
                          Lifestyle Balanced 640 Trust
                          Lifestyle Moderate 460 Trust
                        Lifestyle Conservative 280 Trust

     FEES AND EXPENSES. The tables which follow set forth the ratios of expenses to average net assets and expense examples for each of the Transferor Portfolios and the corresponding Acquiring Portfolios for the fiscal year ended December 31, 1997, and the pro forma expense ratios and expense examples for the shares of the corresponding Acquiring Portfolios as if the Reorganization had occurred at the commencement of the fiscal year ended December 31, 1997, based upon the fee arrangements that will be in place upon the consummation of the Reorganization. Therefore, the tables describe the fees and expenses a shareholder can expect to incur if the Reorganization is consummated.

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                    FOR FISCAL YEAR ENDED DECEMBER 31, 1997

                                      WORLDWIDE            GLOBAL
                                     GROWTH TRUST       EQUITY TRUST       PRO FORMA
                                     ------------       ------------       ---------
Advisory Fee.......................      1.00%              0.90%            0.90%
Other Expenses*....................      0.32%              0.11%            0.11%
Total Annual Operating Expenses....      1.32%              1.01%            1.01%

                                     CAPITAL GROWTH    INVESTMENT QUALITY
                                      BOND TRUST**         BOND TRUST        PRO FORMA
                                     --------------    ------------------    ---------
Advisory Fee.......................       0.65%               0.65%            0.65%
Other Expenses*....................       0.08%               0.09%            0.09%
Total Annual Operating Expenses....       0.73%               0.74%            0.74%

---------------
* "Other Expenses" include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. Advisory fees are reduced or Manulife Securities reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds a specified annual rate (e.g., .75% in the case of the Worldwide Growth Trust and the Global Equity Trust or .50% in the case of the Capital Growth Bond Trust and the Investment Quality Bond Trust). These expense limitations continue in effect from year to year unless terminated by Manulife Securities at any year end upon 30 days' notice to the Trust.

** During the one year period ended December 31, 1997, Manulife Securities voluntarily waived fees payable to it and reimbursed expenses to the extent necessary to prevent Total Annual Operating Expenses for the Capital Growth Bond Trust from exceeding 0.50% of the Trust's average daily net assets. This voluntary fee waiver was terminated effective January 1, 1998.

EXAMPLES: These Examples are intended to help you compare the cost of investing in the Transferor Portfolios with the cost of investing in other mutual fund portfolios. The Examples assume that you invest $10,000 in a particular portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that such portfolio's operating expense levels remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 Worldwide Growth Trust and Global Equity Trust

                                       WORLDWIDE             GLOBAL
                                      GROWTH TRUST        EQUITY TRUST       PRO FORMA
                                     --------------    ------------------    ---------
1 Year.............................      $  134              $  103           $  103
3 Years............................      $  418              $  322           $  322
5 Years............................      $  723              $  558           $  558
10 Years...........................      $1,590              $1,236           $1,236

          Capital Growth Bond Trust and Investment Quality Bond Trust

                                     CAPITAL GROWTH    INVESTMENT QUALITY
                                       BOND TRUST          BOND TRUST        PRO FORMA
                                     --------------    ------------------    ---------
1 Year.............................      $   75              $   76           $   76
3 Years............................      $  233              $  237           $  237
5 Years............................      $  406              $  411           $  411
10 Years...........................      $  906              $  918           $  918

THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF AN ACQUIRING PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the corresponding Acquiring Portfolios had the Reorganization been consummated when assumed above, or that the foregoing pro forma expense ratios reflect the actual expense ratios that will be incurred by the corresponding Acquiring Portfolios indicated above if the Reorganization is consummated. The purpose of these tables is to assist investors in understanding the expenses an investor in each of the Transferor Portfolios and corresponding Acquiring Portfolios will bear. The variable contracts issued by Manulife North America, Manulife New York and Manufacturers America provide for charges not reflected in the above table.

     The expense ratio of the Global Equity Trust is lower than that of the Worldwide Growth Trust, while the expense ratio of the Investment Quality Bond Trust is substantially the same as that of the Capital Growth Bond Trust.

     For the foregoing reasons and those set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Trustees of the Trust, including all of the Independent Trustees, has unanimously concluded that (i) the Reorganization is in the best interests of each Transferor Portfolio, as well as its shareholders and the contractholders whose contract values are invested in shares thereof; and (ii) the interests of existing shareholders of the Transferor Portfolios and contractholders would not be diluted as a result of the Reorganization. The Trust's Board has unanimously recommended to shareholders approval of the Reorganization.

     PURCHASE AND REDEMPTION. The purchase and redemption procedures with respect to the Transferor Portfolios are identical to those of the corresponding Acquiring Portfolios. Shares of the Trust are offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolio being purchased. The Trust sells its shares directly without the use of any underwriter. Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contractholder or after any other purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares when they were purchased. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after receipt of a request for redemption.

     DIVIDENDS AND DISTRIBUTIONS. The dividends and distributions procedures with respect to the Transferor Portfolios are identical to those of the corresponding Acquiring Portfolios. The Trust intends to declare as dividends substantially all of the net investment income, if any, of each of the Acquiring Portfolios. For dividend purposes, net investment income of each of the Acquiring Portfolios, will consist of all payments of dividends (other than stock dividends) or interest received by such portfolio less the estimated expenses of such portfolio (including fees payable to Manulife Securities). Dividends from the net investment income and the net realized short-term and long-term capital gains, if any, for each Acquiring Portfolio, will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Acquiring Portfolio or paid in cash.

     FEDERAL INCOME TAX CONSEQUENCES. The Trust will have received an opinion from Simpson Thacher & Bartlett, counsel to the Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquiring Portfolios or their respective shareholders as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

     PRINCIPAL RISK FACTORS. The risks associated with an investment in an Acquiring Portfolio, in general, are those typically associated with investing in a managed portfolio of the specific types of instruments in which such Acquiring Portfolio invests. Both of the Acquiring Portfolios may invest to varying degrees in the securities of foreign issuers and the Investment Quality Bond Trust may invest in high yield (high risk) securities which entail certain additional risks. Further information relating to these and other risks associated with an investment in the Acquiring Portfolios is set forth below under "Additional Information on Investment Policies and Techniques and Risk Factors."

     WORLDWIDE GROWTH TRUST AND GLOBAL EQUITY TRUST

     Risks of investment in these portfolios relate primarily to fluctuations in stock prices and risks associated with foreign investing.

     CAPITAL GROWTH BOND TRUST AND INVESTMENT QUALITY BOND TRUST

     Risks of investment in these portfolios relate primarily to exposure to interest rate and credit risks with respect to fixed-income securities. Investment in the Investment Quality Bond Trust includes the additional risks associated with its ability to invest up to 20% of its assets in high yield (high risk) debt securities, commonly known as "junk bonds," including the greater risk of default by the issuers of such bonds, and its ability to invest up to 20% of its assets in foreign securities.

                      INFORMATION ABOUT THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that each Acquiring Portfolio will acquire all of the assets, subject to all of the liabilities, of the corresponding Transferor Portfolio in exchange for shares of such Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisitions shall take place on April 30, 1999 (the "Exchange Date"), or such later date as may be agreed upon by the parties. The net asset value per share for each Acquiring Portfolio and each Transferor Portfolio will be determined by dividing each Acquiring Portfolio's assets, less liabilities, by the total number of its outstanding shares. Portfolio assets will be valued in accordance with the valuation practices of the Acquiring Portfolios. See "General Information -- Shares of the Trust" in the Prospectus.

     The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of the corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date of the Reorganization. As promptly as practicable after the Exchange Date, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of the corresponding Acquiring Portfolio received by that Transferor Portfolio in the Reorganization. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolios in the names of the shareholders of the corresponding Transferor Portfolio, each account representing the respective pro rata number of shares of such Acquiring Portfolio due the shareholder. After such distribution, the Trust shall take all necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of each Transferor Portfolio.

     The Board has determined, with respect to the Transferor Portfolios and the Acquiring Portfolios, that the interests of shareholders and of contractholders whose contract values are invested in shares of such portfolios will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such portfolios and such shareholders and contractholders.

     Certain of the existing investment limitations of the Transferor Portfolios that require shareholder approval for amendment prohibit each Transferor Portfolio from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Transferor Portfolios will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a majority of the outstanding voting securities of each Transferor Portfolio entitled to vote approve the Reorganization and that the Commission grant exemptive relief from certain provisions of the 1940 Act that otherwise would preclude consummation of the Reorganization. As used in this Prospectus/Proxy Statement, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the voting securities of a portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such portfolio are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the portfolio. On November 13, 1998, the Trust filed an Application with the Commission requesting exemption from certain provisions of the 1940 Act as they relate to the proposed Reorganization. Manulife, Manufacturers Securities, Manulife North America, Manulife New York, Manufacturers America, The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A.") and Manufacturers Adviser Corporation also are parties to the Application. Copies of the Application may be obtained from the Commission in the manner explained below. See "Additional Information About the Trust." In addition, the proposal to approve the Plan will not be submitted to shareholders of the Transferor Portfolios, and the Special Meeting of Shareholders therefore will not be held, until such time as the Commission has granted the exemptive relief referred to in the preceding sentence. There can be no assurance that the Commission will grant such exemptive relief or that it will be granted in time for the Special Meeting of Shareholders to be held on April [27], 1999, as scheduled.

     The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization, before or after approval by the shareholders of the Transferor Portfolios, by either the Transferor Portfolios or the Acquiring Portfolios if (i) any material condition or covenant set forth in the Plan has not been fulfilled or waived by the party entitled to its benefits, or (ii) there has been a material breach or default by the other party or (iii) the Board determines that proceeding with the Reorganization is not in the best interests of the Transferor Portfolios or the Acquiring Portfolios, respectively, or their respective shareholders or contractholders. The Plan provides that either party may waive compliance with any of the covenants or conditions made therein for its benefit, except for certain conditions regarding the receipt of regulatory approvals.

     The expenses of the Reorganization (other than registration fees payable for the registration of shares of the Acquiring Portfolios in connection with the Reorganization, which will be payable by such Acquiring

Portfolios), including the cost of a proxy soliciting agent that has been retained will be borne by the Transferor Portfolios and the Acquiring Portfolios. See "Voting Information."

     Approval of the Plan will require a majority of the outstanding voting securities of each Transferor Portfolio. See "Voting Information." If the Reorganization is not approved by the shareholders of each Transferor Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action. See "Voting Information." THE BOARD HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE PLAN.

     Shareholders of each Transferor Portfolio will receive shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Plan as described above. Each such share will be fully paid and nonassessable when issued (except as noted under "Summary -- Proposed Transaction") and transferable without restrictions and will have no preemptive or conversion rights.

     DESCRIPTION OF THE SECURITIES TO BE ISSUED. The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or to name the shareholders' rights and preferences.

     Each Transferor Portfolio and Acquiring Portfolio is a series of the Trust. Currently, none of the Trust series issues multiple classes of shares, although they may do so in the future. Each share of each series represents an equal proportionate interest in that series with each other share of that series. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Fractional shares have proportionate fractional rights to full shares. Expenses of the Trust which are not attributable to a specific series are allocated to all series of the Trust in a fair and equal manner, as determined by management of the Trust. Generally, shares of each series will vote separately, for example, to approve an investment advisory agreement. Shares of all series will vote together when the 1940 Act requires it, for example, to elect the Trustees or to select independent accountants. The Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time. There are no conversion or preemptive rights in connection with shares of the Trust.

     REASONS FOR THE REORGANIZATION. The principal purpose of the Reorganization is to provide a means by which shareholders of each of the Transferor Portfolios, in combination with the corresponding Acquiring Portfolios, can pursue substantially similar investment objectives and policies in the context of a larger fund with better investment performance and potentially greater economies of scale.

     In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board (including the Independent Trustees (with the advice and assistance of independent legal counsel), made an inquiry into a number of matters and considered the following factors, among others: (1) expense ratios and available information regarding the fees and expenses of each Transferor Portfolio and each corresponding Acquiring Portfolio (historical and pro forma), as well as of similar funds; (2) the compatibility of the investment objectives, policies and restrictions of each Transferor Portfolio and each corresponding Acquiring Portfolio; (3) the advantages to each Transferor Portfolio of investing in larger asset pools with potentially greater diversification; (4) the historical performance of each Transferor Portfolio and each Acquiring Portfolio, as well as of each portfolio's respective investment subadviser; (5) the investment experience, expertise and resources of each subadviser to the Transferor Portfolios and the Acquiring Portfolios; (6) portfolio transaction policies of the Transferor Portfolios and the Acquiring Portfolios; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contractholder interests; (8) any direct and indirect costs to be incurred by each Transferor Portfolio and each corresponding Acquiring Portfolio as a result of the Reorganization; (9) the tax consequences of the Reorganization; and (10) possible alternatives to the Reorganization.

     In reaching the decision to recommend approval of the Reorganization, the Board concluded that the participation of each Transferor Portfolio and each corresponding Acquiring Portfolio in the Reorganization is in the best interests of each Transferor Portfolio and each corresponding Acquiring Portfolio, as well as the best interests of shareholders and the contractholders whose contract values are invested in shares of the Transferor Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contractholders will not be diluted as a result of this transaction. Their conclusion was based on a number of factors, including the following:

     1. The expense ratios of the Acquiring Portfolios are comparable or lower (without giving effect to fee waivers) than those of the corresponding Transferor Portfolios.

     2. The Reorganization will permit shareholders of each Transferor Portfolio to pursue similar investment goals in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the combined Transferor and Acquiring Portfolios will experience more rapid asset growth in the future than would have been the case for the Transferor Portfolios standing alone. Such larger funds should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification.

     3. (a) The one year annualized return as of December 31, 1998 of the Global Equity Trust exceeded that of the Worldwide Growth Trust. The historical performance of these portfolios could not be compared for any longer period, as the inception date for the Worldwide Growth Trust was January 1, 1997.

        (b) While the five year annualized return as of December 31, 1998 of the Capital Growth Bond Trust slightly exceeded that of the Investment Quality Bond Trust, the one year annualized return and the three year annualized return as of December 31, 1998 of the Investment Quality Bond Trust exceeded that of the Capital Growth Bond Trust.

     FEDERAL INCOME TAX CONSEQUENCES. As a condition to the consummation of the Reorganization, the Transferor Portfolios and the Acquiring Portfolios will have received an opinion from Simpson Thacher & Bartlett to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of
Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Transferor Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of shares of the Transferor Portfolio solely in exchange for all of their shares of the Transferor Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Transferor Portfolio's shares solely for shares of the corresponding Acquiring Portfolio; (4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

     CAPITALIZATION. The following tables show the capitalization of each Transferor Portfolio and the corresponding Acquiring Portfolio as of December 31, 1997 and June 30, 1998, and on a pro forma combined basis as of those dates for the Reorganization giving effect to the proposed acquisition of assets at net asset value.

                                                                                  PRO FORMA
                                          WORLDWIDE         GLOBAL EQUITY            FOR
                                         GROWTH TRUST           TRUST           REORGANIZATION
                                        --------------    ------------------    --------------
DECEMBER 31, 1997
Net Assets............................   $24,262,035         $868,412,747       $  892,674,782
Net Asset Value Per Share.............   $     14.04         $      19.38       $        19.38
Shares Outstanding....................     1,727,778           44,813,235           46,065,146
JUNE 30, 1998
Net Assets............................   $34,580,155         $972,654,887       $1,007,235,042
Net Asset Value Per Share.............   $     15.84         $      20.44       $        20.44
Shares Outstanding....................     2,183,020           47,593,856           49,285,644

                                                                                  PRO FORMA
                                        CAPITAL GROWTH    INVESTMENT QUALITY         FOR
                                          BOND TRUST          BOND TRUST        REORGANIZATION
                                        --------------    ------------------    --------------
DECEMBER 31, 1997
Net Assets............................   $53,989,945         $188,544,943       $  242,534,888
Net Asset Value Per Share.............   $     11.85         $      12.13       $        12.13
Shares Outstanding....................     4,557,940           15,549,187           20,000,131
JUNE 30, 1998
Net Assets............................   $58,628,171         $246,472,726       $  305,100,897
Net Asset Value Per Share.............   $     11.60         $      11.94       $        11.94
Shares Outstanding....................     5,055,965           20,641,355           25,551,587

                               VOTING INFORMATION

     Proxies from the shareholders of each Transferor Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on April [27], 1999 at 73 Tremont Street, Boston, Massachusetts 02108, at 10:00 a.m., Eastern Standard Time, or at such later time as necessary by adjournment. All valid proxies will be voted in accordance with the specification thereon, or in the absence of specification, for approval of the Plan. Approval of the Plan will require a majority of the outstanding voting securities of each Transferor Portfolio.

     Voting instructions may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 116 Huntington Avenue, Boston, Massachusetts 02116 or
(ii) signing and returning a new voting instructions form, in each case if received by the Trust by April [26], 1999. ALL PROPERLY EXECUTED VOTING INSTRUCTIONS RECEIVED BY APRIL [26], 1999 WILL BE VOTED AS SPECIFIED IN THE VOTING INSTRUCTION, OR, IF NO SPECIFICATION IS MADE, IN FAVOR OF THE PROPOSALS REFERRED TO IN THIS PROSPECTUS/PROXY STATEMENT.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting and entitled to vote thereon. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

     Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the Reorganization proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Reorganization proposal.

     The cost of the preparation and distribution of these proxy materials will be borne by the Transferor Portfolios and the Acquiring Portfolios. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, or of its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Transferor Portfolios and the Acquiring Portfolios for their out-of-pocket expenses.

     Under the Plan, shareholders of each Transferor Portfolio will receive shares of the corresponding Acquiring Portfolio, as described above, with an aggregate net asset value equal to the value of the shareholder's investment in each Transferor Portfolio at the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the 1940 Act by the Commission's Division of Investment Management. Any shareholder of a Transferor Portfolio may redeem shares at the then-current net asset value prior to the Exchange Date.

     Shareholders of the Transferor Portfolios of record at the close of business on February [28], 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each such Transferor Portfolio at the close of business on that date present in person or represented by proxy will constitute a quorum for the Meeting; however, as noted above, a majority of the outstanding voting securities of each Transferor Portfolio at the close of business on that date is required to approve the Reorganization. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of the Transferor Portfolios are sold only to Manulife North America, Manulife New York and Manufacturers America and to the separate accounts of these insurance companies mentioned earlier. Although Manulife North America, Manulife New York and Manufacturers America own all shares of the Transferor Portfolios, shares are attributed to, and will be voted in proportion to the timely instructions received from the contractholders of these insurance companies. Transferor Portfolio shares as to which no voting instructions are received, including shares not attributable to contractholders, will be voted by these insurance companies in the same proportion as those for which voting instructions are received from contractholders.

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Transferor Portfolio is as follows:

                                                              VOTES HELD BY    VOTES HELD BY   VOTES HELD BY
                                               NUMBER OF         MANULIFE        MANULIFE      MANUFACTURERS
PORTFOLIO                                    ELIGIBLE VOTES   NORTH AMERICA*     NEW YORK         AMERICA
---------                                    --------------   --------------   -------------   -------------
Worldwide Growth Trust.....................
                                                -------          -------          -------         -------
Capital Growth Bond Trust..................
                                                -------          -------          -------         -------

---------------
* Also includes shares held by Manulife North America in its general account.

     Trustees and officers of the Trust, in the aggregate, own, or have the right to provide voting instructions for, less than 1% of each portfolio's outstanding shares.

     As of February [28], 1999,   % of the Worldwide Growth Trust shares were
attributable to a contract owned by                . As of February [28], 1999,
  % of the Capital Growth Bond Trust shares were attributable to a contract
owned by                . Upon the consummation of the Reorganization, each of
the foregoing person(s) would have the same percentage of attributable shares of the corresponding Acquiring Portfolio.

     The votes of the shareholders of the Acquiring Portfolios are not being solicited to approve the Reorganization, since their approval or consent is not required with respect to the Reorganization.

     The Plan was approved for the Transferor Portfolios and the Acquiring Portfolios by unanimous vote of the Board, including in each case all of the Trustees then serving who were not interested persons of the Trust (other than in their capacity as Trustees of the Trust).

                 ADDITIONAL INFORMATION ON INVESTMENT POLICIES
                        AND TECHNIQUES AND RISK FACTORS

     INVESTMENT RESTRICTIONS GENERALLY. The Trust is subject to a number of restrictions in pursuing its investment objectives and policies. The following is a brief summary of certain restrictions that may be of interest to contractholders. Some of these restrictions are subject to exceptions not stated here. Such exceptions and a complete list of the investment restrictions applicable to the individual portfolios and to the Trust are set forth in the Statement of Additional Information under the caption "Investment Restrictions." Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus/Proxy Statement and in the Statement of Additional Information are not fundamental, so that the Board may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of a portfolio.

     INDUSTRY CONCENTRATION. As a matter of fundamental policy, each Acquiring Portfolio and Transferor Portfolio is prohibited from investing more than 25% of its total assets in the securities of issuers having their principal activities in any particular industry (with exceptions for U.S. Government securities and certain other obligations).

     BORROWING. As a matter of fundamental policy, each Acquiring Portfolio and Transferor Portfolio is prohibited from borrowing money, except for temporary or emergency purposes (but not for leveraging) and then not in excess of 33 1/3% of the value of the total assets of the portfolio at the time the borrowing is made. In addition, each Acquiring Portfolio and Transferor Portfolio may borrow in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions. Reverse repurchase agreements and mortgage dollar rolls may be considered a form of borrowing and will be treated as a borrowing for purposes of the restriction on borrowing in excess of 33 1/3% of the value of the total assets of a portfolio. A portfolio will not purchase securities while borrowings (other than reverse repurchase agreements, mortgage dollar rolls and similar transactions) exceed 5% of total assets.

     ISSUER DIVERSIFICATION. As a matter of fundamental policy, each Acquiring Portfolio and Transferor Portfolio is prohibited from purchasing securities of any issuer if the purchase would cause more than 5% of the value of a portfolio's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by a portfolio, except that up to 25% of the value of each Acquiring Portfolio or Transferor Portfolio's total assets may be invested without regard to this restriction.

     INVESTMENTS IN REAL ESTATE-RELATED SECURITIES. As a matter of fundamental policy, each Acquiring Portfolio and Transferor Portfolio may not purchase or sell real estate, except that each Acquiring Portfolio and Transferor Portfolio may invest in mortgages and mortgage backed securities and securities issued by companies which invest in real estate or interests therein.

     INVESTMENTS IN COMMODITIES. As a matter of fundamental policy, each Acquiring Portfolio and Transferor Portfolio may not purchase or sell commodities or commodity contracts except that each Acquiring Portfolio and Transferor Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contract and futures contracts on foreign currencies and options on such futures contracts.

     INVESTMENTS IN ILLIQUID SECURITIES. Restrictions that apply to the Acquiring Portfolios and the Transferor Portfolios and that are not fundamental include prohibitions on knowingly investing more than 15% of the net assets of any portfolio in "illiquid" securities (including repurchase agreements maturing in more than seven days but excluding master demand notes).

     PLEDGING ASSETS. Restrictions that apply to the Acquiring Portfolios and the Transferor Portfolios and that are not fundamental include prohibitions on pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any portfolio as security for indebtedness (except that the applicable percent is 15% in the case of the Worldwide Growth Trust).

     INVESTMENTS IN OTHER FUNDS. Restrictions that apply to the Acquiring Portfolios and the Transferor Portfolios and that are not fundamental include prohibitions on purchasing securities of other investment companies, other than in connection with a merger, consolidation or reorganization, if the purchase would cause more than 10% of the value of a portfolio's total assets to be invested in investment company securities.

     HIGH YIELD (HIGH RISK) SECURITIES.

     GENERAL

     The Investment Quality Bond Trust, unlike the Capital Growth Bond Trust, may invest up to 20% of its assets in "high yield" (high risk) securities. Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Investment Quality Bond Trust may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated Caa or lower by Moody's or CCC or lower by Standard & Poor's). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Investment Quality Bond Trust with a commensurate effect on the value of the Investment Quality Bond Trust's shares.

     Because the Investment Quality Bond Trust will invest primarily in fixed-income securities, the net asset value of its shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

     CORPORATE DEBT SECURITIES

     While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     FOREIGN SOVEREIGN DEBT SECURITIES

     Investing in foreign sovereign debt securities will expose the Investment Quality Bond Trust, unlike the Capital Growth Bond Trust, to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Investment Quality Bond Trust may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Investment Quality Bond Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Investment Quality Bond Trust may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect its holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     FOREIGN SECURITIES. Each of the Acquiring Portfolios and the Transferor Portfolios, to the extent stated above under the description of such portfolios, may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies. The Global Equity Trust may, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies.

     Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Acquiring Portfolios and Transferor Portfolios may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

     Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     Foreign securities may be subject to foreign government taxes which reduce their attractiveness. See "Additional Information About the Trust -- Tax Matters." In addition, investing in securities denominated in foreign currencies and in the securities of foreign issuers, particularly non-governmental issuers, involves risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved and the possibility of imposition of currency controls. Since the Acquiring Portfolios and the Transferor Portfolios may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Acquiring Portfolios and the Transferor Portfolios and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Acquiring Portfolios and the Transferor Portfolios may incur transaction charges in exchanging foreign currencies.

     There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements which are generally less extensive than the requirements applicable to domestic issuers. Foreign stock markets (other than Japan) have substantially less volume than the United States exchanges and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less governmental regulation of exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization, withholding of dividends at the source, expropriation or confiscatory taxation, currency blockage, political or economic instability or diplomatic developments that could adversely affect the value of those investments. Finally, in the event of a default on any foreign obligation, it may be difficult for the Trust to obtain or to enforce a judgment against the issuer.

     Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

     In addition to the foreign securities listed above, the Worldwide Growth Trust and the Investment Quality Bond Trust may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Additional Information on Investment Policies and Techniques and Risk Factors," and High Yield (High Risk) Securities -- Foreign Sovereign Debt Securities" above.

     SMALL COMPANY AND EMERGING GROWTH SECURITIES. The Worldwide Growth Trust may invest in small-sized and emerging growth companies (collectively, "small-sized companies"). Investing in securities of small-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established companies. Companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Although investing in securities of small-sized companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a portfolio that invests in small-sized company securities may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

     WARRANTS. Subject to certain restrictions, each of the Acquiring Portfolios and the Transferor Portfolios may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

     LENDING SECURITIES. Each Acquiring Portfolio and Transferor Portfolio may lend its securities so long as such loans do not represent in excess of 33 1/3% of a portfolio's total assets. This is a fundamental policy. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Trust anticipates that its securities will be loaned only under the following conditions: (1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities increase in value; (2) the loan will be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and (3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS"). In order to help ensure the availability of suitable securities, each of the Acquiring Portfolios and the Transferor Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may sell the securities before the settlement date, if such action is deemed advisable. In general, a portfolio does not pay for the securities or start earning interest on them until the obligations are scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the portfolio may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Acquiring Portfolios and the Transferor Portfolios may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the portfolio acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

     The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a portfolio's repurchase agreements. The Trustees will regularly monitor the use of repurchase agreements and the subadvisers will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligation.

     A portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     Each Acquiring Portfolio and Transferor Portfolio may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

     MORTGAGE DOLLAR ROLLS. Each Acquiring Portfolio and Transferor Portfolio may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

     HEDGING AND OTHER STRATEGIC TRANSACTIONS. Each of the Acquiring Portfolios and the Transferor Portfolios may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. The description in this Prospectus/Proxy Statement of each Acquiring Portfolio and each Transferor Portfolio indicates which, if any, of these types of transactions may be used by each such portfolio. Limitations on the portion of a portfolio's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.

     Subject to the constraints described above, an individual portfolio may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts (including stock index futures), enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus/Proxy Statement as "Hedging and Other Strategic Transactions"). A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars, and a portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations;

     - to protect a portfolio's unrealized gains in the value of its securities;

     - to facilitate the sale of those securities for investment purposes;

     - to manage the effective maturity or duration of a portfolio's securities; and

     - to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     A portfolio may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, its subadviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a portfolio's securities. None of the portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. The use of certain Hedging and Other Strategic Transactions will require that a portfolio segregate cash, liquid high grade debt obligations or other assets to the extent a portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Other Strategic Transactions are described in "Hedging and Other Strategic Transactions -- Risk Factors" in the Statement of Additional Information. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, also appears in the Statement of Additional Information.

     ILLIQUID SECURITIES. Each of the Acquiring Portfolios and the Transferor Portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

     Excluded from the 15% limitation are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted pursuant to the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Trust's investment restriction is a determination to be made by the subadvisers subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The following discussion sets forth information regarding the performance of each Transferor Portfolio and Acquiring Portfolio for the period ended December 31, 1997. There are several ways to evaluate a portfolio's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE TABLES

     The following performance table for each Transferor Portfolio and Acquiring Portfolio shows two types of total return information: CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. A CUMULATIVE TOTAL RETURN is an expression of a portfolio's total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the portfolio's inception if less than the applicable period). An AVERAGE ANNUAL TOTAL RETURN takes the portfolio's cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year.

     Because the Global Equity Trust has had a portfolio management change, the performance table for the Global Equity Trust shows an average annual total return for the period since the current portfolio manager assumed responsibility. THE TABLES SHOW ALL CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS, NET OF FEES AND EXPENSES OF THE TRUST, BUT DO NOT REFLECT THE INSURANCE (SEPARATE ACCOUNT) EXPENSES (INCLUDING A POSSIBLE CONTINGENT DEFERRED SALES CHARGE) OF THE VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS THAT INVEST IN THE TRUST.

     GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

     The following performance graph for each Transferor Portfolio and Acquiring Portfolio shows the change in value of a $10,000 investment over the life of each portfolio. Each portfolio's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the portfolio invests.

PORTFOLIO MANAGER'S COMMENTARY

     Following is a commentary by the portfolio manager regarding each Transferor Portfolio's and Acquiring Portfolio's performance during the period ended December 31, 1997.

     The following information regarding the Worldwide Growth Trust was included in the Trust's Annual Report dated December 31, 1997:

                             WORLDWIDE GROWTH TRUST

INVESTMENT OBJECTIVE:        Seeks long-term growth of capital by normally
                             investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

SUBADVISER:                  Founders

PORTFOLIO MANAGER:           Michael W. Gerding

INCEPTION DATE:              January 1, 1997

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
[GRAPH]

                                                 WORLDWIDE GROWTH
                                                      TRUST               MSCI WORLD INDEX
DEC-96                                                10000                    10000
JAN-97                                                10120                    10122
FEB-97                                                10208                    10240
MAR-97                                                10208                    10040
APR-97                                                10320                    10370
MAY-97                                                10912                    11012
JUN-97                                                11176                    11563
JUL-97                                                11624                    12097
AUG-97                                                11176                    11290
SEP-97                                                11696                    11905
OCT-97                                                11288                    11280
NOV-97                                                11224                    11482
DEC-97                                                11329                    11623

                               PERFORMANCE TABLE

                                                          CUMULATIVE TOTAL RETURN
                                                          -----------------------
                                                                   SINCE
                                                                 INCEPTION
                                                          -----------------------
PERIODS ENDING DECEMBER 31, 1997
MSCI World Index*                                                  16.23%
Worldwide Growth Trust (at net asset value)                        13.29%

---------------
* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year, the Worldwide Growth Trust rose 13.3%, ahead of the 10.1% returns from the average Morningstar World funds but trailing the MSCI World Index which gained 16.2%.

     ENVIRONMENT: As we enter 1998, the Asian currency crisis and international market volatility continue to dominate investors' attention around the world. In response to the first warning signs of problems, we aggressively reduced our exposure to Asia because we no longer had any confidence in our earnings estimated for our companies. Currently, with the exception of Japan, we have no holdings in Asia. Our Japanese exposure is relatively limited, as we remain concerned about the health of the economy and companies' ability to grow their earnings in 1998.

     We are finding the best opportunities in Europe where we expect improving economic conditions for the third straight year. This coupled with the potential for lower interest rates and corporate restructuring should lead to much better earnings across Europe. We look for the same broad impact from these restructurings that the U.S. has already experienced. We are significantly overweight in Europe and are finding very attractive companies across many diverse industries.

     OUTLOOK: In spite of the difficult markets of the last several months, our outlook for growth companies around the world is very positive. During the last year, we visited with nearly 1,000 companies from over 20 countries. Our focus is the same -- build a portfolio of the most attractive, rapidly growing companies from around the world one company at a time regardless of where they are located.

     The following information regarding the Capital Growth Bond Trust was included in the Trust's Annual Report dated December 31, 1997:

                           CAPITAL GROWTH BOND TRUST

INVESTMENT OBJECTIVE:        To achieve growth of capital by investing in
                             medium-grade or better debt securities, with income as a secondary consideration.

SUBADVISER:                  MAC

PORTFOLIO MANAGER:           Cathy Addison

INCEPTION DATE:              June 26, 1984

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
[GRAPH]

                                                        SALOMON BROS BIG     LEHMAN BROTHERS
                                     CAPITAL GROWTH        BOND INDEX-       AGGREGATE BOND
                                       BOND TRUST           CORPORATE             INDEX
JUN-84                                    10000               10000               10000
DEC-84                                    11373               11926               11711
                                          12859               13416               12995
DEC-85                                    14345               14906               14301
                                          15949               16176               15595
DEC-86                                    17554               17445               16488
                                          17405               17625               16461
DEC-87                                    17257               17806               16941
                                          17873               18648               17755
DEC-88                                    18489               19490               18276
                                          19772               20851               19958
DEC-89                                    21055               22211               20933
                                          21747               23021               21524
DEC-90                                    22440               23830               22806
                                          24278               26032               23824
DEC-91                                    26117               28234               26455
                                          28885               29457               27173
DEC-92                                    27665               30739               28414
                                          29115               32601               30376
DEC-93                                    30575               34484               31184
                                          29889               33854               29977
DEC-94                                    29202               33244               30274
                                          32157               36850               33739
DEC-95                                    35112               40455               35866
                                          34307               39601               35429
DEC-96                                    35989               41798               37164
                                          36881               43096               38319
DEC-97                                    39126               46049               40763

                               PERFORMANCE TABLE

                                                    AVERAGE ANNUAL TOTAL RETURN            CUMULATIVE TOTAL RETURN
                                              ---------------------------------------   ------------------------------
                                                                              SINCE                            SINCE
                                              1 YEAR   5 YEARS   10 YEARS   INCEPTION   5 YEARS   10 YEARS   INCEPTION
                                              ------   -------   --------   ---------   -------   --------   ---------
PERIODS ENDING DECEMBER 31, 1997
Salomon Bros BIG Bond Index (Corporate)+      10.17%    8.42%      9.97%      11.95%     49.81%    158.62%    360.49%
Lehman Brothers Aggregate Bond Index*          9.68%    7.49%      9.18%      10.97%     43.46%    140.62%    307.63%
Capital Growth Bond Trust (at net asset
  value)                                       8.72%    7.19%      8.53%      10.62%     41.48%    126.74%    291.26%

---------------
+ Salomon Brothers Broad Investment Grade Bond Index -- Corporate Component.

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year, the Capital Growth Bond Trust returned 8.7% right in line with the 8.7% returns generated by the average Morningstar General Bond fund but below the 9.6% return of the Salomon Broad Investment Grade Index.

     ENVIRONMENT: The bond market rallied in 1997. The benchmark 30-year US Treasury Bond began the year at 6.64% rising to a peak of 7.17% and falling to 5.92% by the end of the year. The yield on the long bond fell 72 basis points and the yield on the two year note fell 23 basis points causing the yield curve to flatten.

Early in the year interest rates rose largely due to investors' fears that inflation would increase which in turn was fueled by economic indicators showing that the economy had picked up speed. As a result, the Fed raised rates by 25 basis points in order to slow economic growth. However, interest rates began their downward move from April until the end of the year.

     The rally was supported by a slowdown in the economy as GDP dropped from 4.9% in the first quarter to 3.3% in the second quarter to 3.1% in the third quarter. Bond yields were propelled even lower by technical factors such as continued interest from foreign buyers and hedge fund managers, reallocation of funds by equity managers, the need of mortgage back security traders to offset the shortening in their portfolios with Treasuries, and decreased issuance of Treasuries and corporate bonds.

     In the latter part of the year, the meltdown in Asia caused a significant sell in the Asian stock markets and a loss in foreign currency values. This began a flight to quality with money flowing into US Treasuries. In addition the Asian events have caused investors to anticipate slowdowns in growth and inflation in the US.

     The following information regarding the Global Equity Trust was included in the Trust's Annual Report dated December 31, 1997:

                              GLOBAL EQUITY TRUST

INVESTMENT OBJECTIVE:        To seek long term capital appreciation by investing
                             primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

SUBADVISER:                  Morgan Stanley

PORTFOLIO MANAGER:           Frances Campion

INCEPTION DATE:              March 18, 1988*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
[GRAPH]

                                               GLOBAL EQUITY TRUST        MSCI WORLD INDEX
FEB-88                                                10000                    10000
                                                       9890                    10000
                                                      10000                    10128
                                                       9761                     9927
                                                       9870                     9915
                                                       9681                    10103
                                                       9252                     9549
                                                       9771                     9956
                                                      10209                    10621
                                                      10110                    10992
DEC-88                                                10120                    11093
                                                      10568                    11497
                                                      10439                    11427
                                                      10279                    11355
                                                      10528                    11619
                                                      10658                    11337
                                                      10887                    11211
                                                      11775                    12480
                                                      11924                    12179
                                                      12383                    12525
                                                      12024                    12104
                                                      12183                    12595
DEC-89                                                12532                    13001
                                                      12014                    12397
                                                      11864                    11867
                                                      11745                    11153
                                                      11338                    10995
                                                      12421                    12155
                                                      12594                    12071
                                                      12891                    12183
                                                      11757                    11045
                                                      10531                     9882
                                                      11093                    10807
                                                      11052                    10632
DEC-90                                                11226                    10856
                                                      11593                    11256
                                                      12462                    12299
                                                      12094                    11939
                                                      12125                    12034
                                                      12342                    12309
                                                      11618                    11551
                                                      12156                    12098
                                                      12073                    12062
                                                      12208                    12380
                                                      12373                    12583
                                                      11877                    12037
DEC-91                                                12663                    12916
                                                      12746                    12679
                                                      12818                    12463
                                                      12363                    11878
                                                      12718                    12046
                                                      13315                    12527
                                                      12948                    12110
                                                      12707                    12144
                                                      12749                    12442
                                                      12456                    12330
                                                      12110                    11998
                                                      12561                    12215
DEC-92                                                12571                    12317
                                                      12613                    12360
                                                      12791                    12655
                                                      13567                    13392
                                                      14306                    14014
                                                      15102                    14339
                                                      14975                    14222
                                                      15357                    14518
                                                      16196                    15186
                                                      16281                    14908
                                                      16568                    15321
                                                      15538                    14457
DEC-93                                                16706                    15166
                                                      17704                    16169
                                                      17747                    15962
                                                      17205                    15277
                                                      17709                    15752
                                                      17450                    15795
                                                      17644                    15754
                                                      18065                    16056
                                                      18659                    16543
                                                      17979                    16111
                                                      18206                    16572
                                                      17029                    15856
DEC-94                                                16996                    16013
                                                      16068                    15776
                                                      16057                    16001
                                                      16694                    16769
                                                      17096                    17371
                                                      17130                    17523
                                                      17073                    17521
                                                      18062                    18400
                                                      17926                    17994
                                                      18108                    18521
                                                      17687                    18232
                                                      17812                    18868
DEC-95                                                18301                    19423
                                                      18494                    19778
                                                      18665                    19903
                                                      19108                    20233
                                                      19767                    20713
                                                      19582                    20734
                                                      19570                    20842
                                                      18484                    20108
                                                      18912                    20343
                                                      19085                    21143
                                                      18981                    21295
                                                      20206                    22492
DEC-96                                                20610                    22136
                                                      20656                    22406
                                                      21176                    22668
                                                      21003                    22224
                                                      21197                    22955
                                                      22674                    24376
                                                      23792                    25595
                                                      24781                    26778
                                                      23573                    24992
                                                      24845                    26354
                                                      23920                    24970
                                                      24036                    25417
DEC-97                                                24896                    25730

                               PERFORMANCE TABLE

                                                                                           CUMULATIVE
                                                 AVERAGE ANNUAL TOTAL RETURN              TOTAL RETURN
                                         -------------------------------------------   -------------------
                                                              SINCE        SINCE*                  SINCE
                                         1 YEAR   5 YEARS   INCEPTION   OCT. 1, 1996   5 YEARS   INCEPTION
                                         ------   -------   ---------   ------------   -------   ---------
PERIODS ENDING DECEMBER 31, 1997
MSCI World Index**                       16.23%    15.87%     10.18%       17.01%       21.70%    157.30%
Global Equity Trust (at net asset
  value)                                 20.80%    14.64%      9.77%       23.75%       98.04%    148.96%

---------------
 * Current subadviser assignment became effective 10/1/96.

** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year, the Global Equity Trust returned 20.8%, well above both the 10.1% returns for the average Morningstar World fund and the 16.2% increase in the MSCI World Index. Out performance during 1997 came largely from the combination of our heavily underweight position in Japan and Southeast Asia and strong Japanese stock selection, notably the large exporters which continued to benefit from yen weakness. Stock selection in many European markets, particularly financials, also contributed, as did our over weighting in continental Europe.

     ENVIRONMENT. After beginning 1997 as perceivably one of the most "at risk" markets on a valuation basis, the US ended the year again among the strongest developed markets. The "Goldilocks" investment scenario prevailed: a firming dollar, robust growth, benign inflation (despite full employment), shrinking supply in both debt and equities and booming demand, despite a 0.25% rise in the Fed Funds Rate in February and warnings from the Federal Reserve Chairman of "irrational exuberance."

     In Europe, weaker currencies, lower yields, accelerating restructuring and consolidation drove exceptional local currency returns. The UK lagged its continental counterparts as the newly independent Bank of England hiked interest rates 1.25% in an attempt to subdue the overheated domestic economy. In Japan, a weak domestic economy following April's VAT hike, the specter of deregulation, and the deepening banking crisis brought a further loss of confidence. Some hope was extended by year end tax cuts, increasing government willingness to restructure its banking system and the collapse of Yamaichi, Japan's 4th largest broker, perhaps heralding a breakdown in the traditional keiretsu "convoy" system. Significant risks to Japan remain, however, not least the threat to corporate earnings posed by Asian devaluations. Despite the IMF "bail out" of Korea, Indonesia and Thailand, the austerity programs, recessions and necessary reforms in these economies have barely begun and the political willingness to achieve this not yet demonstrated.

     OUTLOOK: Given a projected slowdown in global growth, the US Treasury market is now predicting the Fed will ease rates. If mid single digit growth can be maintained, and inflation remains quiescent, the US market is arguably fairly valued with long bond yields at current levels. We remain slightly underweight in the US, finding better relative value in Europe, particularly Ireland and the UK. We have moved from market to over weight in the UK recently having found several strong business franchises with management dedicated to maximizing shareholder value. Despite continued underperformance, we still struggle to find value in Japan, other than in selected sectors such as pharmaceuticals. Hence we expect to remain underweight in the foreseeable future. We also remain cautious about Asia as a whole despite the exceptionally steep sell off.

     The following information regarding the Investment Quality Bond Trust included in the Trust's Annual Report dated December 31, 1997:

                         INVESTMENT QUALITY BOND TRUST

INVESTMENT OBJECTIVE:        To seek a high level of current income consistent
                             with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S.
                             Government bonds with intermediate to longer term maturities. Up to 20% of the portfolio's assets may be invested in non-investment grade fixed income securities.

SUBADVISER:                  Wellington Management

PORTFOLIO MANAGER:           Thomas L. Pappas

INCEPTION DATE:              April 23, 1991

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
[GRAPH]

                                                          Lehman Brothers
                                    Investment Quality    Aggregate Bond        Customized
                                        Bond Trust             Index             Benchmark
Mar-91                                    10000                10000               10000
                                          10070                10000               10000
                                          10110                10058               10054
                                          10090                10053               10046
                                          10181                10193               10179
                                          10472                10413               10412
                                          10753                10824               10626
                                          10853                10742               10725
                                          10944                10841               10832
Dec-91                                    11376                11163               11193
                                          11155                11011               11036
                                          11276                11083               11111
                                          11195                11021               11065
                                          11247                11100               11117
                                          11521                11310               11344
                                          11679                11465               11513
                                          11984                11700               11812
                                          12089                11818               11913
                                          12216                11959               12069
                                          12016                11800               11875
                                          12016                11802               11874
Dec-92                                    12195                11990               12084
                                          12469                12220               12353
                                          12711                12434               12819
                                          12795                12466               12662
                                          12863                12573               12759
                                          12863                12590               12760
                                          13116                12817               13057
                                          13173                12891               13143
                                          13439                13116               13454
                                          13494                13152               13495
                                          13538                13200               13555
                                          13350                13088               13397
Dec-93                                    13418                13158               13462
                                          13594                13336               13685
                                          13261                13104               13379
                                          12574                12781               13023
                                          12735                12678               12909
                                          12724                12577               12877
                                          12700                12649               12846
                                          12933                12901               13126
                                          12956                12916               13135
                                          12758                12726               12920
                                          12724                12715               12901
                                          12689                12687               12879
Dec-94                                    12793                12775               12972
                                          13028                13028               13230
                                          13316                13338               13562
                                          13409                13419               13561
                                          13611                13607               13555
                                          14170                14133               14472
                                          14281                14237               14592
                                          14232                14205               14533
                                          14405                14377               14735
                                          14554                14517               14893
                                          14802                14705               15103
                                          15038                14926               15355
Dec-95                                    15288                15135               15601
                                          15361                15238               15699
                                          15060                14973               15352
                                          14926                14868               15223
                                          14797                14785               15096
                                          14758                14755               15070
                                          14942                14953               15278
                                          14982                14993               15311
                                          14956                14988               15271
                                          15233                15228               15559
                                          15536                15565               15943
                                          15839                15832               15252
Dec-96                                    15681                15685               16057
                                          15721                15734               16077
                                          15760                15773               16122
                                          15562                15598               15911
                                          15520                15832               16147
                                          15961                15982               16307
                                          16174                16172               16514
                                          16885                16609               17051
                                          16486                16486               16840
                                          16756                16712               17114
                                          16955                16964               17371
                                          17040                17032               17484
Dec-97                                    17210                17204               17648

                               PERFORMANCE TABLE

                                                                                       CUMULATIVE
                                                    AVERAGE ANNUAL TOTAL RETURN       TOTAL RETURN
                                                    ----------------------------   -------------------
                                                                         SINCE                 SINCE
                                                    1 YEAR   5 YEARS   INCEPTION   5 YEARS   INCEPTION
                                                    ------   -------   ---------   -------   ---------
Customized Benchmark*+                               9.91%    7.87%      8.89%      46.05%     76.48%
Lehman Brothers Aggregate Bond Index*                9.68%    7.49%      8.48%      43.49%     72.04%
Investment Quality Bond Trust (at net asset value)   9.75%    7.13%      8.46%      41.12%     72.10%

---------------
* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

+ Customized Benchmark is comprised of 50% of the return of the Lehman Brothers
  Government Bond Index and 50% of the return of the Lehman Brothers Corporate Bond Index.

                         PORTFOLIO MANAGER'S COMMENTARY

     PORTFOLIO: For the year, the Investment Quality Bond Trust returned 9.75%, in line with the 9.68% returns on the Lehman Brothers Aggregate Bond Index.

     ENVIRONMENT: During 1997, Treasury yields declined and prices rose. Inflation expectations dove as commodity prices deflated. Oil prices dove 14%, gold plummeted by 24% and domestic inflation, as measured by CPI, finished at 1.7%. In addition, with the deflationary implication of troubles in Asia, it was not surprising to see long Treasuries fall by 70 basis points, breaking through the 6% level.

     Treasuries finished the year with the most momentum; for the year, however, they performed in line with both mortgages and high quality corporate bonds. Meanwhile, high yield continued to outperform, generating an index total return over 12%. The Trust benefitted from the constructive rate outlook but was held back by a small (under 2%) position in Southeast Asian bonds.

     OUTLOOK: The current outlook for the US despite robust current growth and little slack in labor or manufacturing capacity, is materially different as a result of the situation in Asia. The consensus has reduced growth and inflation expectations each by one-half percent. Anecdotal evidence which has recently surfaced suggests that these reductions may not be enough. With a continued positive backdrop for bonds, our inclination is to add to Treasuries rather than mortgages or corporate bonds, as the extra yield premium to own corporates and mortgages leaves little room for error as we enter a riskier time for the economy. Opportunities continue to surface in high yield, but we do not expect to increase exposure to the high yield sector.

     TAX MATTERS. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract. The following is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

     TAX STATUS

     The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Code and believes that each Acquiring Portfolio and Transferor Portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

     SOURCES OF GROSS INCOME

     To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

     DIVERSIFICATION OF ASSETS

     To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Because only insurance company separate accounts will own shares in the Acquiring Portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each Acquiring Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     FOREIGN INVESTMENTS

     Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. A portfolio investing in securities of a passive foreign investment company may be subject to U.S. federal income taxes and interest charges (and the investment yield of a portfolio making such an investment will be reduced by these taxes and interest charges) on a portion of its distributions on and gain with respect to shares of the passive foreign investment company even if such amounts are paid as a dividend to its shareholders. Shareholders will bear the cost of these taxes and interest charges. Alternatively, a portfolio may elect to (i) treat the passive foreign investment company as a "qualified electing fund" (assuming the company agrees to provide certain information to the Internal Revenue Service) and include annually in income its proportionate share of the company's ordinary earnings and capital gains (whether or not distributed) or (ii) mark to market its stock in the passive foreign investment company and thereby recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent of prior increases.

     ADDITIONAL TAX CONSIDERATIONS

     If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio (i) would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Manulife Securities and the subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that subadvisers might otherwise believe to be desirable.

     OTHER INFORMATION.

     DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash.

     CUSTODIAN

     State Street Bank and Trust Company ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

     ADDITIONAL INFORMATION

     Additional information concerning the operations and management of the Trust (including the Transferor Portfolios and the Acquiring Portfolios) is incorporated herein by reference from its current prospectus and current statement of additional information, each dated May 1, 1998, copies of which may be obtained without charge by contacting the Trust at the address or telephone number set forth on the cover page of this Prospectus/Proxy Statement.

     The Trust is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about each of the Transferor Portfolios and Acquiring Portfolios with the Securities and Exchange Commission.

     Such reports, proxy material and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the Commission, located at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, copies of recent information filed by the Trust may be obtained from the Commission's Internet address at http://www.sec.gov.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AND A COPY OF THE TRUST'S SEMIANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998, TO A SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH ON THE COVER PAGE OF THIS PROSPECTUS/PROXY STATEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS

     The financial statements and financial highlights of the Acquiring Portfolios and the Transferor Portfolios for the fiscal year ended December 31, 1997 included and incorporated by reference into this Prospectus/ Proxy Statement have been so included and incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, One Post Office Square, Boston, Massachusetts 02109, given on the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Portfolios will be passed upon by James D. Gallagher, Secretary of the Trust. Certain tax consequences of the Reorganization will be passed upon by Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017.

                                    APPENDIX

                             DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1".

Bonds:

AAA                     Debt rated AAA has the highest rating assigned by S&P.
                        Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC             Bonds rated BB, B, CCC and CC are regarded, on balance,
                        as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed;

                        (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this
[            ] day of January, 1999, by Manufacturers Investment Trust (the
"Trust"), a Massachusetts business trust, on behalf of the Worldwide Growth Trust and the Capital Growth Bond Trust (collectively, the "Transferor Portfolios") and the Global Equity Trust and the Investment Quality Bond Trust (collectively, the "Acquiring Portfolios").

     The following table depicts each specific Transferor Portfolio and the corresponding Acquiring Portfolio into which such Transferor Portfolio will be merged:

TRANSFEROR PORTFOLIO                     ACQUIRING PORTFOLIO
--------------------                     -------------------
Worldwide Growth Trust                   Global Equity Trust
Capital Growth Bond Trust                Investment Quality Bond Trust

     WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of each Transferor Portfolio to the corresponding Acquiring Portfolio, noted above, is in the best interests of each Transferor Portfolio and the corresponding Acquiring Portfolio, as well as the best interests of shareholders and holders of variable life and annuity contracts funded by shares of the Transferor Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contract owners would not be diluted as a result of this transaction;

     WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolios (the "Reorganization") through the acquisition by the Acquiring Portfolios of all of the assets, subject to all of the liabilities, of the Transferor Portfolios in exchange for shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolios (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolios and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Portfolios and the Acquiring Portfolios hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIOS IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIOS

     (a) Plan of Reorganization.

     (i) The Trust on behalf of each Transferor Portfolio listed above, will convey, transfer and deliver the assets of each Transferor Portfolio to the Acquiring Portfolio set forth opposite its name in the table above (each such Acquiring Portfolio being the "Corresponding Acquiring Portfolio" of the Transferor Portfolio set forth opposite its name, and each such Transferor Portfolio being the "Corresponding Transferor Portfolio" of the Acquiring Portfolio set forth opposite its name) all of the then existing assets of such Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of each Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Corresponding Transferor Portfolio and (B) issue and deliver to the Corresponding Transferor Portfolio full and fractional shares of beneficial interest of the Corresponding Acquiring Portfolio, with respect to each Corresponding Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. Any shares of capital stock (if any), par value $.01 per share, of the Transferor Portfolios ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place [on the date provided for in Section 1(b) hereof (the "Exchange Date"]. All computations for the Transferor Portfolios and the Acquiring Portfolios shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Transferor

Portfolios and the Acquiring Portfolios. The determination of said Custodian shall be conclusive and binding on all parties in interest.

     (ii) As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Corresponding Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Corresponding Acquiring Portfolio, to open accounts on the share records of the Corresponding Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolios will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolios.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Transferor Portfolio shares at which this Plan will be considered, (B) April 30, 1999 and (C) such later day as the parties may mutually agree.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolios or the Transferor Portfolios is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Transferor Portfolios shall be transferred by the Custodian to the accounts of the Corresponding Acquiring Portfolios duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value of the shares of each Acquiring Portfolio and the net value of the assets of each Corresponding Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of each Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Corresponding Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by each Acquiring Portfolio in exchange for the Corresponding Transferor Portfolio's assets shall be determined by an exchange ratio computed by dividing the net value of such Transferor Portfolio's assets by the net asset value per share of such Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolios and the Transferor Portfolios.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each Acquiring Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus and statement of additional information of the Trust, each dated May 1, 1998, as amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of January 15, 1999 there were outstanding the following numbers of shares of the Acquiring
Portfolios: 45,422,874 shares of the Global Equity Trust and 25,146,929 shares of the Investment Quality Bond Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of each of the Acquiring Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The financial statements of the Trust for the fiscal year ended December 31, 1997, which have been audited by PricewaterhouseCoopers LLP and the unaudited financial statements of the Trust for the six months ended June 30, 1998 (collectively, the "Trust's Financial Statements"), fairly present the financial position of the Acquiring Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

     (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolios and liabilities incurred in the ordinary course of business subsequent to June 30, 1998 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolios.

     (i) No Material Adverse Change. Since June 30, 1998, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolios, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment to which the Trust, on behalf of any Acquiring Portfolio, is subject.

     (l) Taxes. The federal income tax returns of the Trust with respect to each Acquiring Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Acquiring Portfolio, have been filed for all taxable years to and including December 31, 1997, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolios have been paid so far as due. The Trust and each Acquiring Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Code.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders (referred to in Section 6(a) hereof), the exemptive relief requested in the Exemptive Application (as defined in Section 4(e) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each Transferor Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus and statement of additional information of the Trust, each dated May 1, 1998, as amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the

Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of January 15, 1999 there were outstanding the following numbers of shares of the Transferor
Portfolios: 2,779,692 shares of the Worldwide Growth Trust and 5,432,114 shares of the Capital Growth Bond Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolios as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolios for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolios do not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolios or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolios (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of each Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Trust's Financial Statements fairly present the financial position of the Transferor Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. The Trust, on behalf of the Transferor Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Transferor Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Transferor Portfolios and liabilities incurred in the ordinary course of business subsequent to June 30, 1998 or otherwise previously disclosed to the Trust with respect to the Transferor Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolios.

     (h) No Material Adverse Change. Since June 30, 1998, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Transferor Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Transferor Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Transferor Portfolios, pending or threatened, other than routine inspections and audits.

     (j) Contracts. The Trust, on behalf of the Transferor Portfolios, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolios without liability to the Trust or the Transferor Portfolios as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. The federal income tax returns of the Trust with respect to each Transferor Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including December 31, 1997, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolios have been paid so far as due. The Trust and each Transferor Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders referred to in Section 6(a) hereof, the exemptive relief requested by the Exemptive Application, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Portfolios, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolios relating to the meeting of the Transferor Portfolios' shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. The Acquiring Portfolios agree to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolios shall furnish such data and information relating to each Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolios' shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Acquiring Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (d) Exemptive Application. The Acquiring Portfolios shall use all reasonable efforts to cause the Commission to grant the exemptive relief requested in the Exemptive Application filed on November 13, 1998 by the Trust (the "Exemptive Application"), substantially in the form requested in the Exemptive Application, including filing any necessary or advisable amendments to the Exemptive Application.

5. COVENANTS OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios covenants to the following:

     (a) Meeting of the Transferor Portfolios' Shareholders. The Trust shall call and hold a meeting of the shareholders of each Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein. The Trust shall not hold such meeting until such time as the Commission shall have granted the exemptive relief requested in the Exemptive Application substantially in the form requested in the Exemptive Application.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, each Transferor Portfolio will provide the Trust, for the benefit of each Corresponding Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. Each Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Corresponding Acquiring Portfolio, respectively, acquire any additional securities other than securities which the Corresponding Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Transferor Portfolio holds any investments that its Corresponding Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for a Transferor Portfolio as of the Effective Time of the Reorganization will be owned by such Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, the Transferor Portfolios will cooperate with the Acquiring Portfolios and will furnish to the Trust the information relating to the Transferor Portfolios required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolios, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolios for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
Section 5(c).

     (d) Cooperation in Effecting Reorganization. The Transferor Portfolios agree to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Transferor Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Contract Terminations. Prior to the Effective Time of the Reorganization, the investment subadvisory agreement between Manulife Securities and (i) Founders Asset Management, LLC ("Founders"), but only with respect to the Worldwide Growth Trust and (ii) Manufacturers Adviser Corporation ("MAC"), but only with respect to the Capital Growth Bond Trust, shall each be terminated, such termination to be effective prior to or as of the Effective Time of the Reorganization.

     (g) Exemptive Application. The Transferor Portfolios shall use all reasonable efforts to cause the Commission to grant the exemptive relief requested in the Exemptive Application, substantially in the form requested in the Exemptive Application, including filing any necessary or advisable amendments to the Exemptive Application.

     (h) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of each Transferor Portfolio, shall prepare a statement of the earnings and profits of each Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR PORTFOLIOS

The obligations of each Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolios' Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of each Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

     (b) Covenants, Warranties and Representations. Each of the Acquiring Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolios since June 30, 1998.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, the Commission shall have granted the exemptive relief requested in the Exemptive Application substantially in the form requested in the Exemptive Application, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (i) Tax Opinion. The Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to each Transferor Portfolio and its Corresponding Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Trust will have verified as of the Effective Time of the Reorganization. The

Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to each Transferor Portfolio and its Corresponding Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolios or the Corresponding Acquiring Portfolios upon the transfer of all the assets and liabilities, if any, of each Transferor Portfolio to its Corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of shares of such Transferor Portfolio solely for shares of the Corresponding Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by the Corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization. The payment by the Trust of certain expenses of the Acquiring Portfolios and the Transferor Portfolios which are directly related to the Reorganization referred to in Section 9 hereof will not affect the opinions set forth above regarding the federal income tax consequences of the exchanges by each Transferor Portfolio and the shareholders of each Transferor Portfolio.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIOS

The obligations of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolios' Shareholders. The Transferor Shareholder Approval shall have been obtained.

     (b) Covenants, Warranties and Representations. Each of the Transferor Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of each of the Transferor Portfolios since June 30, 1998.

     (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by Manulife Securities as consistent with the investment policies of such Acquiring Portfolio.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Contract Terminations. The agreements referred to in Section 5(f) shall have been terminated as provided therein.

     (f) Distribution of Income and Gains. The Trust on behalf of the Transferor Portfolios shall have distributed to the shareholders of each Transferor Portfolio all of such Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (g) Tax Opinion.  The Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, either the Transferor Portfolios or the Acquiring Portfolios may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination by the Transferor Portfolios. The Trust, on behalf of the Transferor Portfolios, may terminate this Plan with respect to one or more of the Transferor Portfolios at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolios, the Trust and Manulife Securities if (i) a material condition to the performance of one or more of the Transferor Portfolios hereunder or a material covenant of one or more of the Acquiring Portfolios contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by one or more of the Acquiring Portfolios.

     (d) Termination by the Acquiring Portfolios. The Trust, on behalf of the Acquiring Portfolios, may terminate this Plan with respect to one or more of the Acquiring Portfolios at any time prior to the Effective Time of the Reorganization by notice to the Transferor Portfolios, the Trust and Manulife Securities if (i) a material condition to the performance of one or more of the Acquiring Portfolios hereunder or a material covenant of one or more of the Transferor Portfolios contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by one or more of the Transferor Portfolios.

     (e) Termination by the Trust. This Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolios, without liability on the part of any party hereto, its Directors, Trustees, officers or shareholders or Manulife Securities, on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of the Transferor Portfolios or the Acquiring Portfolios.

     (f) Unless the parties hereto shall otherwise agree in writing, this Plan shall terminate without liability as of the close of business on September 1, 1999 if the Effective Time of the Reorganization is not on or prior to such date.

     (g) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(h) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES; INSURANCE

     The expenses of the Reorganization will be borne by the Transferor Portfolios and the Acquiring Portfolios. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolios in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Trust (for itself or on
behalf of the Transferor
Portfolios or the Acquiring Portfolios):

     73 Tremont Street
     Boston, Massachusetts 02108
     Attention: James D. Gallagher, Esq.
     Facsimile: (617) 266-8201

with a copy to:

     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
     Attention: Sarah E. Cogan, Esq.
     Facsimile: (212) 455-2502

11. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "Manufacturers Investment Trust" is the designation of the Trustees under a Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MANUFACTURERS INVESTMENT TRUST

                                          on behalf of the Transferor Portfolios

                                          BY:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          MANUFACTURERS INVESTMENT TRUST

                                          on behalf of the Acquiring Portfolios

                                          BY:
                                          --------------------------------------
                                            Name:
                                            Title:

          [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA]
             [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA]

                            VOTING INSTRUCTIONS FORM

VOTING PURSUANT TO THESE INSTRUCTIONS WILL BE AS SPECIFIED. IF NO SPECIFICATION
     IS MADE AS TO AN ITEM, VOTING WILL BE FOR SUCH ITEM. A SEPARATE VOTING INSTRUCTION FORM IS PROVIDED FOR EACH MANUFACTURERS INVESTMENT TRUST PORTFOLIO IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF FEBRUARY [26], 1999. PLEASE
  SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

    VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL [20], 1999 TO BE VOTED FOR
                  THE MEETING TO BE HELD ON APRIL [21], 1999.

[NAME OF TRANSFEROR PORTFOLIO]

     THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.

The undersigned hereby instructs [The Manufacturers Life Insurance Company of North America] [The Manufacturers Life Insurance Company of New York] [The Manufacturers Life Insurance Company of America] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., April [21], 1999, and any adjournments thereof, as indicated below.

Date:

                            PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."


                    _______________________________________

                    _______________________________________
                     Signature(s), Title(s), if applicable

          INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES
             IN THIS MANNER [  ] USING BLUE OR BLACK INK OR DARK PENCIL.

                           PLEASE DO NOT USE RED INK.

--------------------------------------------------------------------------------

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
   DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS VOTING
     INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE
       PROSPECTUS/PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                         FOR               AGAINST             ABSTAIN
1. Approval of Agreement and Plan of
   Reorganization.                                       [ ]                 [ ]                 [ ]
2. To transact such other business as may
   properly come before the Meeting.

--------------------------------------------------------------------------------

PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
                          MAILED IN THE UNITED STATES.

                                     PART B

                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH   , 1999

     This Statement of Additional Information is available to the shareholders of the Worldwide Growth Trust and the Capital Growth Bond Trust in connection with the proposed transfer of all of the assets and liabilities of the Worldwide Growth Trust and the Capital Growth Bond Trust to, and in exchange for shares of, the Global Equity Trust and the Investment Quality Bond Trust, respectively. This Statement of Additional Information includes the Statement of Additional Information of the Trust dated May 1, 1998.

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Prospectus/Proxy Statement dated March   , 1999
(the "Prospectus/Proxy Statement"), which may be obtained without charge by writing to Manufacturers Investment Trust (the "Trust") at 116 Huntington Avenue, Boston, Massachusetts 02116, or by calling toll free 1-800-344-1029.

                          TABLE OF CONTENTS FOR PART B

Statement of Additional Information of the Trust, dated May
  1, 1998
Manufacturers Investment Trust -- Capital Growth Bond Trust and Investment Quality Bond Trust
  Pro Forma Combining Statement of Assets and
     Liabilities -- June 30, 1998 (Unaudited)
  Pro Forma Combining Statement of Operations -- For the Six
     Months Ended June 30, 1998 (Unaudited)
  Pro Forma Combining Schedule of Portfolio
     Investments -- June 30, 1998 (Unaudited)
  Notes to the Pro Forma Financial Statements -- June 30,
     1998 (Unaudited)
Manufacturers Investment Trust -- Capital Growth Bond Trust and Investment Quality Bond Trust
  Pro Forma Combining Statement of Assets and
     Liabilities -- December 31, 1997 (Unaudited)
  Pro Forma Combining Statement of Operations -- For the
     Year Ended December 31, 1997 (Unaudited)
  Pro Forma Combining Schedule of Portfolio
     Investments -- December 31, 1997 (Unaudited)
  Notes to the Pro Forma Financial Statements -- December
     31, 1997 (Unaudited)

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                         MANUFACTURERS INVESTMENT TRUST

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated May 1, 1998 which may be obtained from Manufacturers Investment Trust, 116 Huntington Avenue, Boston, Massachusetts, 02116.


      The date of this Statement of Additional Information is May 1, 1998.

                                 TABLE OF CONTENTS

INVESTMENT POLICIES ......................................................    3
     Money Market Instruments ............................................    3
     Other Instruments ...................................................    5
HEDGING AND OTHER STRATEGIC TRANSACTIONS .................................   11
     General Characteristics of Options...................................   11
     General Characteristics of Futures Contracts and Options on Futures
     Contracts ...........................................................   13
     Options on Securities Indices and Other Financial Indices ...........   14
     Currency Transactions ...............................................   14
     Combined Transactions ...............................................   15
     Swaps, Caps, Floors and Collars .....................................   15
     Eurodollar Instruments ..............................................   16
     Risk Factors ........................................................   16
     Risks of Hedging and Other Strategic Transactions Outside the
     United States .......................................................   17
     Use of Segregated and Other Special Accounts ........................   17
     Other Limitations ...................................................   18
INVESTMENT RESTRICTIONS ..................................................   18
     Fundamental .........................................................   18
     Nonfundamental ......................................................   19
PORTFOLIO TURNOVER .......................................................   21
MANAGEMENT OF THE TRUST ..................................................   22
     Compensation of Trustees ............................................   23
INVESTMENT MANAGEMENT ARRANGEMENTS .......................................   24
     The Advisory Agreement ..............................................   25
     The Subadvisory Agreements ..........................................   27
     Agreement with Prior Subadviser .....................................   29
PORTFOLIO BROKERAGE ......................................................   30
PURCHASE AND REDEMPTION OF SHARES ........................................   34
DETERMINATION OF NET ASSET VALUE .........................................   34
PERFORMANCE DATA .........................................................   36
ORGANIZATION OF THE TRUST ................................................   37
     Shares of the Trust .................................................   38
     Principal Holders of Securities .....................................   38
ADDITIONAL INFORMATION CONCERNING TAXES ..................................   39
REPORTS TO SHAREHOLDERS ..................................................   40
INDEPENDENT ACCOUNTANTS ..................................................   40
LEGAL COUNSEL ............................................................   40
ADDITIONAL INFORMATION REGARDING SUBADVISERS .............................   40

                               INVESTMENT POLICIES

      The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of Manufacturers Investment Trust (the "Trust").

MONEY MARKET INSTRUMENTS

      The Money Market Trust will be invested in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies and all portfolios may purchase such instruments to invest otherwise idle cash or for defensive purposes, except that the U.S. Government Securities Trust and the Equity Index Trust may not invest in the instruments described in 2. below.

      1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks and the Federal National Mortgage Association. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the United States Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

      2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

      Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of

Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

      Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

      3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Trust portfolios may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

      4. COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A portfolio will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A master demand note will be valued each day a portfolio's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

      5. CORPORATE OBLIGATIONS. Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

      6. REPURCHASE AGREEMENTS. Repurchase agreements are arrangements involving the purchase of obligations by a portfolio and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a portfolio to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the portfolio will be with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      In selecting sellers with whom the portfolio will enter into repurchase transactions, the Trustees have adopted procedures that establish certain credit worthiness, asset and collateralization requirements and limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and for a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain credit worthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadviser will, pursuant to procedures adopted by the Trustees, continuously monitor that the collateral held with respect to a repurchase transaction equals or exceeds the amount of the obligations.

      Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

OTHER INSTRUMENTS

      The following provides a more detailed explanation of some of the other instruments in which certain portfolios may invest.

1. MORTGAGE SECURITIES

      Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

      In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

      Adjustable rate mortgage securities, are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

      A portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. Also, the portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

      CMOs purchased may be:

      (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

      (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

      (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

      STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the United States Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts independently.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolio invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments

(including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA by S&P.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Prospectus, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a portfolio's relatively stable net asset value.

      In addition to the stripped mortgage securities described above, the Strategic Bond, High Yield and Value Trusts may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

      INVERSE FLOATERS. The Strategic Bond, High Yield and Value Trusts may invest in inverse floaters which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets.

      Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Inverse floaters may be volatile and there is a risk that their market value will vary from their amortized cost.

2. ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the portfolio's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or which, in the opinion of the investment subadviser, are of comparable quality.

      As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities for the purposes of the investment restriction under "Investment Restrictions" below.

      TYPES OF CREDIT SUPPORT. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Trust will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

3. ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS

      Zero coupon securities and pay-in-kind bonds involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

      Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

      Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

4. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

      The market for high yield U.S. corporate debt securities has undergone significant changes in the past decade. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980's, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes.

      High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes and commercial paper and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, the portfolios may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

5. HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

      The Strategic Bond, Investment Quality Bond and High Yield Trusts expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the Worldwide Growth, International Small Cap, Moderate Asset Allocation and Aggressive Asset Allocation Trusts may also invest in Brady Bonds. Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Trusts may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Trusts may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Trusts may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

6. HYBRID INSTRUMENTS

      Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar- denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.

Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

      As described in the Prospectus under "Hedging and Other Strategic Transactions," an individual portfolio may be authorized to use a variety of investment strategies. These strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolio (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

      A detailed discussion of Hedging and Other Strategic Transactions follows below. No portfolio which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A portfolio's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

      If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a portfolio will receive the option premium to help protect it against loss, a call sold by the portfolio will expose the portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the portfolio to hold a security or instrument that it might otherwise have sold.

      Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      No portfolio will enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."


      STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.


      In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available. Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio. A portfolio may also invest in Index Futures in order to hedge its equity positions.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices. In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with Counterparties that are deemed creditworthy by the subadviser.

      A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the subadviser, it is in the best interests of the portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a portfolio based on the subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

      Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A portfolio will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      A portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended, (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the subadviser. If a Counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by a Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

      Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

      If and to the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a portfolio to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses. Although a portfolio's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a portfolio is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of many Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a portfolio, for example, will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a portfolio will require the portfolio to segregate liquid high grade debt obligations equal to the exercise price. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate liquid high grade debt obligations equal to the amount of the portfolio's obligations.

      OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the portfolio. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

      No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

      The degree to which a portfolio may utilize Hedging and Other Strategic Transactions may also be affected by certain provisions of the Code.

                             INVESTMENT RESTRICTIONS

      There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: fundamental and nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      With respect to the submission of a change in an investment restriction to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

      All of the restrictions through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

      The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding United States Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to the Real Estate Securities Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.) For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding United States Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Global Government Bond Trust, the Emerging Growth Trust and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage backed securities.

(6) Purchase or sell commodities or commodity contracts except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin.

(11) Write or purchase options on securities, financial indices or currencies except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12)  Purchase securities for the purpose of exercising control or management.

(13)  Purchase securities of other investment companies (A) in reliance on
      Section 12(d)(1)(G) of the 1940 Act, or (B) if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization or in connection with the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust.* For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and
      (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio except in an amount of not more than 10% (33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock and Science & Technology Trusts, 15% in the case of the International Small Cap, Growth, Balanced and Worldwide Growth Trusts and 50% in the case of the Value Trust) of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

(15) Purchase securities of foreign issuers, except that (A) the Aggressive Asset Allocation Trust may invest up to 35% of its assets in such securities; (B) the Growth, Balanced and Science & Technology Trusts may each invest up to 30% of its assets in such securities, (C) the Equity-Income and Moderate Asset Allocation Trusts may each invest up to 25% of its assets in such securities; (D) the Pilgrim Baxter Growth and Conservative Asset Allocation Trusts each may invest up to 15% of its assets in such securities; (E) the Value Trust may invest up to 5% of its assets in foreign securities; (F) each other portfolio other than the U.S. Government Securities and Equity Index Trusts may invest up to 20% of its total assets in such securities (in the case of the Small/Mid Cap, Growth, Balanced and Value Trusts, ADRs and U.S. dollar-denominated securities are not included in the applicable percentage limit); and (G) the foregoing restriction shall not apply to the Small Company Value, International Small Cap, Worldwide Growth, Global Equity, Pacific Rim Emerging Markets, International Stock, High Yield, Global Government Bond, International Growth and Income, Strategic Bond, Capital Growth Bond, Real Estate Securities and Quantitative Equity Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Trust. The Navigator Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Trust, State Street received from the Securities and Exchange Commission exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of
Section 17 of the 1940 Act.

      In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, inter alia, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by Rule, or (iii) more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

                               PORTFOLIO TURNOVER

      The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. The portfolio turnover rate may vary from year to year, as well as within a year. The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 1997 and 1996 were as follows:

                                        1997     1996
-------------------------------------------------------
Pacific Rim Emerging Markets Trust        63%      48%
Science & Technology Trust               121%     N/A
International Small Cap Trust             74%      50%*
Emerging Growth Trust                    120%     N/A
Pilgrim Baxter Growth Trust               63%     N/A
Small/Mid Cap Trust                      151%      67%*
International Stock Trust                 43%     N/A
Worldwide Growth Trust                    84%     N/A
Global Equity Trust                       33%     169%
Small Company Value Trust                 81%*    N/A
Equity Trust                             224%     223%
Growth Trust                             179%     215%*
Quantitative Equity Trust                114%     105%
Equity Index Trust                         7%      27%*
Blue Chip Growth Trust                    37%     159%
Real Estate Securities Trust             148%     231%
Value Trust                               43%     N/A
International Growth and Income Trust    166%     148%
Growth and Income Trust                   34%      49%
Equity-Income Trust                       25%     158%
Balanced Trust                           219%     N/A
Aggressive Asset Allocation Trust         91%      75%
High Yield Trust                          75%     N/A
Moderate Asset Allocation Trust           78%      78%
Conservative Asset Allocation Trust       86%      73%
Strategic Bond Trust                     131%     165%
Global Government Bond Trust             160%     167%
Capital Growth Bond Trust                 73%      58%
Investment Quality Bond Trust             47%      68%
U.S. Government Securities Trust         110%     178%
Money Market Trust                       N/A      N/A
Lifestyle Aggressive 1000 Trust           67%     N/A
Lifestyle Growth 820 Trust                51%     N/A
Lifestyle Balanced 640 Trust              44%     N/A
Lifestyle Moderate 460 Trust              39%     N/A
Lifestyle Conservative 260 Trust          38%     N/A

*Annualized

      Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio. Each portfolio of the Trust intends to comply with the various requirements of the Code so as to qualify as a "regulated investment company" thereunder.

                             MANAGEMENT OF THE TRUST

      The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below:

================================================================================
                          POSITION WITH      PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE      THE TRUST        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Don B. Allen               Trustee       Senior Lecturer, William E.
136 Knickerbocker Road                   Simon Graduate School of
Pittsford, NY  14534                     Business Administration,
Age: 68                                  University of Rochester
--------------------------------------------------------------------------------
John D. DesPrez III        President     Senior Vice President,
73 Tremont Street                        Annuities, Manulife Financial,
Boston, MA  02108                        September 1996 to date;
Age: 41                                  President and Director,
                                         Manulife North America,
                                         September 1996 to date;
                                         President, North American
                                         Funds, March 1993 to September
                                         1996; Vice President and
                                         General Counsel, Manulife
                                         North America, 1991 to 1994
--------------------------------------------------------------------------------
Charles L. Bardelis        Trustee       President and Executive
297 Dillingham Ave.                      Officer, Island Commuter Corp.
Falmouth, MA  02540                      (Marine Transport)
Age: 56
--------------------------------------------------------------------------------
Samuel Hoar                Trustee       Senior Mediator, Judicial
73 Tremont Street                        Arbitration Mediation Services
Boston, MA  02108                        "JAMS/Endispute," June 1994 to
Age: 70                                  date; Partner, Goodwin,
                                         Proctor and Hoar, prior to
                                         June 1994
--------------------------------------------------------------------------------
John D. Richardson*        Chairman of   Executive Vice President and
200 Bloor Street East      Trustees      General Manager, U.S.
Toronto, Ontario, Canada                 Operations, Manulife
M4W 1E5                                  Financial, January 1995 to
Age: 60                                  date; Senior Vice President
                                         and General Manager, Canadian
                                         Operations, Manulife
                                         Financial, June 1992 to
                                         January 1995
--------------------------------------------------------------------------------
F. David Rolwing           Trustee       Chairman, President and CEO,
17810 Meeting House Road                 Montgomery Mutual Insurance
Sandy Spring, MD  20860                  Company, 1991 to date
Age: 63
--------------------------------------------------------------------------------
Robert J. Myers            Trustee       Consulting Actuary
9610 Wire Avenue                         (self-employed), April 1983 to
Silver Springs, MD  20921                date; Member, Prospective
Age: 85                                  Payment Assessment Commission,
                                         June 1993 to date
--------------------------------------------------------------------------------

================================================================================
                         POSITION WITH       PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE     THE TRUST         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------

John G. Vrysen            Vice President Vice President, Chief
73 Tremont Street                        Financial Officer, U.S.
Boston, MA  02108                        Operations,Manulife
Age: 42                                  Financial, January 1996 to
                                         date; Vice President and
                                         Actuary, Manulife North
                                         America, January 1986 to date
--------------------------------------------------------------------------------
James D. Gallagher        Secretary      Vice President, Legal
73 Tremont Street                        Services, Manulife Financial,
Boston, MA  02108                        January 1996 to date; Vice
Age: 43                                  President, Secretary and
                                         General Counsel, Manulife
                                         North America, June 1994 to
                                         date; Vice President and
                                         Associate General Counsel, The
                                         Prudential Insurance Company
                                         of America, 1990 to 1994
--------------------------------------------------------------------------------
Richard C. Hirtle         Vice President Vice President, Strategic Development,
73 Tremont Street         and Treasurer  Annuities, Manulife Financial, December
Boston, MA 02108                         1997 to date; Vice President, Strategic
Age: 42                                  Development, Manulife North America,
                                         December 1997 to date, Vice President,
                                         Chief Financial Officer, Annuities,
                                         Manulife Financial, January 1996 to
                                         December 1997; Vice President,
                                         Treasurer and Chief Financial
                                         Officer, Manulife North
                                         America, November 1988 to
                                         December 1997
================================================================================

*Trustee who is an "interested person," as defined in the 1940 Act.

COMPENSATION OF TRUSTEES

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $30,000, a fee of $7,500 for each meeting of the Trustees that they attend in person and a fee of $200 for each such meeting conducted by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

===========================================================================================
NAMES OF PERSON, POSITION  AGGREGATE COMPENSATION FROM      TOTAL COMPENSATION FROM TRUST
                           TRUST FOR PRIOR FISCAL YEAR*     COMPLEX FOR PRIOR FISCAL YEAR*#
-------------------------------------------------------------------------------------------
Don B. Allen, Trustee              $57,500                            $62,000
-------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee        57,500                             62,000
-------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                57,500                             62,000
-------------------------------------------------------------------------------------------
Robert J. Myers, Trustee            57,500                             62,000
-------------------------------------------------------------------------------------------
John D. Richardson, Trustee             --                                 --
-------------------------------------------------------------------------------------------
F. David Rolwing, Trustee           57,500                             62,000
===========================================================================================

*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust as well as all portfolios of North American Funds (from January 1, 1997 to September 30, 1997) of which the predecessor to Manufacturers Securities Services, LLC was the investment adviser.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the Securities and Exchange Commission.

      The Trust, formerly a Maryland corporation known as "NASL Series Fund, Inc." (the "Fund"), was reorganized as a Massachusetts business trust effective December 31, 1988. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Portfolios -- were transferred to the Trust and reconstituted as new portfolios of the Trust.

      Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. MSS is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, MSS serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America") and The Manufacturers Life Insurance Company of New York.

      The Advisory Agreement and each Subadvisory Agreement (except those described below) were approved by the Trustees on September 28, 1995 and by the shareholders of the portfolios on December 5, 1995. These approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the ultimate controlling parent of MSS, with The Manufacturers Life Insurance Company ("Manulife Financial") on January 1, 1996.

      On December 15, 1995, the Trustees appointed Fred Alger Management, Inc. ("Alger") pursuant to a new Subadvisory Agreement with Alger ("Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust. The Alger Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small/Mid Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements. The Alger Subadvisory Agreement and the related amendment to the Advisory Agreement have been approved by the sole shareholder of the Small/Mid Cap Trust.

      Effective October 1, 1996, Oechsle International Advisors, L.P. ("Oechsle International"), Wellington Management Company, LLP, Goldman Sachs Asset Management and Roger Engemann Management Co., Inc., the Subadvisers of the Global Equity, Money Market, Equity-Income and Blue Chip Growth Trusts, respectively, resigned their positions as Subadvisers of those portfolios. On September 27, 1996, the Trustees (i) appointed Morgan Stanley Asset Management Inc. ("Morgan Stanley") pursuant to a new Subadvisory Agreement with Morgan Stanley ("Morgan Stanley Subadvisory Agreement") to manage the Global Equity Trust, (ii) appointed T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new Subadvisory Agreement with T. Rowe Price ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and (iii) appointed Manufacturers Adviser Corporation ("MAC") pursuant to a new Subadvisory Agreement with MAC ("MAC Subadvisory Agreement") to manage the Money Market Trust. All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

      Also on September 27, 1996, the Trustees (i) appointed Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new Subadvisory Agreement with MAS ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts, (ii) appointed Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to an agreement with Warburg ("Warburg Subadvisory Agreement") to manage the Emerging Growth Trust, (iii) appointed T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to also manage the Science & Technology Trust, (iv) appointed Rowe Price-Fleming International, Inc. ("Price-Fleming") pursuant to a new Subadvisory Agreement with Price Fleming ("Price-Fleming Subadvisory Agreement") to manage the International Stock Trust, (v) appointed Pilgrim Baxter & Associates, Ltd. ("PBA") to manage the Pilgrim Baxter Growth Trust pursuant to an agreement with PBA ("PBA Subadvisory Agreement"), (vi) appointed MAC pursuant to the MAC Subadvisory Agreement to also manage the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts and (vii) appointed the Adviser to manage the Lifestyle Trusts pursuant to an amendment to the Advisory Agreement. Such Subadvisory Agreements or amended Subadvisory Agreement and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996.

      On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle Trusts. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts.

      On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to an agreement with Rosenberg. This subadvisory agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997.

      On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SBAM") pursuant to a new subadvisory agreement with SBAM ("SBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts. In addition, on that date the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SBAM Limited had previously provided certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

      On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new Subadvisory Agreement with Founders ("Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. The predecessor to Founders, Founder Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

THE ADVISORY AGREEMENT

      Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense (i) office space and all necessary office facilities and equipment, (ii) necessary executive and other personnel for managing the affairs of the Trust and for performing certain clerical, accounting and other office functions, and (iii) all other information and services, other than services of counsel, independent accountants or investment subadvisory services provided by any subadviser under a subadvisory agreement, required in connection with the preparation of all tax returns and documents required to comply with the Federal securities laws. The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares and the compensation of the Trust's officers and Trustees that are officers, directors or employees of the Adviser or its affiliates. In addition, advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds an annual rate of .75% in the case of the International Small Cap, Global Equity, Global Government Bond, Worldwide Growth, International Growth and Income, International Stock and Pacific Rim Emerging Markets Trusts,
 .50% in the case of all other portfolios except for the Equity Index Trust, or .15% in the case of the Equity Index Trust of the average annual net assets of such portfolio. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust. In addition, in the case of the Lifestyle Trusts, the Adviser has voluntarily agreed to pay the expenses of the Lifestyle Trusts (other than the expenses of the Underlying Trusts). This voluntary expense reimbursement may be terminated at any time.


      In addition to providing the services and expense limitation described above, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios, except for the Lifestyle Trusts. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

      As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus. No management fees are currently payable by the Lifestyle Trusts.

      For the years ended December 31, 1997, 1996 and 1995 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $70,977,648, $46,515,018 and $33,808,255 allocated among the portfolios as follows:

PORTFOLIO                                       1997           1996              1995
----------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust ..    $   229,135            N/A              N/A
Science & Technology Trust ..........        369,324            N/A              N/A
International Small Cap Trust .......      1,347,708     $  492,152(1)           N/A
Emerging Growth Trust ...............      2,331,739            N/A              N/A
Pilgrim Baxter Growth Trust .........        502,149            N/A              N/A
Small/Mid Cap Trust .................      2,145,327        756,997(1)           N/A
International Stock Trust ...........        860,656            N/A              N/A
Worldwide Growth Trust ..............        124,952            N/A              N/A
Global Equity Trust .................      7,256,254      6,234,116      $ 5,513,312
Small Company Value Trust ...........        134,688(2)         N/A              N/A
Equity Trust ........................     10,703,211      8,774,975        5,643,363
Growth Trust ........................        935,029        119,620(3)           N/A
Quantitative Equity Trust ...........        913,996            N/A              N/A
Equity Index Trust ..................         42,212            N/A              N/A
Blue Chip Growth Trust ..............      5,156,008      3,317,165        2,115,434
Real Estate Securities Trust ........        831,191            N/A              N/A
Value Trust .........................        523,446            N/A              N/A
International Growth and Income Trust      1,965,899      1,327,151          450,200(4)
Growth and Income Trust .............     10,037,637      6,298,799        3,922,671
Equity-Income Trust .................      6,141,959      3,939,929        2,459,247
Balanced Trust ......................      1,261,070            N/A              N/A
Aggressive Asset Allocation Trust ...      1,766,662      1,656,217        1,463,421

PORTFOLIO                                    1997          1996          1995
================================================================================
High Yield Trust ..................       314,373           N/A           N/A
Moderate Asset Allocation Trust ...     4,584,121     4,764,110     4,667,061
Conservative Asset Allocation Trust     1,521,047     1,643,494     1,639,903
Strategic Bond Trust ..............     2,240,478     1,298,996       767,448
Global Government Bond Trust ......     1,837,451     1,934,856     1,757,909
Capital Growth Bond Trust .........       315,701           N/A           N/A
Investment Quality Bond Trust .....    $1,047,782    $  965,766    $  798,045
U.S. Government Securities Trust ..     1,401,568     1,401,130     1,291,668
Money Market Trust ................     2,134,875     1,589,545     1,318,573
Lifestyle Aggressive 1000 Trust ...           N/A           N/A           N/A
Lifestyle Growth 820 Trust ........           N/A           N/A           N/A
Lifestyle Balanced 640 Trust ......           N/A           N/A           N/A
Lifestyle Moderate 460 Trust ......           N/A           N/A           N/A
Lifestyle Conservative 280 Trust ..           N/A           N/A           N/A

(1) For the period March 4, 1996 (commencement of operations) to December 31, 1996.
(2) For the period October 1, 1997 (commencement of operations) to December
31, 1997.
(3) For the period July 15, 1996 (commencement of operations) to December 31, 1996.
(4) For the period January 9, 1995 (commencement of operations) to December 31, 1995.

      For the years ended December 31, 1996 and 1995, the aggregate investment advisory fee paid by the portfolios below to MAC under the fee schedule then in effect was as follows:

PORTFOLIO                             1996              1995
--------------------------------------------------------------
Pacific Rim Emerging Markets Trust   $161,272         $  95,770
Quantitative Equity Trust.....        380,315           232,477
Equity Index Trust............         11,227             N/A
Real Estate Securities Trust..        292,384           232,449
Capital Growth Bond Trust.....        215,033           198,316

Prior to January 1, 1997, the predecessor to the Trust, Manulife Series Fund, Inc., had a direct investment advisory arrangement with MAC on behalf of the Pacific Rim Emerging Markets, Quantitative Equity, Equity Index, Real Estate Securities and Capital Growth Bond Portfolios. As of that date, the existing investment advisory agreement was replaced by a subadvisory arrangement between MAC and MSS whereby MAC serves as subadviser to the Portfolios.

THE SUBADVISORY AGREEMENTS

      Under the terms of each of the current subadvisory agreements, including the SBAM Limited Consulting Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Trustees. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, the fee is reduced with respect to such excess. The schedule of the management fees the Adviser currently is obligated to pay the Subadvisers out of the advisory fee it receives from each portfolio is as set forth in the Prospectus.

      The Prospectus refers to a subadvisory consulting agreement between SBAM and SBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SBAM Limited provides certain investment advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust will not incur any expenses in connection with SBAM Limited's services. SBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance A G ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is in turn, a wholly owned subsidiary of Salomon Inc.

      For the years ended December 31, 1997, 1996 and 1995, the Adviser paid aggregate subadvisory fees of $26,369,969, $15,882,911 and $12,007,940, respectively, allocated among the portfolios as follows:


PORTFOLIO                                   1997          1996          1995
----------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust    $  107,828           N/A           N/A
Science & Technology Trust .......       201,450           N/A           N/A
International Small Cap Trust ....       760,136    $  284,403(1)        N/A
Emerging Growth Trust ............     1,221,387           N/A           N/A
Pilgrim Baxter Growth Trust ......       286,942           N/A           N/A
Small/Mid Cap Trust ..............     1,078,894       385,464(1)        N/A
International Stock Trust ........       487,128           N/A           N/A
Worldwide Growth Trust ...........        74,971           N/A           N/A
Global Equity Trust ..............     3,045,314     2,677,373    $2,415,918
Small Company Value Trust ........        76,634(2)        N/A           N/A
Equity Trust .....................     3,354,190     2,256,365     1,628,673
Growth Trust .....................       495,015        63,328(3)        N/A
Quantitative Equity Trust ........       318,784           N/A           N/A
Equity-Index Trust ...............        16,885           N/A           N/A
Blue Chip Growth Trust ...........     2,298,963     1,452,025       978,146
Real Estate Securities Trust .....       292,169           N/A           N/A
Value Trust ......................       233,286           N/A           N/A
International Growth and Income
Trust ............................       951,446       653,719       232,320(4)
Growth and Income Trust ..........     2,507,394     1,761,319     1,267,236
Equity-Income Trust ..............     1,785,490     1,235,667       864,812
Balanced Trust ...................       537,310           N/A           N/A
Aggressive Asset Allocation Trust        831,665       622 181       560,019
High Yield Trust .................       138,181           N/A           N/A
Moderate Asset Allocation Trust ..     1,722,433     1,454,194     1,433,417
Conservative Asset Allocation
Trust ............................       631,791       618,391       616,971
Strategic Bond Trust .............       847,735 +     527,906 ++    322,077+++
Global Government Bond Trust .....       801,544       845,379       771,716
Capital Growth Bond Trust ........       109,281           N/A           N/A
Investment Quality Bond Trust ....       362,694       334,303       276,246
U.S. Government Securities Trust .       473,424       473,786       442,603
Money Market Trust ...............       319,605       237,108       197,786
Lifestyle Aggressive 1000 Trust ..           N/A           N/A           N/A
Lifestyle Growth 820 Trust .......           N/A           N/A           N/A
Lifestyle Balanced 640 Trust .....           N/A           N/A           N/A

PORTFOLIO                                   1997          1996          1995
----------------------------------------------------------------------------
Lifestyle Moderate 460 Trust .....           N/A           N/A           N/A
Lifestyle Conservative 280 Trust .           N/A           N/A           N/A

(1) For the period March 4, 1996 (commencement of operations) to December 31, 1996.
(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997.
(3) For the period July 15, 1996 (commencement of operations) to December 31, 1996.
(4) For the period January 9, 1995 (commencement of operations) to December 31, 1995.

+ Of this amount, $211,934 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement
++ Of this amount, $131,977 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement.
+++ Of this amount, $63,231 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement.

      Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those which the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust; brokers' commissions and issue and transfer taxes on securities transactions to which the Trust is a party; taxes and fees payable by the Trust; and legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation.

      The Advisory Agreement and each Subadvisory Agreement will continue in effect as to a portfolio for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that portfolio only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of the series of shares of beneficial interest of that portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of (i) any other portfolio affected by the Agreement or (ii) all of the portfolios of the Trust.

      If the holders of any series of shares of beneficial interest of any portfolio fail to approve any continuance of the Advisory Agreement or the Subadvisory Agreement, the Adviser or Subadviser (including SBAM Limited) may continue to act as investment adviser or subadviser with respect to such portfolio pending the required approval of the continuance of such Agreement, of a new contract with the Adviser or Subadviser or different adviser or subadviser, or other definitive action. In the case of the Adviser, the compensation received in respect of such a portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such portfolio or the amount it would have received under the Advisory Agreement in respect of such portfolio, whichever is less. In the case of the Subadvisers, the compensation received in respect of such a portfolio during such period will be no more than that permitted by Rule 15a-4 under the 1940 Act.

      The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and to the Trust in the case of the Subadvisory Agreements, (i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, by the vote of a majority of the outstanding voting securities of the series of shares of beneficial interest of such portfolio; and (iii) by the Adviser, and in the case of the Subadvisory Agreements, by the respective Subadvisers. The Agreements will automatically terminate in the event of their assignment.

      The Advisory Agreement may be amended by the Trust and the Adviser and the Subadvisory Agreements by the Adviser and respective Subadvisers provided such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SBAM Limited) cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (i) any other portfolio affected by the amendment or (ii) all the portfolios of the Trust. As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

AGREEMENT WITH PRIOR SUBADVISER

      The Conservative, Moderate and Aggressive Asset Allocation Trusts for which Sass Investors acted as Subadviser up until December 13, 1991, and the Bond Trust (now Investment Quality Bond Trust) for which Sass Investors acted as Subadviser up until April 23, 1991, acquired certain taxable revenue bonds, the value of which has declined substantially due to the default of the bonds caused by the Conservatorship of Executive Life Insurance Company. The Trust retained legal counsel to advise it as to any potential claims it may have arising out of its purchase of such bonds. On the basis of the advice received and, to avoid any prejudice resulting from the passage of time, the Trust has sought to obtain agreements from certain persons which would toll the running of statutes of limitations that might in time bar the assertion of any claims related to its purchase of the bonds. In February 1991 the Trust entered into an agreement with Sass Investors, its principals and affiliated companies concerning any claims the Trust may have arising out of Sass Investors' performance under the Sass Subadvisory Agreement in connection with the purchase or sale of the aforementioned bonds. The parties agreed that the running of time under any statute of limitations or by way of laches with respect to any claims or defenses arising out of such purchase or sale would be tolled until thirty days after termination of the agreement by either party giving written notice to the other.

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      In selecting brokers or dealers through whom to effect transactions, the Subadvisers will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, the Subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker-dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume but will be selected in accordance with the criteria set forth above.

      To the extent research services are used by the Subadvisers in rendering investment advice to the Trust, such services would tend to reduce the Subadvisers' expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Subadvisers.

      The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment recommendations or determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment recommendations and determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts, so that the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust Portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

      For the years ended December 31, 1997, 1996 and 1995, the Trust paid brokerage commissions in connection with portfolio transactions of $14,209.750, $13,006,480 and $6,609,957, respectively, allocated among the portfolios as follows:

PORTFOLIO                                    1997          1996         1995
-------------------------------------------------------------------------------
Pacific Rim Emerging Markets
Trust .............................    $  148,339           N/A          N/A
Science & Technology Trust ........        71,708           N/A          N/A
International Small Cap Trust .....       420,472      $349,869(1)       N/A
Emerging Growth Trust .............       490,019           N/A          N/A
Pilgrim Baxter Growth Trust .......        73,688           N/A          N/A
Small/Mid Cap Trust ...............       645,611       237,777(1)       N/A
International Stock Trust .........       424,132           N/A          N/A
Worldwide Growth Trust ............        73,362           N/A          N/A
Global Equity Trust ...............     1,147,235     2,398,805   $2,684,254
Small Company Value Trust .........      111,6732           N/A          N/A
Equity Trust ......................     5,018,862     4,407,265      861,497
Growth Trust ......................       352,035       110,510(3)       N/A
Quantitative Equity Trust .........       307,370           N/A          N/A
Equity-Index Trust ................           266           N/A          N/A
Blue Chip Growth Trust ............       449,346       966,411      388,904
Real Estate Securities Trust ......       736,968           N/A          N/A
Value Trust .......................       210,067           N/A          N/A
International Growth and Income
Trust .............................       700,640       871,203      374,962(4)
Growth and Income Trust ...........     1,129,311     1,084,722      697,618
Equity-Income Trust ...............       472,154     2,021,601      606,918
Balanced Trust ....................       588,464           N/A          N/A
Aggressive Asset Allocation Trust .       214,279       177,940      286,517
High Yield Trust ..................           N/A           N/A          N/A
Moderate Asset Allocation Trust ...       366,800       320,288      604,766
Conservative Asset Allocation Trust        56,949        60,089      104,521
Strategic Bond Trust ..............           N/A           N/A          N/A
Global Government Bond Trust ......           N/A           N/A          N/A
Capital Growth Bond Trust .........           N/A           N/A          N/A
Investment Quality Bond Trust .....           N/A           N/A          N/A
U.S. Government Securities Trust ..           N/A           N/A          N/A
Money Market Trust ................           N/A           N/A          N/A
Lifestyle Aggressive 1000 Trust ...           N/A           N/A          N/A
Lifestyle Growth 820 Trust ........           N/A           N/A          N/A

PORTFOLIO                                    1997          1996         1995
-------------------------------------------------------------------------------
Lifestyle Balanced 640 Trust ......           N/A           N/A          N/A
Lifestyle Moderate 460 Trust ......           N/A           N/A          N/A
Lifestyle Conservative 280 Trust ..           N/A           N/A          N/A

(1) For the period March 4, 1996 (commencement of operations) to December 31, 1996.
(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997.
(3) For the period July 15, 1996 (commencement of operations) to
December 31, 1996.
(4) For the period January 9, 1995 (commencement of operations) to December 31, 1995.

      Goldman Sachs & Co., prior to October 1, 1996, was an affiliated broker of the Equity-Income Trust due to the position of Goldman Sachs Asset Management as subadviser to this Trust portfolio. Salomon Brothers Inc. is an affiliated broker of the U.S. Government Securities and Strategic Bond Trusts due to the position of SBAM as subadviser to these Trust portfolios. J.P. Morgan Securities Inc. and J.P. Morgan Securities Ltd. are affiliated brokers of the International Growth and Income Trust due to the position of J.P. Morgan Investment Management Inc. as subadviser to this Trust portfolio. Dresdner Bank is an affiliated broker of the Global Equity (prior to October 1, 1996) and Global Government Bond Trusts due to the position of Oechsle International as subadviser to these Trust portfolios. Fidelity Capital Markets is an affiliated broker of the Equity and Asset Allocation Trusts due to the position of Fidelity Management Trust Company as subadviser to these Trust portfolios. Morgan Stanley & Co. Incorporated and Morgan Stanley International are affiliated brokers of the Global Equity Trust (since October 1, 1996) due to the position of Morgan Stanley as subadviser to this Trust portfolio. Fred Alger & Company is an affiliated broker of the Small/Mid Cap Trust due to the position of Fred Alger Management, Inc. as the subadviser to the Small/Mid Cap Trust.

      For the period January 1, 1996 to September 30, 1996 and for the year ended December 31, 1995, brokerage commissions were paid to GOLDMAN, SACHS & CO. by the Equity-Income portfolio as follows:

                         PERIOD ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity-Income Trust...........     $75,615            3.74%                0.01%


                          YEAR ENDED DECEMBER 31, 1995

                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity-Income Trust...........     $63,836            10.52%            0.19%

      For the years ended December 31, 1997, 1996 and 1995, no brokerage commissions were paid to SALOMON BROTHERS INC. by either the U.S. Government Securities or Strategic Bond portfolios.

      For the years ended December 31, 1997, 1996 and 1995, brokerage commissions were paid to J.P. MORGAN SECURITIES by the International Growth and Income portfolio as follows:

                           YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
International Growth and
   Income Trust...............     $516               0.07%             0.34%



                          YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
International Growth and
   Income Trust...............     N/A                N/A               N/A


                          YEAR ENDED DECEMBER 31, 1995
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
International Growth and
   Income Trust...............     $554*              0.15%             0.41%

      For the years ended December 31, 1997, 1996 and 1995, no brokerage commissions were paid to DRESDNER BANK by either the Global Equity (prior to October 1, 1996) or the Global Government Bond portfolios.

      For the years ended December 31, 1997, 1996 and 1995, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Equity and Asset Allocation portfolios as follows:

                           YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity Trust .......................$13,286          0.26%             0.08%
Aggressive Asset Allocation Trust ..    N/A           N/A              N/A
Moderate Asset Allocation Trust ....    N/A           N/A              N/A
Conservative Asset Allocation Trust     N/A           N/A              N/A

                           YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity Trust .......................    N/A           N/A              N/A
Aggressive Asset Allocation Trust ..    N/A           N/A              N/A
Moderate Asset Allocation Trust ....    N/A           N/A              N/A
Conservative Asset Allocation Trust     N/A           N/A              N/A


                          YEAR ENDED DECEMBER 31, 1995
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity Trust ......................     N/A               N/A                N/A
Aggressive Asset Allocation Trust .  $3,240              1.13%              0.08%
Moderate Asset Allocation Trust ...   8,815              1.46%              0.07%
Conservative Asset Allocation Trust   1,920              1.84%              0.05%

      For the years ended December 31, 1997 and 1996, brokerage commissions were paid to MORGAN STANLEY by the Global Equity portfolio as follows:

                           YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Global Equity Trust...........     $93,584            8.16%             0.28%



                          YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Global Equity Trust...........     $487,347           20.32%            0.02%

      For the year ended December 31, 1997 and the period March 4, 1996 (commencement of operations of the Small/Mid Cap Trust) to December 31, 1996, brokerage commissions were paid to FRED ALGER & COMPANY as follows:

                          YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Small/Mid Cap Trust...........     $637,395           98.73%            0.19%

                           YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Small/Mid Cap Trust...........     $221,408           93.12%            0.02%

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

      The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under the caption "Purchase and Redemption of Shares."

      Securities held by the portfolios, except for debt instruments with remaining maturities of 60 days or less, all debt instruments held by the Money Market Trust and shares of the Underlying Portfolios held by the Lifestyle Trusts, will be valued as follows: securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees. Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the regularly scheduled trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. For instance, if a fund with portfolio securities primarily listed on foreign exchanges which trade on Saturdays or other customary U.S. national business holidays, does not price on these days, the portfolio will trade and the net asset value of the fund's redeemable securities may be significantly affected on days when the investor has no access to the fund. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Subadvisers under procedures established and regularly reviewed by the Trustees.

      Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

      The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by the Rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is permitted to purchase only securities that the Trustees determine to present minimal credit risks and which are at the time of purchase "eligible securities," as defined by the Rule. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of thirteen months or less.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. Such procedures include a direction to the Adviser to establish procedures which will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. Such procedures include a directive to the Adviser that requires that on determining net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust for which market quotations are not readily available for purposes of enabling the Money Market Trust's Custodian to calculate net asset value. The Adviser, with the Subadviser's assistance, periodically (but no less frequently than annually) shall prepare a written report to the Trustees verifying the accuracy of the pricing system or estimate. A non-negotiable security which is not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated. In the event that the deviation from the amortized cost exceeds .50 of 1% or more or a difference of $.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to: (a) redeeming shares in kind; (b) selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;
(c) withholding or reducing dividends;(d) utilizing a net asset value per share based on available market quotations; (e)investing all cash in instruments with a maturity on the next business day. The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America.

                                PERFORMANCE DATA

      Each of the portfolios may quote total return figures in its advertising and sales materials. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and where less than five or ten years, the period since the portfolio, including its predecessor prior to the reorganization of the Fund on December 31, 1988, became available for investment. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees such as advisory fees charged to the Trust and all Trust expenses are reflected in the calculations. There are no non-recurring fees such as sales loads, surrender charges or account fees charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                                 TOTAL ANNUALIZED RETURN
-------------------------------------------------------------------------------------------------------------
        Trust                One Year Ended     Five Year Ended    Since Inception or 10 Years,   Date  first
                               12/31/97             12/31/97       whichever is shorter through    Available
                                                                          12/31/97
-------------------------------------------------------------------------------------------------------------

Pacific Rim Emerging
Markets#                       -34.12%               N/A                   -8.01%                   10/04/94
Science and Technology            N/A                N/A                    10.71%                  01/01/97
International Small Cap          0.79%               N/A                     5.40%                  03/04/96
Emerging Growth                   N/A                N/A                    18.23%                  01/01/97
Pilgrim Baxter Growth             N/A                N/A                     0.00%                  01/01/97
Small/Mid Cap                   15.26%               N/A                    12.17%                  03/04/96
International Stock               N/A                N/A                     1.38%                  01/01/97
Worldwide Growth                  N/A                N/A                    13.29%                  01/01/97
Global Equity                   20.80%             14.64%                    9.77%                  03/18/88
Small Company Value Trust         N/A                N/A                    -4.48%                  10/01/97
Equity                          19.25%             18.80%                   15.14%**                06/18/85
Growth                          25.35%               N/A                    25.03%                  07/15/96
Quantitative Equity #           29.83%             16.54%                   15.12%**                04/30/87
Equity Index #                  33.53%               N/A                    25.56%                  02/14/96
Blue Chip Growth                26.94%             13.12%                   12.81%                  12/11/92
Real Estate Securities #        18.41%             15.97%                   15.88%**                04/30/87
Value                             N/A                N/A                    22.14%                  01/01/97
International Growth and
Income                          -0.08%               N/A                     6.43%                  01/09/95
Growth and Income               32.83%             18.90%                   17.27%                  04/23/91
Equity-Income                   29.71%               N/A                    17.79%                  02/19/93
Balanced                          N/A                N/A                    17.79%                  01/01/97
Aggressive. Asset
Allocation                      19.09%             12.60%                    9.87%                  08/03/89
High Yield                        N/A                N/A                    12.68%                  01/01/97
Moderate Asset Allocation       15.87%             10.74%                    8.95%                  08/03/89
Conservative Asset
Allocation                      11.44%              8.55%                    7.72%                  08/03/89
Strategic Bond                  10.98%               N/A                     9.46%                  02/19/93
Global Government Bond           2.95%              9.95%                    8.88%                  03/18/88
Capital Growth Bond #            8.72%              7.19%                    8.53%**                06/26/84
Investment Quality Bond          9.75%              7.13%                    5.75%**                06/18/85

                                 TOTAL ANNUALIZED RETURN
-------------------------------------------------------------------------------------------------------------
        Trust                One Year Ended     Five Year Ended    Since Inception or 10 Years,   Date  first
                               12/31/97             12/31/97       whichever is shorter through    Available
                                                                          12/31/97
-------------------------------------------------------------------------------------------------------------

U.S. Government Securities       8.47%               6.62%                 7.24%                   03/18/88
Money Market#                    5.15%               4.47%                 5.45%**                 06/18/85
Lifestyle Aggressive 1000         N/A                 N/A                 10.89%                   01/07/97
Lifestyle Growth 820              N/A                 N/A                 13.84%                   01/07/97
Lifestyle Balanced 640            N/A                 N/A                 14.11%                   01/07/97
Lifestyle Moderate 460            N/A                 N/A                 13.70%                   01/07/97
Lifestyle Conservative 280        N/A                 N/A                 12.15%                   01/07/97


* Aggregate total return from October 1, 1997 (inception date) to December 31, 1997.

** 10 Years

# Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to the consummation of the reorganization effective December 31, 1996. Performance presented for each of these Trust portfolios is based on the historical expenses and performance of its predecessor Manulife Series Fund, Inc. portfolio and, therefore, does not reflect for periods prior to December 31, 1996, the current Trust expenses that an investor would incur as a holder of shares of such Trust portfolio.

      The Trust may also from time to time include in advertising and sales literature the following: 1) information regarding its portfolio subadvisers, such as information regarding a subadvisers specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

                            ORGANIZATION OF THE TRUST

SHARES OF THE TRUST

      The Declaration of Trust authorizes the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share, to divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, all without shareholder approval. The Trust currently has thirty-six series of shares as described in the Prospectus. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares." The Trust reserves the right to later issue additional series of shares or separate classes of existing series of shares without the consent of outstanding shareholders.

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets which are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series, except that when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the

Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of a particular portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

PRINCIPAL HOLDERS OF SECURITIES

      The Trust currently has four shareholders: Manulife North America, The Manufacturers Life Insurance Company of New York, The Manufacturers Life Insurance Company of America ("Manufacturers America") and The Manufacturers Life Insurance Company (U.S.A.). Each shareholder holds Trust shares attributable to variable and variable life contracts in their separate accounts. Each shareholder will solicit voting instructions from such variable and variable life contract owners and vote all shares held in proportion to the instructions received.

      Reflecting the conditions of section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders: (a) separate accounts of Manulife North America or of other insurance companies; (b) Manulife North America; (c) MSS; (d) any corporation related in a manner specified in section 267(b) of the Code to Manulife North America or to MSS, and
(e) any trustee of a qualified pension or retirement plan. As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state and local or foreign taxes.

      The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. Each portfolio intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

      A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount in excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

      Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short- sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, under recently enacted legislation, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

      Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

                             REPORTS TO SHAREHOLDERS

      The financial statements of the Trust at December 31, 1997 are incorporated herein by reference from its annual report to shareholders filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

      The financial statements of the Trust at December 31, 1997, including the related Financial Highlights which appear in the Prospectus, have been audited by Coopers & Lybrand L.L.P., independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. Coopers & Lybrand has offices at One Post Office Square, Boston, MA 02109.

                                  LEGAL COUNSEL

      Messrs. Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Washington, DC 20007, have passed upon certain legal matters relating to the Federal securities laws.

                  ADDITIONAL INFORMATION REGARDING SUBADVISERS

ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT

      INVESTMENT PHILOSOPHY. Rosenberg believes that stock prices do not perfectly reflect the "fundamental value" of companies but rather the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. Rosenberg identifies and purchases those stocks which are undervalued (i.e., stocks which are currently cheaper than similar stocks with the same characteristics.) Rosenberg believes that the market will over time recognize the "better value" and that the mispricing will be corrected as the stocks in the Small Company Value Trust are purchased by other investors.

      In determining whether or not a stock is attractive, Rosenberg considers the company's current estimated fundamental value as determined by Rosenberg's proprietary appraisal model, the company's future earnings, and investor sentiment toward the stock. The Small Company Value Trust is composed of undervalued stocks from every sector represented in the benchmark (currently, the Russell 2000 Index).

      STOCK SELECTION. Fundamental valuation of stocks is key to Rosenberg's investment process, and the heart of the valuation process lies in Rosenberg's proprietary appraisal model.

      An important feature of the appraisal model is the classification of companies into one or more of 166 groups of "similar" businesses. Each company is broken down into its individual business segments, and each segment is compared with similar business operations of other companies. Rosenberg appraises the company's assets, operating earnings and sales within each business segment, accepting the market's valuation of that category of business as fair. Rosenberg then integrates the segment appraisals into balance sheet, income statement, and sales valuation models for the total company, and simultaneously adjusts the segment appraisals to include appraisals for variables which are declared only for the total company, such as taxes, capital structure, and pension funding.

      The difference between Rosenberg's appraisal and the market price is believed to represent an opportunity for profit. For each stock, Rosenberg develops "appraisal alphas" (i.e., the expected rate of extraordinary return) by adjusting for the rate at which the market has corrected for such valuations in the past.

      A second sphere of analysis is captured by Rosenberg's proprietary earnings change model, which analyzes more than 20 variables to predict individual company earnings over a one year horizon. The value of the projected earnings change is converted to an "earnings change alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

      Finally, Rosenberg's proprietary investor sentiment model quantifies investor sentiment about features of stocks which influence price. This model measures company quality and also captures market enthusiasm towards individual stocks by looking at broker recommendations and analyst estimates. Investor sentiment alphas are developed by multiplying the model's sentiment scores by the market's historical response to such scores.

      Each company's earnings change alpha and investor sentiment alpha is added to its appraisal alpha to arrive at a total company alpha. Stocks with large positive total company alphas are candidates for purchase. Stocks held in a portfolio with total company alphas that are only slightly positive, zero or negative are candidates for sale.

      Before trading, Rosenberg systematically analyzes the short-term price behavior of individual stocks to determine the timing of trades. Rosenberg develops a "trading alpha" for each stock (i.e., the expected short-term extraordinary return) which is designed to enable the Small Company Value Trust to purchase stocks from supply and to sell stocks into demand, greatly reducing trading costs.

      OPTIMIZATION. Rosenberg's portfolio optimization system seeks to optimize the trade-off between risk and reward relative to the benchmark. It exploits the information developed by Rosenberg's stock selection models to maximize return relative to the benchmark. The optimizer recommends positions in companies which in aggregate constitute the most efficient portfolio. The optimizer simultaneously considers total company alphas, trading alphas, and risk and quantifies the expected "net benefit" to the portfolio of each recommended transaction. A stock is considered for sale when a higher alpha stock with complementary risk characteristics has been identified. In the U.S. markets, portfolios are reoptimized continuously throughout the day, allowing Rosenberg to respond immediately to investment opportunities, subject to certain limitations on short-term trading applicable by virtue of the Small Company Value Trust's intention to qualify as a regulated investment company under the Code.

      TRADING. Rosenberg's trading system aggregates the recommended transaction for the Small Company Value Trust and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades designed to facilitate large volume trading with little or no price disturbance.

      Rosenberg continuously monitors trading costs to determine the impact of commission and price disturbance on the Small Company Value Trust.

                         Pro Forma Financial Statements

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 1997 (UNAUDITED)


                                                             CAPITAL         INVESTMENT
                                                           GROWTH BOND      QUALITY BOND       PRO FORMA         PRO FORMA
ASSETS                                                        TRUST            TRUST          ADJUSTMENTS         COMBINED
                                                          -------------     -------------    -------------     -------------
Investments in securities, at value (Includes a
  repurchase agreement of $8,461,000 in the
  Capital Growth Bond Trust)
  (See accompanying portfolio of investments) .........   $  56,164,078     $ 233,996,126                      $ 290,160,204
Cash ..................................................              --               839                                839
Receivables:
       Fund shares sold ...............................           6,224            77,769                             83,993
       Dividends and interest .........................         781,411         3,412,921                          4,194,332
Other assets ..........................................             124               428                                552
                                                          -------------     -------------                      -------------
           Total assets ...............................      56,951,837       237,488,083                        294,439,920
                                                          =============     =============                      =============

LIABILITIES

Payables:
       Investments purchased ..........................              --           286,633                            286,633
       Fund shares redeemed ...........................          94,754                --                             94,754
       Dividend and interest withholding tax ..........              --               773                                773
       Custodian fee ..................................           2,634             5,871                              8,505
       Securities lending .............................       2,860,600        48,636,883                         51,497,483
       Other accrued expenses .........................           3,904            12,980                             16,884
                                                          -------------     -------------                      -------------
           Total liabilities ..........................       2,961,892        48,943,140                         51,905,032
                                                          -------------     -------------                      -------------

NET ASSETS ............................................   $  53,989,945     $ 188,544,943                      $ 242,534,888
                                                          =============     =============                      =============
Net assets consist of:
       Undistributed net investment income
         (Note 2) .....................................   $   3,103,100     $  11,620,376                      $  14,723,476
       Accumulated undistributed net realized
         loss on investments ..........................        (857,064)       (3,114,002)                        (3,971,066)
       Unrealized appreciation on investments .........       1,690,900         3,710,810                          5,401,710
       Capital shares at par value of $.01 (Note 3) ...          45,580           155,492       ($1,070) (A)         200,002
       Additional paid-in capital .....................      50,007,429       176,172,267         1,070  (A)     226,180,766
                                                          -------------     -------------   -----------        -------------

             Net assets ...............................   $  53,989,945     $ 188,544,943                      $ 242,534,888
                                                          =============     =============                      =============

Capital shares outstanding (Note 3) ...................       4,557,940        15,549,187      (106,996) (B)       20,000,131
                                                          -------------     -------------   -----------        -------------
Net asset value, offering price and redemption price
  per share ...........................................   $       11.85     $       12.13                      $       12.13
                                                          =============     =============                      =============

Investments in securities, at identified cost (Note 2)    $  54,473,178     $ 230,285,316                      $ 284,758,494
                                                          =============     =============                      =============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)


                                                     CAPITAL       INVESTMENT
                                                   GROWTH BOND    QUALITY BOND     PRO FORMA           PRO FORMA
                                                      TRUST          TRUST        ADJUSTMENTS           COMBINED
                                                  ------------    ------------    ------------        ------------
Investment Income:

       Interest ..............................       3,304,323    $ 12,713,368                        $ 16,017,691

             Total income ....................       3,304,323      12,713,368                          16,017,691
                                                  ------------    ------------                        ------------

Expenses:

       Investment adviser fee ................         315,701       1,047,782                           1,363,483
       Custodian fee .........................          30,794         117,680                             148,474
       Audit and legal fees ..................           4,196          21,627                              25,823
       Registration and filing fees ..........             754           1,961                               2,715
       Trustee fees and expenses .............           1,576           4,533                               6,109
       Miscellaneous .........................             478           1,775                               2,253
                                                  ------------    ------------                        ------------

       Expenses before reimbursement
         by investment adviser ...............         353,499       1,195,358                           1,548,857

       Reimbursement of expenses by
         investment adviser ..................         110,604              --    $   (110,604) (C)             --
                                                  ------------    ------------    ------------        ------------


             Net expenses ....................         242,895       1,195,358         110,604  (C)      1,548,857
                                                  ------------    ------------    ------------        ------------

             Net investment income ...........       3,061,428      11,518,010        (110,604) (C)     14,468,834
                                                  ------------    ------------    ------------        ------------

Realized and unrealized gain on investments:

       Net realized gain on investments ......          48,206         560,958                             609,164
       Change in unrealized appreciation
         on investments ......................       1,026,927       3,072,046                           4,098,973
                                                  ------------    ------------                        ------------

            Net gain on investments ..........       1,075,133       3,633,004                           4,708,137
                                                  ------------    ------------                        ------------

Net increase(decrease) in net assets resulting
  from operations ............................    $  4,136,561    $ 15,151,014    $   (110,604) (C)   $ 19,176,971
                                                  ============    ============    ============        ============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           PREFERRED STOCKS - 0.09%
                                           MINING - 0.09%
                      270            270   Fairfield Manufacturing, Incorporated                              $279,450      $279,450
                                                                                                          ------------  ------------
                                           TOTAL PREFERRED STOCKS
                                            (Cost: $279,450)                                                  $279,450      $279,450
                                                                                                          ------------  ------------
                                           U.S. TREASURY OBLIGATIONS - 31.07%
                                           U.S. TREASURY BONDS - 28.94%
   $750,000                     $750,000   6.375% due 08/15//27                                 $791,017                     791,017
  1,065,000                    1,065,000   6.625% due 02/15/27                                 1,156,185                   1,156,185
    235,000                      235,000   6.75% due 08/15/26                                    258,721                     258,721
                                                                                             -----------
               $3,100,000      3,100,000   7.50% due 11/15/16                                                3,618,289     3,618,289
                1,500,000      1,500,000   9.25% due 02/15/16                                                2,035,305     2,035,305
                3,100,000      3,100,000   11.625% due 11/15/04                                              4,114,754     4,114,754
               20,000,000     20,000,000   11.875% due 11/15/03                                             26,015,600    26,015,600
               31,200,000     31,200,000   12.00% due 08/15/13                                              45,971,328    45,971,328
                                                                                                          ------------  ------------
                                                                                               2,205,923    81,755,276    83,961,199
                                           U.S. TREASURY NOTES - 2.13%
                4,000,000      4,000,000   5.75% due 10/31/00                                                4,005,000     4,005,000
                                                                                                          ------------
  1,000,000                    1,000,000   6.125% due 08/15/07                                 1,027,660                   1,027,660
    360,000                      360,000   6.375% due 05/15/99                                   363,319                     363,319
    750,000                      750,000   7.25% due 05/15/04                                    809,415                     809,415
                                                                                             -----------                ------------
                                                                                               2,200,394     4,005,000     6,205,394
                                                                                             -----------  ------------  ------------
                                           TOTAL U.S. TREASURY OBLIGATIONS
                                            (Cost: $88,489,277)                               $4,406,317   $85,760,276   $90,166,593
                                                                                             -----------  ------------  ------------
                                           U.S. GOVERNMENT
                                           AGENCY OBLIGATIONS - 8.17%
                                           FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.36%
                  686,436        686,436   6.00% due 02/01/03 - 07/01/03                                       680,376       680,376
                  500,000        500,000   6.50% due 08/17/11                                                  502,030       502,030
                  900,000        900,000   6.50% due 06/25/19, REMIC                                           906,462       906,462
                3,716,307      3,716,307   7.00% due 06/01/23 - 01/01/26                                     3,762,878     3,762,878
                  972,480        972,480   7.50% due 06/01/10 - 04/01/11                                     1,000,164     1,000,164
                                                                                                          ------------  ------------
                                                                                                             6,851,910     6,851,910
                                           FEDERAL NATIONAL
                                           MORTGAGE ASSOCIATION - 0.34%
                1,000,000      1,000,000   5.90% due 10/25/19, REMIC                                           992,180       992,180
                                                                                                          ------------  ------------

                                           GOVERNMENT NATIONAL
                                           MORTGAGE ASSOCIATION - 5.47%
                  184,992        184,992   6.50% due 07/15/08 - 05/15/09                                       186,840       186,840
                7,618,933      7,618,933   7.00% due 04/15/23 - 02/15/24                                     7,706,919     7,706,919
                3,711,486      3,711,486   7.50% due 04/15/02 - 01/15/24                                     3,811,843     3,811,843
                2,095,593      2,095,593   8.00% due 06/15/23 - 10/15/23                                     2,181,386     2,181,386
                1,867,573      1,867,573   8.50% due 09/15/16 - 04/15/22                                     1,985,240     1,985,240
                      816            816   9.50% due 10/15/09                                                      905           905
                                                                                                          ------------  ------------
                                                                                                            15,873,133    15,873,133
                                                                                                          ------------  ------------
                                           TOTAL U.S. GOVERNMENT AGENCY
                                           OBLIGATIONS (Cost: $23,053,945)                                 $23,717,223   $23,717,223
                                                                                                          ------------  ------------

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           FOREIGN GOVERNMENT OBLIGATIONS - 1.04%
                                           GOVERNMENT OF CANADA - 0.38
$1,000,000                    $1,000,000   Province of Quebec, 8.80% due 04/15/03             $1,108,760                  $1,108,760
                                                                                             -----------
                                           REPUBLIC OF ARGENTINA - 0.66%
               $1,800,000      1,800,000     11.00% due 10/09/06                                            $1,921,500     1,921,500
                                                                                                          ------------  ------------

                                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost:$3,082,094)                                $1,108,760    $1,921,500    $3,030,260
                                                                                             -----------  ------------  ------------
                                           CORPORATE BONDS - 33.65%
                                           APPAREL & TEXTILES - 0.14%
                                           Clark-Schwebel, Incorporated,
                   95,000         95,000     10.50% due 04/15/06                                               103,550       103,550
                                           Collins & Aikman Products Company,
                  250,000        250,000     11.50% due 04/15/06                                               280,938       280,938
                                           Pillowtex Corporation,
                   30,000         30,000     9.00% due 12/15/07                                                 30,750        30,750
                                                                                                          ------------  ------------
                                                                                                               415,238       415,238
                                           AUTOMOBILES - 1.07%
                                           Ford Motor Credit Corporation,
 1,000,000                     1,000,000     6.375% due 06/15/03                               1,004,200                   1,004,200
                                           Chrysler Corporation,
 2,000,000                     2,000,000     7.45% due 02/01/97                                2,114,380                   2,114,380
                                                                                             -----------                ------------
                                                                                               3,118,580                   3,118,580
                                           BANKING - 6.26%
                                           BankAmerica Corporation,
                1,475,000      1,475,000     9.625% due 02/13/01                                             1,611,216     1,611,216
                                           Bank of New York, Incorporated
 1,000,000                     1,000,000     6.625% due 06/15/03                               1,012,810                   1,012,810
                                           Bank of Nova Scotia Halifax,
 1,000,000                     1,000,000     9.00% due 10/01/99                                1,046,530                   1,046,530
                                           BCH Cayman Islands, Ltd.
 1,000,000                     1,000,000     6.50% due 02/15/06                                  984,880                     984,880
 1,000,000                     1,000,000   Citicorp, 7.125% due 06/01/03                       1,038,210                   1,038,210
                1,300,000      1,300,000   Credit National, 7.00% due 11/14/05                               1,306,500     1,306,500
                                           Export-Import Bank of Korea,
                1,550,000      1,550,000     6.375% due 02/15/06                                             1,106,018     1,106,018
                                           First Financial Caribbean Corporation,
                  450,000        450,000     7.84% due 10/10/06                                                473,062       473,062
                                           First Republic Bancorp,
                  825,000        825,000     7.75% due 09/15/12                                                843,777       843,777
                                           Korea Development Bank,
                  715,000        715,000     7.125% due 09/17/01                                               599,342       599,342
                                           National Westminster Bank PLC,
                1,000,000      1,000,000     9.45% due 05/01/01                                              1,092,470     1,092,470
                2,000,000      2,000,000   NBD Bancorp, 8.25% due 11/01/24                                   2,370,320     2,370,320
                                           Norwest Corporation,
                  900,000        900,000     6.00% due 03/15/00                                                897,534       897,534
                                           Republic New York Corporation,
 1,000,000                     1,000,000     9.50% due 04/15/14                                1,271,700                   1,271,700
                                                                                             -----------                ------------
                2,300,000      2,300,000   U.S. Bancorp, 7.50% due 06/01/26                                  2,486,530
                                                                                                          ------------
                                                                                               5,354,130    12,786,769    18,170,899

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           BROADCASTING - 0.28%
                                           Chancellor Broadcasting Company,
                 $225,000       $225,000     8.125% due 12/15/07                                              $220,219      $220,219
                                           Granite Broadcasting Corporation,
                  275,000        275,000     10.375% due 05/15/05                                              288,062       288,062
                                           Jacor Communications Company,
                  $60,000        $60,000     8.75% due 06/15/07                                                 61,500        61,500
                                           Young Broadcasting, Incorporated,
                  250,000        250,000     9.00% due 01/15/06                                                250,000       250,000
                                                                                                          ------------  ------------
                                                                                                               819,781       819,781
                                           BUSINESS SERVICES - 0.52%
                                           International Lease Finance
                1,500,000      1,500,000     Corporation, 7.50% due 03/01/99                                 1,521,855     1,521,855
                                                                                                          ------------  ------------
                                           CHEMICALS - 0.15%
                                           Huntsman Corporation,
                  135,000        135,000     9.50% due 07/01/07                                                141,750       141,750
                                           Sovereign Specialty Chemicals,
                   35,000         35,000     9.50% due 08/01/07                                                 35,963        35,963
                                           Texas-Petro Chemical Corporation,
                  250,000        250,000     11.125% due 07/01/06                                              270,000       270,000
                                                                                                          ------------  ------------
                                                                                                               447,713       447,713
                                           COMPUTERS & BUSINESS EQUIPMENT - 0.41%
$1,000,000                     1,000,000   GTE Corporation, 8.75% due 11/01/21                $1,197,820                   1,197,820
                                                                                             -----------                ------------

                                           CONGLOMERATES - 0.34%
 1,000,000                     1,000,000   ITT Corporation, 6.25% due 11/15/00                   983,300                     983,300
                                                                                             -----------                ------------

                                           COSMETICS & TOILETRIES - 0.09%
                                           Revlon Worldwide Corporation,
                  370,000        370,000     Series B, zero coupon due 03/15/01                                258,075       258,075
                                                                                                          ------------  ------------

                                           DRUGS & HEALTH CARE - 1.79%
                                           Allegiance Corporation,
                2,570,000      2,570,000     7.00% due 10/15/26                                              2,652,882     2,652,882
                                           Columbia/HCA Healthcare Corporation,
 1,000,000                     1,000,000     8.70% due 02/10/10                                1,078,130                   1,078,130
                                                                                             -----------
                                           Owens & Minor, Incorporated,
                  250,000        250,000     10.875% due 06/01/06                                              277,500       277,500
                                           Tenet Healthcare Corporation,
                  850,000        850,000     7.875% due 01/15/03                                               860,625       860,625
                                           Vencor, Incorporated,
                  335,000        335,000     8.625% due 07/15/07                                               334,163       334,163
                                                                                                          ------------  ------------
                                                                                               1,078,130     4,125,170     5,203,300
                                           ELECTRIC UTILITIES - 1.64%
                                           Baltimore Gas and Electric Company,
 1,000,000                     1,000,000     6.125% due 07/01/03                                 997,830                     997,830
                                           Cleveland Electric Illuminating
                1,010,000      1,010,000     Company, 7.19% due 07/01/00                                     1,024,958
                                           Duke Energy Company,
                  700,000        700,000     7.50% due 04/01/99                                                712,159
                                                                                                          ------------
                                           Northern States Power Company
 1,000,000                     1,000,000     6.375% due 04/01/03                               1,008,120                   1,008,120

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           ELECTRIC UTILITIES - CONTINUED
                                           Pacific Gas & Electric Company
$1,000,000                    $1,000,000     6.25% due 08/01/03                               $1,002,710                  $1,002,710
                                                                                             -----------                ------------
                                                                                               3,008,660    $1,737,117     4,745,777
                                           ELECTRONICS - 0.09%
                                           Fairchild Semiconductor Corporation,
                 $250,000        250,000     10.125% due 03/15/07                                              262,500       262,500
                                                                                                          ------------  ------------

                                           FINANCIAL SERVICES - 8.01%
                                           American General Finance
                1,270,000      1,270,000     Corporation, 8.00% due 02/15/05                                 1,313,663     1,313,663
                  900,000        900,000   Amerus Capital I, 8.85% due 02/01/27                                959,526       959,526
                                           Associates Corporation of North America,
                  300,000        300,000     9.125% due 04/01/00                                               318,327       318,327
                                           Associates Corporation of North America,
 1,000,000                     1,000,000     6.125% due 02/01/98                                 999,980                     999,980
                                           BanPonce Financial Corporation,
                2,150,000      2,150,000     6.75% due 08/09/01                                              2,170,790     2,170,790
                                           Bear Stearns Capital Trust, Incorporated
 1,000,000                     1,000,000     7.00% due 01/15/27                                1,012,858                   1,012,858
                  350,000        350,000   Beneficial Corporation, 8.40% due 05/15/08                          396,868
                                                                                                                             396,868
 1,000,000                     1,000,000   CEZ Finance BV, 7.125% due 07/15/07                   989,890                     989,890
                                           CIT Group Holdings, Incorporated,
 1,000,000                     1,000,000     8.75% due 04/15/98                                1,007,880                   1,007,880
                                           Commercial Credit Group, Incorporated,
 1,000,000                     1,000,000     7.375% due 04/15/05                               1,055,060                   1,055,060
                                           Dime Capital Trust I,
                1,200,000      1,200,000     9.33% due 05/06/27                                              1,357,392     1,357,392
                                           Donaldson Lufkin and Jenrette, Incorporated
 1,000,000                     1,000,000     5.625% due 02/15/16                                 984,640                     984,640
                                           Fifth Third Capital Trust, Incorporated,
 1,000,000                     1,000,000     8.136% due 03/15/27                               1,113,341                   1,113,341
                                           General Electric Capital Corporation,
                  600,000        600,000     8.88% due 06/18/03                                                681,348
                                           Household Finance Corporation,
 1,000,000                     1,000,000     7.75% due 06/01/99                                1,020,790                   1,020,790
                                           Japan Financial Corporation,
                1,500,000      1,500,000     8.70% due 07/30/01                                              1,619,610
                  500,000        500,000     9.125% due 10/11/00                                               537,605
                                           Pindo Deli Financial Mauritius, Ltd.,
                  100,000        100,000     10.75% due 10/01/07                                                86,000
                                           Salomon, Incorporated,
 1,000,000                     1,000,000     5.75% due 03/31/98                                  999,410                     999,410
                                           Southern Company Capital Trust, Incorporated
 1,000,000                     1,000,000     8.19% due 02/01/37                                1,057,140                   1,057,140
                                                                                             -----------
                                           Sun Canada Financial Company,
                1,500,000      1,500,000     7.25% due 12/15/15                                              1,576,275     1,576,140
                                           Tembec Finance Corporation,
                  240,000        240,000     9.875% due 09/30/05                                               244,800       244,800
                                           U.S. West Capital Funding,
                1,515,000      1,515,000     Incorporated, 6.95% due 01/15/37                                1,560,556     1,560,556
                                           Western Financial Savings,
                  200,000        200,000     8.875% due 08/01/07                                               192,472       192,472
                                                                                                          ------------  ------------
                                                                                              10,240,989    13,015,232    23,256,221

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           FOOD & BEVERAGES - 0.05%
                                           Del Monte Foods Company,
                 $275,000       $275,000     Step up to 12.50% due 12/15/07                                   $157,437      $157,437
                                                                                                          ------------  ------------

                                           FUNERAL SERVICES - 0.35%
                                           Service Corporation International,
$1,000,000                     1,000,000     6.75% due 06/01/01                               $1,011,650                   1,011,650
                                                                                             -----------                ------------

                                           HOMEBUILDERS - 0.04%
                                           Standard Pacific Corporation,
                  115,000        115,000     8.50% due 06/15/07                                                114,856       114,856
                                                                                                          ------------  ------------

                                           HOUSEHOLD PRODUCTS - 0.44%
 1,000,000                     1,000,000   Proctor & Gamble Profit, Series A,                  1,284,854                   1,284,854
                                                                                             -----------                ------------
                                             9.36% due 01/01/21

                                           INDUSTRIALS - 2.93%
                                           Acindar Industria, Argentina,
                   75,000         75,000     11.25% due 02/15/04                                                73,875        73,875
                                           Advanced Micro Devices,
                  275,000        275,000     Incorporated, 11.00% due 08/01/03                                 294,250       294,250
                                           Cincinnati Milacron, Incorporated,
                  870,000        870,000     7.875% due 05/15/00                                               890,709       890,709
                                           Concentric Network Corporation,
                   40,000         40,000     12.75% due 12/15/07                                                40,950        40,950
                                           Decision Holdings Corporation,
                   85,000         85,000     Step up to 11.50% due 08/01/08                                     54,400        54,400
                                           EchoStar DBS Corporation,
                  250,000        250,000     12.50% due 07/01/02                                               270,000       270,000
                                           Elgin National Industries,
                  210,000        210,000     Incorporated, 11.00% due 11/01/07                                 217,875       217,875
                                           GCI, Incorporated,
                  250,000        250,000     9.75% due 08/01/07                                                258,125       258,125
                                           Globalstar L.P. Capital Corporation,
                  350,000        350,000     10.75% due 11/01/04                                               343,000       343,000
                                           Grupo Industrial Durango,
                  300,000        300,000     12.625% due 08/01/03                                              335,250       335,250
                                           Guitar Center Management,
                  120,000        120,000     11.00% due 07/01/06                                               133,800       133,800
                                           Hylsa SA De CV,
                  205,000        205,000     9.25% due 09/15/07                                                200,900       200,900
                                           International Wire Group,
                  150,000        150,000     Incorporated, 11.75% due 06/01/05                                 165,298       165,298
                                           Iridium LLC/Capital Corporation,
                  370,000        370,000     11.25% due 07/15/05                                               364,450       364,450
                                           JCAC, Incorporated,
                  100,000        100,000     10.125% due 06/15/06                                              108,750       108,750
                                           Key Plastics, Incorporated,
                   95,000         95,000     10.25% due 03/15/07                                               100,700       100,700
                                           LDM Technologies, Incorporated,
                  160,000        160,000     10.75% due 01/15/07                                               174,400       174,400
                                           Moog, Incorporated,
                  150,000        150,000     10.00% due 05/01/06                                               165,000       165,000

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           INDUSTRIALS - CONTINUED
                                           Neenah Corporation,
                  $85,000        $85,000     11.125% due 05/01/07                                              $92,863       $92,863
                                           News America Holdings,
                1,800,000      1,800,000     Incorporated, 9.25% due 02/01/13                                2,143,962     2,143,962
                                           Park Ohio Industries,
                  210,000        210,000     Incorporated, 9.25% due 12/01/07                                  213,150       213,150
                                           Pioneer Americas Acquisition
                  175,000        175,000     Corporation, 9.25% due 06/15/07                                   176,313       176,313
                                           Repap New Brunswick, Incorporated,
                  275,000        275,000     10.625% due 04/15/05                                              261,250       261,250
                                           Rifkin Acquisitions Partners LP,
                  150,000        150,000     11.125% due 01/15/06                                              164,625       164,625
                                           Scotsman Group, Incorporated,
                   65,000         65,000     8.625% due 12/15/07                                                65,522        65,522
                                           YPF Sociedad Anonima,
                1,150,000      1,150,000     8.00% due 02/15/04                                              1,187,570     1,187,570
                                                                                                          ------------  ------------
                                                                                                             8,496,987     8,496,987
                                           INSURANCE - 1.62%
                                           Jackson National Life Insurance
                1,000,000      1,000,000     Company, 8.15% due 03/15/27                                     1,098,520     1,098,520
                                           Ohio National Life Insurance
                1,150,000      1,150,000     Company, 8.50% due 05/15/26                                     1,285,401     1,285,401
                                           Security Benefit Life Company,
                1,150,000      1,150,000     8.75% due 05/15/16                                              1,306,862     1,306,862
                                                                                                          ------------
                                           Zurich Reinsurance Centre Holdings Incorporated
$1,000,000                     1,000,000     7.125% due 10/15/23                              $1,023,600                   1,023,600
                                                                                             -----------                ------------
                                                                                               1,023,600     3,690,783     4,714,383
                                           LEISURE TIME - 0.26%
                                           Argosy Gaming Company,
                  210,000        210,000     13.25% due 06/01/04                                               219,450       219,450
                                           Hollywood Casino, Incorporated,
                  205,000        205,000     12.75% due 11/01/03                                               219,862       219,862
                                           Plitt Theatres, Incorporated,
                   95,000         95,000     10.875% due 06/15/04                                              102,719       102,719
                                           Riviera Holdings Corporation,
                  200,000        200,000     10.00% due 08/15/04                                               198,500       198,500
                                                                                                          ------------  ------------
                                                                                                               740,531       740,531
                                           METAL & METAL PRODUCTS - 0.04%
                  140,000        140,000   CSN Iron SA, 9.125% due 06/01/07                                    116,200       116,200
                                                                                                          ------------  ------------

                                           NATURAL GAS - 0.35%
                                           Columbia Gas Systems, Incorporated
 1,000,000                     1,000,000     7.05% due 11/28/07                                1,021,490                   1,021,490
                                                                                             -----------                ------------

                                           NEWSPAPERS - 0.38%
                                           News America Holdings, Incorporated
 1,000,000                     1,000,000     8.50% due 02/15/05                                1,096,610                   1,096,610
                                                                                             -----------                ------------

                                           NON-BANK FINANCE - 0.38%
                                           KFW International Financial, Incorporated,
                1,000,000      1,000,000     9.125% due 05/15/01                                             1,090,080     1,090,080
                                                                                                          ------------  ------------

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           PETROLEUM SERVICES - 1.38%
                                           Cross Timbers Oil Company,
                  $55,000        $55,000     8.75% due 11/01/09                                                $56,100       $56,100
                  210,000        210,000     9.25% due 04/01/07                                                218,400       218,400
                                           Energy Corporation of America,
                  200,000        200,000     Incorporated, 9.50% due 05/15/07                                  200,000       200,000
                                           Newfield Exploration Company,
                  340,000        340,000     7.45% due 10/15/07                                                331,740       331,740
                                           Petroliam Nasional BHD,
                1,450,000      1,450,000     7.125% due 08/15/05                                             1,383,010     1,383,010
                                           Petroleos Mexicanos,
                  370,000        370,000     8.85% due 09/15/07                                                366,300       366,300
                                           Plains Resources, Incorporated,
                  350,000        350,000     10.25% due 03/15/06                                               377,125       377,125
                                                                                                          ------------
                                           Ultramar Corporation,
$1,000,000                     1,000,000     8.00% due 03/15/05                               $1,082,340                   1,082,340
                                                                                             -----------                ------------
                                                                                               1,082,340     2,932,675     4,015,015
                                           PUBLISHING - 0.07%
                                           Sullivan Graphics, Incorporated,
                  210,000        210,000     12.75% due 08/01/05                                               212,100       212,100
                                                                                                          ------------  ------------

                                           REAL ESTATE - 0.36%
                                           MEPC Finance, Incorporated
 1,000,000                     1,000,000     7.50% due 05/01/03                                1,044,770                   1,044,770
                                                                                             -----------                ------------

                                           RETAIL TRADE - 0.74%
                                           J. Crew Group, Incorporated,
                  135,000        135,000     Step up to 13.125% due 10/15/08                                    60,750        60,750
                                           J.C. Penney Company, Incorporated,
                1,900,000      1,900,000     7.40% due 04/01/37                                              2,081,545     2,081,545
                                                                                                          ------------  ------------
                                                                                                             2,142,295     2,142,295
                                           STEEL - 0.15%
                                           AK Steel Corporation,
                  115,000        115,000     9.125% due 12/15/06                                               117,587       117,587
                                           Silgan Holdings, Incorporated,
                   65,000         65,000     9.00% due 06/01/09                                                 66,463        66,463
                                           Weirton Steel Corporation,
                  250,000        250,000     11.375% due 07/01/04                                              260,000       260,000
                                                                                                          ------------  ------------
                                                                                                               444,050       444,050
                                           TELECOMMUNICATION SERVICES - 0.59%
                                           Esprit Telecom Group PLC,
                   60,000         60,000     11.50% due 12/15/07                                                61,800        61,800
                                           Tele-Communications, Incorporated,
                1,500,000      1,500,000     9.25% due 04/15/02                                              1,646,505     1,646,505
                                                                                                          ------------  ------------
                                                                                                             1,708,305     1,708,305
                                           TELEPHONE - 1.77%
                                           BellSouth Savings, ESOT
   667,674                       667,674     9.19% due 07/01/03                                  729,614                     729,614
                                                                                             -----------
                                           Benedek Communications,
                  215,000        215,000     Step up to 13.25% due 05/15/06                                    161,250       161,250
                                           Clearnet Communications,
                  300,000        300,000     Step up to 14.75% due 12/15/05                                    236,250       236,250
                                           Comcast Cable Communications,
                1,000,000      1,000,000     8.50% due 05/01/27                                              1,174,860     1,174,860

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           TELEPHONE - CONTINUED
                                           GST Telecommunications,
                 $210,000       $210,000     Incorporated, 12.75% due 11/15/07                                $219,975      $219,975
                                           Intermedia Communications,
                  250,000        250,000     Incorporated, 8.875% due 11/01/07                                 256,875       256,875
                                           Lenfest Communications, Incorporated
                  200,000        200,000     8.375% due 11/01/05                                               205,500       205,500
                                           MobileMedia Communications,
                  250,000        250,000     Incorporated, 9.375% due 11/01/07*                                 28,750        28,750
                                           NEXTEL Communications, Incorporated,
                  660,000        660,000     Step up to 9.75% due 10/31/07                                     405,075       405,075
                                           Teleport Communications Group,
                  270,000        270,000     Step up to 11.125% due 07/01/07                                   220,050       220,050
                                           WorldCom, Incorporated,
                1,450,000      1,450,000     7.55% due 04/01/04                                              1,518,426     1,518,426
                                                                                                          ------------  ------------
                                                                                                $729,614     4,427,011     5,156,625
                                           TRANSPORTATION SERVICES - 0.32%
                                           Iron Mountain, Incorporated,
                   75,000         75,000     8.75% due 09/30/09                                                 76,875        76,875
                                           Johnstown American Industries,
                  300,000        300,000     Incorporated, 11.75% due 08/15/05                                 327,000       327,000
                                           Southern Railway Company,
                  470,000        470,000     8.75% due 10/15/03                                                526,353       526,353
                                                                                                          ------------  ------------
                                                                                                               930,228       930,228
                                           TRANSPORTATION EQUIPMENT - 0.25%
                                           Argo-Tech Corporation,
                  300,000        300,000     8.625% due 10/01/07                                               300,750       300,750
                                           Hayes Wheels International,
                  200,000        200,000     Incorporated, 11.00% due 07/15/06                                 223,000       223,000
                                           K & F Industries, Incorporated,
                   55,000         55,000     9.25% due 10/15/07                                                 56,375        56,375
                                           Walbro Corporation,
                  150,000        150,000     9.875% due 07/15/05                                               152,250       152,250
                                                                                                          ------------  ------------
                                                                                                               732,375       732,375
                                           TOTAL CORPORATE BONDS
                                            (Cost: $61,821,757)                              $34,301,353   $63,325,363   $97,626,716
                                                                                             -----------  ------------  ------------

                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 1.54%
                                           Asset Securitization Corporation,
                                             Series 1992-D5, Class A1B,
                2,110,000      2,110,000     6.66% due 02/14/41                                              2,146,925     2,146,925
                                           CS First Boston Mortgage Securities
                                             Corporation, Series 1992-C2,
                  400,000        400,000     Class A2, 6.52% due 07/17/07                                      400,875       400,875
                                           First Union-Lehman Brothers Commercial
                                             Mortgage Trust II, Series 1997-C2,
                1,915,000      1,915,000     Class A2, 6.60% due 05/18/07                                    1,915,000     1,915,000
                                                                                                          ------------  ------------
                                                                                                             4,462,800     4,462,800

                                           TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS (Cost: $4,451,145)                                   $4,462,800    $4,462,800
                                                                                                          ------------  ------------

MANUFACTURERS INVESTMENT TRUST  - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST  - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
(SHOWING PERCENTAGES OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                           FIXED INCOME - OTHER - 2.35%
                                           MISCELLANEOUS ASSET BACKED SECURITIES -
                                           2.35% American Express Master Trust,
                                             Series 1992, Class A,
               $1,500,000     $1,500,000     6.60% due 05/15/00                                             $1,510,770    $1,510,770
                                           Carco Auto Loan Master Trust, Series 1997-1,
$1,000,000                     1,000,000     Class A, 6.689% due 08/15/04                     $1,010,240                   1,010,240
                                           Discover Card Master Trust I, Series 1997-2,
 1,000,000                     1,000,000     Class A, 6.72% due 04/16/10                       1,009,790                   1,009,790
                                           Mortgage Index Amortizing Trust, Series 1997-1,
 1,000,000                     1,000,000     Class A-1, 7.00% due 08/25/04                     1,003,750                   1,003,750
                                           Premier Auto Trust, Series 1993, Class A2,
                  290,036        290,036     4.65% due 11/02/99                                                287,861       287,861
                                                                                                          ------------
                                           Residential Funding Mortgage Securities,
 1,000,000                     1,000,000     Series 1996-S1, Class A12, 7.25% due 01/25/26     1,010,621                   1,010,621
                                           Residential Funding Mortgage Securities,
   981,758                       981,758     Series 1996-S3, Class A5, 7.25% due 01/25/26        991,647                     991,647
                                                                                             -----------                ------------

                                           TOTAL FIXED INCOME - OTHER
                                            (Cost: $6,751,834)                                $5,026,048    $1,798,631    $6,824,679
                                                                                             -----------  ------------  ------------

                                           SHORT TERM INVESTMENT - 17.74%
 2,860,600     48,636,883     51,497,483   Navigator Securities
                                             Lending Trust, 5.74%                              2,860,600    48,636,883    51,497,483
                                                                                             -----------  ------------  ------------

                                           REPURCHASE AGREEMENT - 4.32%
                4,094,000      4,094,000   Repurchase Agreement with Lehman Brothers                         4,094,000     4,094,000
                                            dated 12/31/97 at 6.57% to be repurchased at
                                           $4,095,494 on 01/02/98, collateralized by
                                           $11,080,000 U.S. Treasury Treasury Strip, zero
                                           coupon due 11/15/13 (valued at $4,305,555,
                                           including interest)

 8,461,000                     8,461,000   Repurchase Agreement with State Street Bank &       8,461,000                   8,461,000
                                           Trust Company dated 12/31/97 at 5.85% to be       -----------                ------------
                                           repurchased at $8,463,750 0n 01/02/98,
                                           collateralized by $8,415,000 U.S. Treasury
                                           Notes, 5.875% due 01/31/99 ( valued at
                                           $8,840,554, including interest)
                                                                                             $ 8,461,000  $  4,094,000  $ 12,555,000
                                                                                             -----------  ------------  ------------

                                           TOTAL INVESTMENTS
                                           (Cost: $284,758,494)                              $56,164,078  $233,996,126  $290,160,204
                                                                                             ===========  ============  ============

MANUFACTURERS INVESTMENT TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the Manufacturers Investment Trust Investment Quality Bond ("Investment Quality Bond") and Capital Growth Bond ("Capital Growth Bond") Trusts, two of thirty six investment Portfolios offered by the Manufacturers Investment Trust (the "Trust") for the year ended December 31, 1997. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at December 31, 1997.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Capital Growth Bond in exchange for shares of Investment Quality Bond. Under generally accepted accounting principles ("GAAP"), the Investment Quality Bond will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do not reflect the expenses of either Portfolio in carrying out its obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Investment Quality Bond and Capital Growth Bond incorporated by reference in the Statement of Additional Information.

Manufacturers Securities Services, LLC ("MSS"), a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America ("MNA"), serves as investment adviser to Investment Quality Bond and Capital Growth Bond for which it receives a fee for services, computed daily and paid monthly, at the annual rate 0.65% of the average daily net assets of each Trust. MNA is controlled by The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.

Pro Forma Adjustments:
----------------------

(A) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

(B) Adjustment to reflect reduction in outstanding shares relative to Net Asset Value upon reorganization.

(C) Adjustment to reflect change in expense structure due to reorganization.

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1998 (UNAUDITED)

                                                             CAPITAL         INVESTMENT
                                                           GROWTH BOND      QUALITY BOND        PRO FORMA           PRO FORMA
ASSETS                                                        TRUST             TRUST          ADJUSTMENTS           COMBINED
                                                          -------------     -------------     -------------        -------------
Investments in securities, at value (Includes a
  repurchase agreement of $8,774,000 in the
  Capital Growth Bond Trust)
  (See accompanying portfolio of investments) ........    $  59,033,529     $ 303,758,821                          $ 362,792,350
Cash .................................................              108               383                                    491
Receivables:
       Dividends and interest ........................          869,922         4,485,559                              5,355,481
Other assets .........................................              382             1,422                                  1,804
                                                          -------------     -------------                          -------------
           Total assets ..............................       59,903,941       308,246,185                            368,150,126
                                                          -------------     -------------                          -------------

LIABILITIES

Payables:
       Investments purchased .........................               --           184,229                                184,229
       Dividend and interest withholding tax .........               --               297                                    297
       Custodian fee .................................            2,718             5,510                                  8,228
       Securities lending ............................        1,270,000        61,573,772                             62,843,772
       Other accrued expenses ........................            3,052             9,651                                 12,703
                                                          -------------     -------------                          -------------
           Total liabilities .........................        1,275,770        61,773,459                             63,049,229
                                                          -------------     -------------                          -------------

NET ASSETS ...........................................    $  58,628,171     $ 246,472,726                          $ 305,100,897
                                                          =============     =============                          =============

Net assets consist of:
       Undistributed net investment income
         (Note 2) ....................................    $   1,609,693     $   7,417,531                          $   9,027,224
       Accumulated undistributed net realized
         loss on investments .........................         (940,353)       (2,361,931)                            (3,302,284)
       Unrealized appreciation on investments ........        2,141,657         4,408,576                              6,550,233
       Capital shares at par value of $.01 (Note 3)  .           50,560           206,413     $      (1,457)(A)          255,516
       Additional paid-in capital ....................       55,766,614       236,802,137             1,457 (A)      292,570,208
                                                          -------------     -------------     -------------        -------------

             Net assets ..............................    $  58,628,171     $ 246,472,726                          $ 305,100,897
                                                          =============     =============                          =============

Capital shares outstanding (Note 3) ..................        5,055,965        20,641,355          (145,733)(B)       25,551,587
                                                          -------------     -------------     -------------        -------------
Net asset value, offering price and redemption price
  per share ..........................................    $       11.60     $       11.94                          $       11.94
                                                          =============     =============                          =============

Investments in securities, at identified cost (Note 2)    $  56,891,872     $ 299,350,245                          $ 356,242,117
                                                          =============     =============                          =============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                       CAPITAL       INVESTMENT
                                                     GROWTH BOND    QUALITY BOND    PRO FORMA      PRO FORMA
                                                        TRUST          TRUST       ADJUSTMENTS     COMBINED
                                                     -----------     -----------   -----------    -----------
Investment Income:

       Interest .................................      1,809,966     $ 8,165,783                  $ 9,975,749
       Dividends ................................             --          15,188                       15,188
                                                     -----------     -----------                  -----------

             Total income .......................      1,809,966       8,180,971                    9,990,937
                                                     -----------     -----------                  -----------

Expenses:

       Investment adviser fee ...................        181,151         691,242                      872,393
       Custodian fee ............................         13,035          53,100                       66,135
       Audit and legal fees .....................          2,388           8,319                       10,707
       Registration and filing fees .............          2,597           6,763                        9,360
       Trustee fees and expenses ................            841           3,014                        3,855
       Miscellaneous ............................            261           1,002                        1,263
                                                     -----------     -----------                  -----------

             Total expenses .....................        200,273         763,440                      963,713
                                                     -----------     -----------                  -----------

             Net investment income ..............      1,609,693       7,417,531                    9,027,224
                                                     -----------     -----------                  -----------

Realized and unrealized gain(loss)on investments:

       Net realized gain(loss) on investments ...        (83,289)        752,071                      668,782
       Change in unrealized appreciation
         on investments .........................        450,757         697,766                    1,148,523
                                                     -----------     -----------                  -----------

            Net gain on investments .............        367,468       1,449,837                    1,817,305
                                                     -----------     -----------                  -----------

Net increase in net assets resulting
  from operations ...............................    $ 1,977,161     $ 8,867,368                  $10,844,529
                                                     ===========     ===========                  ===========

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            COMMON STOCKS - 0.08%
                                            INDUSTRIALS - 0.04%
                        17              17  Sinking Fund Holdings Group, Incorporated                         $151,725      $151,725

                                            PUBLISHING - 0.04%
                     1,380           1,380  Primedia, Incorporated                                             134,205       134,205
                                                                                                          ------------  ------------


                                            TOTAL COMMON STOCKS
                                              (Cost: $290,172)                                                $285,930      $285,930

                                            PREFERRED STOCK - 0.08%
                                            MINING - 0.08%
                       270             270  Fairfield Manufacturing, Incorporated                             $289,575      $289,575
                                                                                                          ------------  ------------

                                            TOTAL PREFERRED STOCK
                                             (Cost: $279,450)                                                 $289,575      $289,575
                                                                                                          ------------  ------------


                                            WARRANTS - 0.00%
                                            SOFTWARE - 0.00%
                                            Concentric Network Corporation
                        40              40   (Expiration Date 12/15/2007, strike price
                                             $10.86)                                                             3,800         3,800
                                                                                                          ------------  ------------


                                            TOTAL WARRANTS
                                              (Cost: $0)                                                        $3,800        $3,800
                                                                                                          ------------  ------------


                                            U.S. TREASURY OBLIGATIONS - 35.12%
                                            U.S. TREASURY BONDS - 32.05%
 $1,595,000                     $1,595,000  6.375% due 08/15/2027                             $1,751,502                  $1,751,502
  1,065,000                      1,065,000  6.625% due 02/15/2027                              1,202,619                   1,202,619
    235,000                        235,000  6.750% due 08/15/2026                                269,037                     269,037
                                                                                             -----------
                $4,000,000       4,000,000  7.500% due 11/15/2016                                           $4,801,880     4,801,880
                 1,800,000       1,800,000  8.125% due 05/15/2021                                            2,343,654     2,343,654

                25,800,000      25,800,000  11.875% due 11/15/2003                                          33,249,750    33,249,750
                49,000,000      49,000,000  12.000% due 08/15/2013                                          72,650,340    72,650,340
                                                                                                          ------------  ------------
                                                                                               3,223,158   113,045,624   116,268,782
                                            U.S. TREASURY NOTES - 3.07%
  3,000,000                      3,000,000  5.875% due 02/28/1999                              3,007,980                   3,007,980
  4,700,000                      1,000,000  6.125% due 08/15/2007                              4,890,209                   4,890,209
    360,000                        360,000  6.375% due 05/15/1999                                362,588                     362,588
  2,000,000                      2,000,000  6.500% due 08/31/2001                              2,054,380                   2,054,380
    750,000                        750,000  7.250% due 05/15/2004                                813,750                     813,750
                                                                                             -----------                ------------
                                                                                              11,128,907                  11,128,907
                                                                                             -----------                ------------
                                            TOTAL U.S. TREASURY OBLIGATIONS
                                             (Cost: $125,551,192)                            $14,352,065  $113,045,624  $127,397,689
                                                                                             -----------  ------------  ------------

                                            U.S. GOVERNMENT
                                            AGENCY OBLIGATIONS - 7.69%
                                            FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.82%
                   610,135         610,135  6.000% due 02/01/2003 - 07/01/2003                                 608,784       608,784
                   400,000         400,000  6.300% due 03/15/2023                                              404,624       404,624
                 1,400,000       1,400,000  6.500% due 08/17/2011 - 06/25/2019                               1,410,772     1,410,772
                 3,291,861       3,291,861  7.000% due 06/01/2023 - 01/01/2026                               3,342,317     3,342,317
                   808,756         808,756  7.500% due 06/01/2010 - 04/01/2011                                 833,053       833,053
                                                                                                          ------------  ------------
                                                                                                             6,599,550     6,599,550

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            FEDERAL NATIONAL
                                            MORTGAGE ASSOCIATION - 1.08%
                $1,000,000      $1,000,000  5.900% due 10/25/2019                                             $998,120      $998,120
                 3,000,000       3,000,000  6.000% due 06/01/2028                                            2,920,290     2,920,290
                                                                                                          ------------  ------------
                                                                                                             3,918,410     3,918,410
                                            GOVERNMENT NATIONAL
                                            MORTGAGE ASSOCIATION - 4.79%
                   170,214         170,214  6.500% due 07/15/2008 - 05/15/2009                                 172,378       172,378
                 7,183,067       7,183,067  7.000% due 04/15/2023 - 02/15/2024                               7,308,688     7,308,688
                 6,282,961       6,282,961  7.500% due 04/15/2002 - 01/15/2024                               6,463,195     6,463,195
                 1,866,148       1,866,148  8.000% due 06/15/2023 - 10/15/2023                               1,940,216     1,940,216
                 1,420,594       1,420,594  8.500% due 09/15/2016 - 04/15/2022                               1,505,673     1,505,673
                       798             798  9.500% due 10/15/2009                                                  898           898
                                                                                                          ------------  ------------

                                            TOTAL U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS (Cost: $27,240,920)                                $27,909,008   $27,909,008
                                                                                                          ------------  ------------

                                            FOREIGN GOVERNMENT OBLIGATIONS - 1.46%
                                            GOVERNMENT OF CANADA - 0.93%
 1,000,000                       1,000,000  Province of Quebec, 8.800% due 04/15/2003          1,104,380                   1,104,380
                 2,000,000       2,000,000  Province of Quebec, 8.625% due 01/19/2005                        2,286,580     2,286,580
                                                                                                          ------------  ------------
                                                                                               1,104,380     2,286,580     3,390,960
                                                                                             -----------  ------------  ------------

                                            REPUBLIC OF ARGENTINA - 0.53%
                 1,800,000       1,800,000   11.000% due 10/09/2006                                          1,908,000     1,908,000
                                                                                                          ------------  ------------

                                            TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost $5,336,025)                                $1,104,380    $4,194,580    $5,298,960
                                                                                             -----------  ------------  ------------

                                            CORPORATE BONDS - 31.82%
                                            AIR TRAVEL - 0.28%
                                            Argo-Tech Corporation,
                   150,000         150,000   8.625% due 10/01/2007                                             150,000       150,000
                                            Continental Airlines,
                   840,000         840,000   6.648% due 09/15/2017                                             857,119       857,119
                                                                                                          ------------  ------------
                                                                                                             1,007,119     1,007,119
                                            APPAREL & TEXTILES - 0.08%
                                            Clark-Schwebel, Incorporated,
                    95,000          95,000   10.50% due 04/15/2006                                             105,925       105,925
                                            Collins & Aikman Products Company,
                   150,000         150,000   11.50% due 04/15/2006                                             166,500       166,500
                                                                                                          ------------  ------------
                                                                                                               272,425       272,425

                                            AUTOMOBILES - 0.93%
                                            Chrysler Corporation,
 2,000,000                       2,000,000   7.45% due 02/01/2097                              2,214,520                   2,214,520
                                            Ford Motor Credit Corporation,
 1,000,000                       1,000,000   6.375% due 04/15/2000                             1,007,380                   1,007,380
                                                                                             -----------
                                            LDM Technologies, Incorporated
                   160,000         160,000   10.75% due 01/15/2007                                             168,000       168,000
                                                                                                          ------------  ------------
                                                                                               3,221,900       168,000     3,389,900

                                            BANKING - 4.12%
                                            BankAmerica Corporation,
                 1,475,000       1,475,000   9.625% due 02/13/2001                                           1,598,959     1,598,959

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            BANKING - CONTINUED
                                            Bank of New York, Incorporated
$1,000,000                      $1,000,000   6.625% due 06/15/2003                            $1,019,180                  $1,019,180
                                            Bank of Nova Scotia Halifax,
 1,000,000                       1,000,000   9.00% due 10/01/1999                              1,035,870                   1,035,870
 1,000,000                       1,000,000  Citicorp, 7.125% due 06/01/2003                    1,039,850                   1,039,850
                $1,300,000       1,300,000  Credit National, 7.00% due 11/14/2005                           $1,326,000     1,326,000
                                            Export-Import Bank of Korea,
                 1,550,000       1,550,000   6.375% due 02/15/2006                                           1,173,288     1,173,288
                                            First Financial Caribbean Corporation,
                   530,000         530,000   7.84% due 10/10/2006                                              559,378       559,378
                                            First Republic Bancorp,
                   825,000         825,000   7.75% due 09/15/2012                                              862,546       862,546
                                            Korea Development Bank,
                   715,000         715,000   7.125% due 09/17/2001                                             635,470       635,470
                                            National Westminster Bank PLC,
                 1,000,000       1,000,000   9.45% due 05/01/2001                                            1,085,510     1,085,510
                 2,000,000       2,000,000  NBD Bancorp, 8.25% due 11/01/2024                                2,402,060     2,402,060
                                            Norwest Corporation,
                   900,000         900,000   6.00% due 03/15/2000                                              901,701       901,701
                                                                                                          ------------
                                            Republic New York Corporation,
 1,000,000                       1,000,000   9.50% due 04/15/2014                              1,296,050                   1,296,050
                                                                                             -----------                ------------
                                                                                               4,390,950    10,544,912    14,935,862
                                            BROADCASTING - 0.09%
                                            Century Communications Corporation,
                   225,000         225,000   Zero coupon due 01/15/2008                                        102,094       102,094
                                            Granite Broadcasting Corporation,
                   150,000         150,000   8.875% due 05/15/2008                                             151,687       151,687
                                            Jacor Communications Company,
                    20,000          20,000   8.00% due 02/15/2010                                               20,000        20,000
                    60,000          60,000   8.75% due 06/15/2007                                               62,400        62,400
                                                                                                          ------------  ------------
                                                                                                               336,181       336,181

                                            BUILDING MATERIALS & CONSTRUCTION - 0.03%
                                            Grove Worldwide, LLC
                   120,000         120,000   9.25% due 05/01/2008                                              117,600       117,600
                                                                                                          ------------  ------------

                                            BUSINESS SERVICES - 0.06%
                                            Psinet, Incorporated,
                   140,000         140,000   10.00% due 02/15/2005                                             142,800       142,800
                                            Silgan Holdings, Incorporated
                    65,000          65,000   9.00% due 06/01/2009                                               67,275        67,275
                                                                                                          ------------  ------------
                                                                                                               210,075       210,075

                                            CHEMICALS - 0.11%
                                            Huntsman Corporation,
                   135,000         135,000   9.50% due 07/01/2007                                              135,000       135,000
                                            Pioneer Amers Acquisition Corporation,
                    75,000          75,000   9.25% due 06/15/2007                                               74,250        74,250
                                            Sovereign Specialty Chemicals,
                    75,000          75,000   9.50% due 08/01/2007                                               76,875        76,875
                                            Texas-Petro Chemical Corporation,
                   120,000         120,000   11.125% due 07/01/2006                                            130,800       130,800
                                                                                                          ------------  ------------
                                                                                                               416,925       416,925

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            COAL - 0.10%
                                            P&L Coal Holdings Corporation,
                  $350,000        $350,000   9.625% due 05/15/2008                                            $359,625      $359,625
                                                                                                          ------------  ------------

                                            COMPUTERS & BUSINESS EQUIPMENT - 0.08%
                   100,000         100,000  Concentric Network Corporation,
                                             12.75% due 12/15/2007                                             105,750       105,750
                                            Decisionone Corporation,
                   100,000         100,000   9.75% due 08/01/2007                                               96,500        96,500
                                            Verio, Incorporated,
                   100,000         100,000   10.375% due 04/01/2005                                            103,000       103,000
                                                                                                          ------------  ------------
                                                                                                               305,250       305,250
                                            CONGLOMERATES - 0.27
$1,000,000                       1,000,000  ITT Corporation, 6.25% due 11/15/2000               $974,600                     974,600
                                                                                             -----------                ------------

                                            COSMETICS & TOILETRIES - 0.03%
                                            Revlon Worldwide Corporation,
                   160,000         160,000   Series B, zero coupon due 03/15/2001                              124,400       124,400
                                                                                                          ------------  ------------

                                            DRUGS & HEALTH CARE - 1.79%
                                            Allegiance Corporation,
                 2,830,000       2,830,000   7.00% due 10/15/2026                                            2,892,062     2,892,062
                                            Beckman Instruments, Incorporated,
                   240,000         240,000   7.10% due 03/04/2003                                              241,656       241,656
                                            Dailey International, Incorporated,
                   100,000         100,000   9.50% due 02/15/2008                                               97,750        97,750
                                            Healthsouth Corporation,
                 2,000,000       2,000,000   6.875% due 06/15/2005                                           2,000,740     2,000,740
                                            Owens & Minor, Incorporated,
                   250,000         250,000   10.875% due 06/01/2006                                            272,500       272,500
                                            Tenet Healthcare Corporation,
                   850,000         850,000   7.875% due 01/15/2003                                             864,875       864,875
                                            Universal Hospital Services,
                   120,000         120,000   10.25% due 03/01/2008                                             120,000       120,000
                                                                                                          ------------  ------------
                                                                                                             6,489,583     6,489,583

                                            ELECTRICAL EQUIPMENT - 0.19%
                                            Costilla Energy, Incorporated,
                   225,000         225,000   10.25% due 10/01/2006                                             228,375       228,375
                                            Energy Corporation of America, Incorporated,
                   200,000         200,000   9.50% due 05/15/2007                                              195,500       195,500
                                            Tesoro Petroleum Corporation,
                   135,000         135,000   9.00% due 07/01/2008                                              134,229       134,229
                   150,000         150,000  Wesco Distribution, Incorporated,
                                             9.125% due 06/01/2008                                             148,500       148,500
                                                                                                          ------------  ------------
                                                                                                               706,604       706,604
                                            ELECTRIC UTILITIES - 1.31%
                                            Baltimore Gas and Electric Company,
 1,000,000                       1,000,000   6.125% due 07/01/2003                             1,005,840                   1,005,840
                                            Cleveland Electric Illuminating
                 1,010,000       1,010,000   Company, 7.19% due 07/01/2000                                   1,025,463     1,025,463
                                            Duke Energy Company,
                   700,000         700,000   7.50% due 04/01/1999                                              707,812       707,812
                                            Empresa Nacional De Electric,
                 1,000,000       1,000,000   7.325% due 02/01/2037                                             977,050       977,050
                                                                                                          ------------

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            ELECTRIC UTILITIES - CONTINUED
                                            Northern States Power Company of Minnesota
$1,000,000                      $1,000,000   6.375% due 04/01/2003                            $1,015,770                  $1,015,770
                                            Pacific Gas & Electric Company
 1,000,000                       1,000,000   6.25% due 08/01/2003                              1,010,470                   1,010,470
                                                                                             -----------                ------------
                                                                                               3,032,080    $2,710,325     4,742,405
                                            ELECTRONICS - 0.03%
                                            Fairchild Semiconductor Corporation,
                  $120,000         120,000   10.125% due 03/15/2007                                            123,600       123,600
                                                                                                          ------------  ------------

                                            FINANCIAL SERVICES - 10.37%
                   530,000         530,000  Allstate Financing, 7.83% due 12/01/2045                           561,747       561,747
                                            American General Finance
                 1,270,000       1,270,000   Corporation, 8.00% due 02/15/2005                               1,308,443     1,308,443
                   900,000         900,000  Amerus Capital I, 8.85% due 02/01/2027                             956,502       956,502
                                            Amresco Commerce Mortgage
                   100,000         100,000   9.875% due 03/15/2005                                             101,000       101,000
                 2,000,000       2,000,000  Amvescap, PLC, 6.60% due 05/15/2005                              2,021,900     2,021,900
                                            Associates Corporation of North America,
                   300,000         300,000   9.125% due 04/01/2000                                             315,597       315,597
                                            BanPonce Financial Corporation,
                 2,150,000       2,150,000   6.75% due 08/09/2001                                            2,182,185     2,182,185
                                            Bear Stearns Capital Trust, Incorporated
 1,000,000                       1,000,000   7.00% due 07/15/1998                              1,019,903                   1,019,903
                                            Beneficial Corporation,
                   350,000         350,000   8.40% due 05/15/2008                                              403,372       403,372
                                            Cigna Corporation,
                   740,000         740,000   7.875% due 05/15/2027                                             830,332       830,332
                                            Commercial Credit Group, Incorporated,
 1,000,000                       1,000,000   7.375% due 04/15/2005                             1,068,380                   1,068,380
                                            Dime Capital Trust I,
                 1,200,000       1,200,000   9.33% due 05/06/2027                                            1,405,512     1,405,512
                                            Donaldson Lufkin and Jenrette, Incorporated
 1,000,000                       1,000,000   5.625% due 02/15/2016                               989,910                     989,910
                                            Equitable Companies, Incorporated
                   770,000         770,000   7.00% due 04/01/2028                                              786,663       786,663
                                            Equitable Life Assured Society,
                   680,000         680,000   7.70% due 12/01/2015                                              750,162       750,162
                                            Fifth Third Capital Trust, Incorporated,
 1,000,000                       1,000,000   8.136% due 03/15/2027                             1,092,200                   1,092,200
                                            General Electric Capital Corporation,
                   600,000         600,000   8.88% due 06/18/2003                                              677,226       677,226
                                            Globalstar LP/Globalstar Capital,
                   205,000         205,000   10.75% due 11/01/2004                                             194,750       194,750
                                            Household Finance Corporation,
 1,000,000                       1,000,000   7.75% due 06/01/1999                              1,016,610                   1,016,610
                                            Iridium Operating LLC/Iridium Capital,
                   285,000         285,000   10.875% due 07/15/2005                                            285,113       285,113
                                            Japan Finance Corporation,
                 1,500,000       1,500,000   8.70% due 07/30/2001                                            1,611,150     1,611,150
                   500,000         500,000   9.125% due 10/11/2000                                             533,050       533,050
                                            Liberty Mutual Insurance Company,
                   550,000         550,000   8.20% due 05/04/2007                                              620,406       620,406
                   700,000         700,000   8.50% due 05/15/2025                                              836,780       836,780

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            FINANCIAL SERVICES - CONTINUED
                                            Lumbermans Mutual Casualty Company,
                  $675,000        $675,000   9.15% due 07/01/2026                                             $813,274      $813,274
                                            Olympic Financial, Ltd.,
                   100,000         100,000   11.50% due 03/15/2007                                             100,250       100,250
                                            Pindo Deli Financial Mauritius, Ltd.,
                   100,000         100,000   10.75% due 10/01/2007                                              70,000        70,000
                                            Private Export Funding Corporation,
                 1,175,000       1,175,000   6.49% due 07/15/2007                                            1,232,645     1,232,645
                 2,000,000       2,000,000   6.62% due 10/01/2005                                            2,101,240     2,101,240
                 3,650,000       3,650,000   6.90% due 01/31/2003                                            3,823,375     3,823,375
                   200,000         200,000   7.30% due 01/31/2002                                              210,312       210,312
                                            Rifkin Acquisitions Participation LP,
                    80,000          80,000   11.125% due 01/15/2006                                             88,000        88,000
                                            Southern Company Capital Trust, Incorporated
$1,000,000                       1,000,000   8.19% due 02/01/2037                             $1,081,660                   1,081,660
                                                                                             -----------
                                            Sun Canada Financial Company,
                 1,500,000       1,500,000   7.25% due 12/15/2015                                            1,625,655     1,625,655
                                            Tembec Finance Corporation,
                   115,000         115,000   9.875% due 09/30/2005                                             121,325       121,325
                 2,300,000       2,300,000  United States Bancorp, 7.50% due 06/01/2026                      2,572,044     2,572,044
                                            United States West Capital Funding,
                 2,035,000       2,035,000   Incorporated, 6.25% due 07/15/2005                              2,030,564     2,030,564
                                            Western Financial Savings,
                   200,000         200,000   8.875% due 08/01/2007                                             184,000       184,000
                                                                                                          ------------  ------------
                                                                                               6,268,663    31,354,573    37,623,236
                                            FOOD & BEVERAGES - 0.06%
                                            Aurora Foods,
                    50,000          50,000   8.75% due 07/01/2008                                               50,550        50,550
                                            Del Monte Foods Company,
                   275,000         275,000   Step up to 12.50% due 12/15/2007                                  178,750       178,750
                                                                                                          ------------  ------------
                                                                                                               229,300       229,300
                                            FUNERAL SERVICES - 0.28%
                                            Service Corporation International,
 1,000,000                       1,000,000   6.75% due 06/01/2001                              1,014,450                   1,014,450
                                                                                             -----------                ------------

                                            GAS & PIPELINE UTILITIES - 0.29%
                                            Columbia Gas Systems, Incorporated,
 1,000,000                       1,000,000   7.05% due 11/28/2007                              1,023,190                   1,023,190
                                                                                             -----------                ------------

                                            HOMEBUILDERS - 0.07%
                                            Engle Homes, Incorporated,
                   150,000         150,000   9.25% due 02/01/2008                                              147,000       147,000
                                            Standard Pacific Corporation,
                   115,000         115,000    8.50% due 06/15/2007                                             116,725       116,725
                                                                                                          ------------  ------------
                                                                                                               263,725       263,725

                                            HOUSEHOLD PRODUCTS - 0.36%
                                            Proctor & Gamble ESOP, Series A,
 1,000,000                       1,000,000   9.36% due 01/01/2021                              1,321,810                   1,321,810
                                                                                             -----------                ------------

                                            INDUSTRIALS - 1.47%
                                            Advanced Micro Devices,
                   275,000         275,000   Incorporated, 11.00% due 08/01/2003                               290,125       290,125

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            INDUSTRIALS - CONTINUED
                                            Cincinnati Milacron, Incorporated,
                  $870,000        $870,000   7.875% due 05/15/2000                                            $889,084      $889,084
                                            Falcon Building Products, Incorporated,
                   165,000         165,000   9.50% due 06/15/2007                                              161,700       161,700
                                            Gaylord Container Corporation,
                    95,000          95,000   9.375% due 06/15/2007                                              91,438        91,438
                                            Laroche Industry, Incorporated,
                    85,000          85,000   9.50% due 09/15/2007                                               82,875        82,875
                                            Lin Holdings Corporation,
                   300,000         300,000   Step up to 10.00% due 03/01/2008                                  201,000       201,000
                                            Moog, Incorporated,
                   150,000         150,000   10.00% due 05/01/2006                                             160,500       160,500
                                            Neenah Corporation,
                    85,000          85,000   11.125% due 05/01/2007                                             92,650        92,650
                                            News America Holdings,
                 1,800,000       1,800,000   Incorporated, 9.25% due 02/01/2013                              2,189,232     2,189,232
                                            Numatics, Incorporated,
                    25,000          25,000   9.625% due 04/01/2008                                              25,250        25,250
                                            YPF Sociedad Anonima,
                 1,150,000       1,150,000   8.00% due 02/15/2004                                            1,158,395     1,158,395
                                                                                                          ------------  ------------
                                                                                                             5,342,249     5,342,249

                                            INSURANCE - 1.55%
                                            Amerus Life Holdings, Incorporated,
                   715,000         715,000   6.95% due 06/15/2005                                              713,938       713,938
                                            Jackson National Life Insurance
                 1,000,000       1,000,000   Company, 8.15% due 03/15/2027                                   1,168,240     1,168,240
                                            Ohio National Life Insurance
                 1,150,000       1,150,000   Company, 8.50% due 05/15/2026                                   1,332,390     1,332,390
                                            Security Benefit Life Company,
                 1,150,000       1,150,000   8.75% due 05/15/2016                                            1,344,073     1,344,073
                                                                                                          ------------
                                            Zurich Reinsurance Centre Holdings Incorporated
$1,000,000                       1,000,000   7.125% due 10/15/2023                            $1,048,310                   1,048,310
                                                                                             -----------                ------------
                                                                                               1,048,310     4,558,641     5,606,951

                                            LEISURE TIME - 0.38%
                                            Argosy Gaming Company,
                   105,000         105,000   13.25% due 06/01/2004                                             117,862       117,862
                                            Hollywood Casino, Incorporated,
                   150,000         150,000   12.75% due 11/01/2003                                             164,250       164,250
                                            Viacom, Incorporated,
                 1,035,000       1,035,000   7.75% due 06/01/2005                                            1,102,741     1,102,741
                                                                                                          ------------  ------------
                                                                                                             1,384,853     1,384,853

                                            NEWSPAPERS - 0.31%
                                            News America Holdings, Incorporated
 1,000,000                       1,000,000   8.50% due 02/15/2005                              1,107,750                   1,107,750
                                                                                             -----------                ------------

                                            NON-BANK FINANCE - 0.30%
                                            KFW International Financial, Incorporated,
                 1,000,000       1,000,000   9.125% due 05/15/2001                                           1,082,450     1,082,450
                                                                                                          ------------  ------------

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            OFFICE FURNISHINGS & SUPPLIES - 0.75%
                                            Boise Cascade Office Products Company,
                $2,700,000      $2,700,000   7.05% due 05/15/2005                                           $2,726,190    $2,726,190
                                                                                                          ------------  ------------

                                            PAPER - 0.49%
                   185,000         185,000  American Pad & Paper Company,
                                             13.00% due 11/15/2005                                             185,925       185,925
                                            Boise Cascade Corporation,
                 1,000,000       1,000,000   9.90% due 10/01/2001                                            1,103,200     1,103,200
                                            Domtar, Incorporated,
                    75,000          75,000   9.50% due 08/01/2016                                               81,687        81,687
                                            Grupo Industrial Durango GIDUSA,
                   120,000         120,000   12.625% due 08/01/2003                                            127,800       127,800
                                            Repap New Brunswick, Incorporated,
                   275,000         275,000   10.625% due 04/15/2005                                            277,750       277,750
                                                                                                          ------------  ------------
                                                                                                             1,776,362     1,776,362

                                            PETROLEUM SERVICES - 0.64%
                   100,000         100,000  Abraxas Pee Corporation,
                                             11.50% due 11/01/2004                                             103,500       103,500
                                            Cross Timbers Oil Company,
                    55,000          55,000   8.75% due 11/01/2009                                               55,275        55,275
                   150,000         150,000   9.25% due 04/01/2007                                              154,500       154,500
                                            Great Lakes Carbon Corporation,
                    65,000          65,000   10.25% due 05/15/2008                                              66,300        66,300
                                            Newfield Exploration Company,
                   445,000         445,000   7.45% due 10/15/2007                                              452,472       452,472
                                            Petroleos Mexicanos,
                   250,000         250,000   8.85% due 09/15/2007                                              240,000       240,000
                                            Plains Resources, Incorporated,
                   170,000         170,000   10.25% due 03/15/2006                                             181,475       181,475
                                                                                                          ------------
                                            Ultramar Corporation,
$1,000,000                       1,000,000   8.00% due 03/15/2005                             $1,083,350                   1,083,350
                                                                                             -----------                ------------
                                                                                               1,083,350     1,253,522     2,336,872

                                            PUBLISHING - 0.15%
                   300,000         300,000  Scholastic Corporation,
                                             7.00% due 12/15/2003                                              309,744       309,744
                                            Sullivan Graphics, Incorporated,
                   210,000         210,000   12.75% due 08/01/2005                                             219,975       219,975
                                                                                                          ------------  ------------
                                                                                                               529,719       529,719

                                            REAL ESTATE - 0.29%
                                            MEPCO Finance, Incorporated
 1,000,000                       1,000,000   7.50% due 05/01/2003                              1,049,890                   1,049,890
                                                                                             -----------                ------------

                                            RETAIL TRADE - 0.65%
                                            Duane Reade, Incorporated,
                   100,000         100,000   9.25 % due 02/15/2008                                             101,250       101,250
                                            Guitar Center Management Company,
                   120,000         120,000   Incorporated, 11.00% due 07/01/2006                               132,600       132,600
                                            J.C. Penney Company, Incorporated,
                 1,900,000       1,900,000   7.40% due 04/01/2037                                            2,119,013     2,119,013
                                                                                                          ------------  ------------
                                                                                                             2,352,863     2,352,863

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            STEEL - 0.15%
                                            Accuride Corporation,
                   $95,000         $95,000   9.25% due 02/01/2008                                              $95,000       $95,000
                                            Acindar Industria, Argentina,
                    75,000          75,000   11.25% due 02/15/2004                                              75,188        75,188
                                            Bayou Steel Corporation, Louisiana Place,
                   150,000         150,000   9.50% due 05/15/2008                                              148,687       148,687
                   140,000         140,000  CSN Iron SA, 9.125% due 06/01/2007                                 112,000       112,000
                                            Weirton Steel Corporation,
                   100,000         100,000   11.375% due 07/01/2004                                            106,500       106,500
                                                                                                          ------------  ------------
                                                                                                               537,375       537,375

                                            TELECOMMUNICATION SERVICES - 1.09%
                                            American Mobile Satellite Corporation,
                    35,000          35,000   12.25% due 04/01/2008                                              32,550        32,550
                                            BTI Telecom Corporation,
                   150,000         150,000   10.50%  due 09/15/2007                                            150,750       150,750
                                            EchoStar DBS Corporation,
                    60,000          60,000   12.50% due 07/01/2002                                              67,350        67,350
                                            Facilicom International, Incorporated,
                    70,000          70,000   10.50% due 01/15/2008                                              68,950        68,950
                                            GCI, Incorporated,
                   250,000         250,000   9.75% due 08/01/2007                                              261,250       261,250
                                            GST Telecommunications, Incorporated,
                   210,000         210,000   12.75% due 11/15/2007                                             245,700       245,700
                                            Innova S De RL,
                   200,000         200,000   12.875% due 04/01/2007                                            203,000       203,000
                                            ITC Deltacom, Incorporated,
                   105,000         105,000   8.875% due 03/01/2008                                             107,100       107,100
                                            Level 3 Commerce, Incorporated,
                   245,000         245,000   9.125% due 05/01/2008                                             238,262       238,262
                                            RSL Communications PLC,
                   170,000         170,000   9.125% due 03/01/2008                                             164,900       164,900
                                            Tele-Communications, Incorporated,
                 1,500,000       1,500,000   9.25% due 04/15/2002                                            1,653,480     1,653,480
                   533,000         533,000   9.65% due 10/01/2003                                              581,690       581,690
                                            Viatel, Incorporated,
                   158,000         158,000   11.25% due 04/15/2008                                             165,900       165,900
                                                                                                          ------------  ------------
                                                                                                             3,940,882     3,940,882

                                            TELEPHONE - 1.84%
                                            Allbritton Communications Company,
                   160,000         160,000   8.875% due 02/01/2008                                             172,800       172,800
                                            BellSouth Savings, ESOT
  $623,625                         623,625   9.19% due 07/01/2003                               $671,844                     671,844
                                            Comcast Cable Communications,
                 1,000,000       1,000,000   8.50% due 05/01/2027                                            1,132,990     1,132,990
                                            GTE Corporation,
 1,000,000                       1,000,000   8.75% due 11/01/2021                              1,222,790                   1,222,790
                                                                                             -----------
                                            E Spire Communications, Incorporated,
                   200,000         200,000   Step up to 12.75% due 04/01/2006                                  157,000       157,000
                                            Intermedia Communications, Incorporated,
                   250,000         250,000   8.875% due 11/01/2007                                             255,625       255,625
                    80,000          80,000   8.60% due 06/01/2008                                               80,600        80,600

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            TELEPHONE - CONTINUED
                                            IXC Communications, Incorporated,
                  $185,000        $185,000   9.00% due 04/15/2008                                             $185,925      $185,925
                                            KMC Telecom Holdings, Incorporated,
                   425,000         425,000   Step up to 12.50% due 02/15/2008                                  246,500      246,500
                                            McLeodUSA, Incorporated,
                    35,000          35,000   8.375% due 03/15/2008                                              35,088       35,088
                                            MobileMedia Communications, Incorporated,
                   250,000         250,000   9.375% due 11/01/2007*                                             77,500       77,500
                                            NEXTEL Communications, Incorporated,
                   660,000         660,000   Step up to 9.75% due 10/31/2007                                   430,650      430,650
                                            Nextlink Communications, Incorporated,
                   250,000         250,000   9.45% due 04/15/2008                                              153,750      153,750
                                            Paging Network, Incorporated,
                   150,000         150,000   10.125% due 08/01/2007                                            155,250      155,250
                                            Telecommunications Techniques Company,
                   160,000         160,000   9.75% due 05/15/2008                                              163,600      163,600
                                            World Common, Incorporated,
                 1,450,000       1,450,000   7.55% due 04/01/2004                                            1,535,579    1,535,579
                                                                                                          ------------  ------------
                                                                                              $1,894,634     4,782,857     6,677,491

                                            TRANSPORTATION - 0.26%
                                            Johnstown American Industries,
                   195,000         195,000   Incorporated, 11.75% due 08/15/2005                               215,962       215,962
                                            K& F Industry, Incorporated,
                   105,000         105,000   9.25% due 10/15/2007                                              106,050       106,050
                                            MTL, Incorporated,
                   100,000         100,000   10.00% due 06/15/2006                                              99,000        99,000
                                            Southern Railway Company,
                   470,000         470,000   8.75% due 10/15/2003                                              527,467       527,467
                                                                                                          ------------  ------------
                                                                                                               948,479       948,479

                                            TOYS, AMUSEMENTS & SPORTING GOODS - 0.29%
                                            Brunswick Corporation,
$1,000,000                       1,000,000   7.125% due 08/01/2027                             1,037,790                   1,037,790
                                                                                             -----------                ------------

                                            TOTAL CORPORATE BONDS
                                             (Cost: $111,564,422)                            $28,469,367   $86,956,664  $115,426,031
                                                                                             -----------  ------------  ------------

                                            MUNICIPAL BONDS - 0.47%
                                            ALABAMA - 0.27%
                                            Huntsville, Alabama Solid Waste Disposal,
                 1,000,000       1,000,000   5.95% due 10/01/2003                                              991,020       991,020

                                            MARYLAND 0.20%
                                            Baltimore, Maryland, Series B,
                   750,000         750,000   6.375% due 10/15/2002                                             716,125       716,125
                                                                                                          ------------  ------------

                                            TOTAL MUNICIPAL BONDS
                                             (Cost: $1,710,168)                                             $1,707,145    $1,707,145
                                                                                                          ------------  ------------

                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.11%
                                            First Union-Lehman Brothers Commercial
                                             Mortgage Trust II, Series 1997-C2,
                 1,950,000       1,950,000   Class A2, 6.60% due 07/18/1998                                  1,989,975     1,989,975
                                                                                                          ------------

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
                                            Residential Funding Mortgage Security I,
                                             Incorporated, Series 1996-S1, Class A12,
$1,000,000                      $1,000,000   7.25% due 01/25/2026                             $1,024,565                  $1,024,565
                                            Residential Funding Mortgage Security I,
                                             Incorporated, Series 1996-S3, Class A5,
   976,506                         976,506   7.25% due 01/25/2026                              1,000,002                   1,000,002
                                                                                             -----------                ------------

                                            TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS (Cost: $3,939,532)                   $2,024,567    $1,989,975    $4,014,542
                                                                                             -----------  ------------  ------------

                                            ASSET BACKED SECURITIES - 2.14%
                                            American Express Master Trust,
                                             Series 1992, Class A,
                $1,500,000       1,500,000   6.60% due 05/15/2000                                            1,508,895     1,508,895
                                            Asset Securitization Corporation,
                 2,110,000       2,110,000   6.66% due 02/14/2041                                            2,174,081     2,174,081
                                            Carco Auto Loan Master Trust, Series 1997-1,
 1,000,000                       1,000,000   Class A, 6.689% due 08/15/2004                    1,015,420                   1,015,420
                                            Credit Suisse First Boston,
                   400,000         400,000   6.52% due 07/17/2007                                              409,372       409,372
                                            Green Tree Financial Corporation,
                   500,000         500,000   5.98% due 08/01/2008                                              500,155       500,155
                                            Discover Card Master Trust I, Series 1997-2,
 1,000,000                       1,000,000   Class A, 6.792% due 04/16/2010                    1,018,730                   1,018,730
                                            Mortgage Index Amortizing Trust, Series 1997-1,
 1,000,000                       1,000,000   Class A-1, 7.00% due 08/25/2004                   1,005,000                   1,005,000
                                                                                             -----------
                                            Premier Auto Trust, Series 1993, Class A2,
                   142,781         142,781   4.65% due 11/02/1999                                              142,245       142,245
                                                                                                          ------------  ------------

                                            TOTAL ASSET BACKED SECURITIES
                                             (Cost: $7,644,464)                               $3,039,150    $4,734,748    $7,773,898
                                                                                             -----------  ------------  ------------

                                            SHORT TERM INVESTMENTS - 17.32%
$1,270,000     $61,573,772     $62,843,772  Navigator Securities
                                              Lending Trust, 5.54%                            $1,270,000   $61,573,772   $62,843,772
                                                                                             -----------  ------------  ------------

                                            REPURCHASE AGREEMENTS - 2.71%
                $1,068,000      $1,068,000  Repurchase Agreement with Swiss Bank                             1,068,000     1,068,000
                                             Dated 06/30/1998 at 5.70% to be repurchased at
                                            $1,068,169 on 07/01/1998, collateralized by
                                            $843,000 U.S. Treasury Bonds, 8.00%
                                            due 11/15/2021 (valued at $1,081,411,
                                            including interest)

MANUFACTURERS INVESTMENT TRUST - CAPITAL GROWTH BOND TRUST
MANUFACTURERS INVESTMENT TRUST - INVESTMENT QUALITY BOND TRUST
PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - JUNE 30, 1998 (UNAUDITED) (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

             Principal Amount                                                                                 Value
             ----------------                                                                                 -----
   Capital     Investment                                                                      Capital     Investment
   Growth       Quality        Pro Forma                                                       Growth       Quality       Pro Forma
    Bond         Bond           Combined         Security Description                           Bond          Bond        Combined
    ----         ----           --------         --------------------                        -----------  ------------  ------------
                                            REPURCHASE AGREEMENTS - CONTINUED
$8,774,000                      $8,774,000  Repurchase Agreement with State Street Bank &      8,774,000                   8,774,000
                                            Trust Company dated 06/30/1998 at 5.71% to be
                                            repurchased at $8,775,392 on 07/01/1998,
                                            collateralized by $6,620,000 U.S. Treasury
                                            Bonds, 8.75% due 05/15/2017 ( valued at
                                            $8,953,550, including interest)

                                            TOTAL REPURCHASE AGREEMENTS                       $8,774,000    $1,068,000    $9,842,000
                                                                                             -----------  ------------  ------------

                                            TOTAL INVESTMENTS
                                             (Cost: $356,242,117)                            $59,033,529  $303,758,821  $362,792,350
                                                                                             ===========  ============  ============

MANUFACTURERS INVESTMENT TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the Manufacturers Investment Trust Investment Quality Bond ("Investment Quality Bond") and Capital Growth Bond ("Capital Growth Bond") Trusts, two of thirty six investment Portfolios offered by the Manufacturers Investment Trust (the "Trust") for the six months ended June 30, 1998. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at June 30, 1998.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Capital Growth Bond in exchange for shares of Investment Quality Bond. Under generally accepted accounting principles ("GAAP"), the Investment Quality Bond will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do not reflect the expenses of either Portfolio in carrying out its obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Investment Quality Bond and Capital Growth Bond incorporated by reference in the Statement of Additional Information.

Manufacturers Securities Services, LLC ("MSS"), a wholly-owned subsidiary of The Manufacturers Life Insurance Company of North America ("MNA"), serves as investment adviser to Investment Quality Bond and Capital Growth Bond for which it receives a fee for services, computed daily and paid monthly, at the annual rate 0.65% of the average daily net assets of each Trust. MNA is controlled by The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.

Pro Forma Adjustments:

(A) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

(B) Adjustment to reflect reduction in outstanding shares relative to Net Asset Value upon reorganization.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 (1)(a)   Registrant's Agreement and Declaration of Trust, dated
          September 29, 1988 is incorporated by reference to Exhibit
          (1)(a) to Post-Effective Amendment No. 31 filed February 28,
          1996.
 (1)(b)   Establishment and Designation of Additional Series of Shares
          of Beneficial Interest -- Redesignation of the Series of
          Shares known as the "Convertible Securities Trust" to the
          "U.S. Government Bond Trust," dated May 1, 1989 is
          incorporated by reference to Exhibit (1)(b) to
          Post-Effective Amendment No. 31 filed February 28, 1996.
 (1)(c)   Establishment and Designation of Additional Series of Shares
          of Beneficial Interest -- Conservative, Moderate and
          Aggressive Asset Allocation Trusts, dated May 1, 1989 is
          incorporated by reference to Exhibit (1)(c) to
          Post-Effective Amendment No. 31 filed February 28, 1996.
 (1)(d)   Establishment and Designation of Additional Series of Shares
          of Beneficial Interest -- Growth & Income Trust, dated
          February 1, 1991 is incorporated by reference to Exhibit
          (1)(d) to Post-Effective Amendment No. 31 filed February 28,
          1996.
 (1)(e)   Establishment and Designation of Additional Series of Shares
          of Beneficial Interest -- Redesignation of the Series of
          Shares known as the "Bond Trust" to the "Investment Quality
          Bond Trust," dated April 16, 1991 is incorporated by
          reference to Exhibit (1)(e) to Post-Effective Amendment No.
          31 filed February 28, 1996.
 (1)(f)   Establishment and Designation of Additional Series of Shares
          of Beneficial Interest -- Redesignation of the Series of
          Shares known as the "U.S. Government Bond Trust" to the
          "U.S. Government Securities Trust," dated June 14, 1991 is incorporated by reference to Exhibit (1)(f) to
          Post-Effective Amendment No. 31 filed February 28, 1996.

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 (1)(g)   Establishment and Designation of Additional Series of Shares
          of Beneficial Interest -- Pasadena Growth Trust, Growth
          Trust and Strategic Income Trust, dated August 7, 1992 is
          incorporated by reference to Exhibit (1)(g) to
          Post-Effective Amendment No. 31 filed February 28, 1996.

 (1)(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
          Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust", dated April 4,
          1993 is incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 31 filed February 28, 1996.

 (1)(i) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Growth and Income
          Trust, dated December 28, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 31 filed
          February 28, 1996.

 (1)(j) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small/Mid Cap Trust, dated
          February 1, 1996 is incorporated by reference to Exhibit
          (1)(j) to Post-Effective Amendment No. 34 filed October 4,
          1996.

 (1)(k) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Small Cap Trust, dated February 1, 1996 is incorporated by reference to Exhibit (1)(k) to Post-Effective Amendment No. 34 filed
          October 4, 1996.

 (1)(l) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth Trust, dated July 9, 1996 is incorporated by reference to Exhibit (1)(l) to Post-Effective Amendment No. 34 filed October 4, 1996.

 (1)(m) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Value Trust, High Yield Trust,
          International Stock Trust, Science & Technology Trust,
          Balanced Trust, Worldwide Growth Trust, Emerging Growth
          Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging
          Markets Trust, Real Estate Securities Trust, Capital Growth
          Bond Trust, Equity Index Trust, Common Stock Trust,
          Lifestyle Conservative 280 Trust, Lifestyle Moderate 460
          Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820
          Trust, Lifestyle Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares
          Known as the "Value Equity Trust" to the "Equity-Income
          Trust" is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 35 filed December 18, 1996.

 (1)(n) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small Company Value Trust, dated
          September 30, 1997 is incorporated by reference to Exhibit
          (1)(m) to Post-Effective Amendment No. 39 filed March 2,
          1998.

 (1)(o) Amendment to the Agreement and Declaration of Trust (name change) is incorporated by reference to Exhibit (1)(n) to Post-Effective Amendment No. 39 filed March 2, 1998.

 (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 38 filed
          September 17, 1997.

 (3)      Not Applicable

 (4)      Agreement and Plan of Reorganization (filed herewith as
          Exhibit A to the Prospectus/Proxy Statement).

 (5)      Included in Exhibits 1 and 2 hereto.

 (6)(a)   Advisory Agreement between NASL Series Trust and NASL
          Financial Services, Inc. is incorporated by reference to Exhibit (5)(a)(1) to Post-Effective Amendment No. 30 filed
          December 14, 1995.

 (6)(b) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. adding the Growth Trust is incorporated by reference to Post-Effective Amendment No. 30 filed December 14, 1995.

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 (6)(c)   Amendment to Advisory Agreement between NASL Series Trust
          and NASL Financial Services, Inc., dated October 1, 1996
          reducing advisory fee for Blue Chip Growth Trust is
          incorporated by reference to Exhibit (5)(a)(3) to
          Post-Effective Amendment No. 34 filed October 4, 1996.

 (6)(d) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. adding Emerging Growth
          Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging
          Markets Trust, International Stock Trust, Worldwide Growth
          Trust, Science & Technology Trust, Common Stock Trust, Real
          Estate Securities Trust, Value Trust, Equity Index Trust,
          Balanced Trust, High Yield Trust, Capital Growth Bond Trust,
          Lifestyle Conservative 280 Trust, Lifestyle Moderate 460
          Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820
          Trust and Lifestyle Aggressive 1000 Trust is incorporated by reference to Exhibit (5)(a)(4) to Post-Effective Amendment
          No. 35 filed December 18, 1996.

 (6)(e) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. adding Small Company Value
          Trust is incorporated by reference to Exhibit (5)(a)(5) to Post-Effective Amendment No. 39 filed March 2, 1998.

 (6)(f)   Subadvisory Agreement between NASL Financial Services, Inc.
          and Oechsle International Advisors, L.P. is incorporated by reference to Exhibit (5)(b)(i) to Post-Effective Amendment
          No. 37 filed August 1, 1997.

 (6)(g)   Subadvisory Agreement between NASL Financial Services, Inc.
          and Wellington Management Company is incorporated by reference to Exhibit (5)(b)(ii) to Post-Effective Amendment
          No. 37 filed August 1, 1997.

 (6)(h)   Subadvisory Agreement between Manufacturers Securities
          Services, LLC and Salomon Brothers Asset Management Inc. is incorporated by reference to Exhibit 5(b)(iii) to Post-
          Effective Amendment No. 39 filed March 2, 1998.

 (6)(i)   Subadvisory Consulting Agreement between Salomon Brothers
          Asset Management Inc. and Salomon Brothers Asset Management
          Limited is incorporated by reference to Exhibit (5)(b)(iv) to Post-Effective Amendment No. 39 filed March 2, 1998.

 (6)(j)   Subadvisory Agreement between NASL Financial Services, Inc.
          and J.P. Morgan Investment Management Inc. is incorporated by reference to Exhibit (5)(b)(v) to Post-Effective
          Amendment No. 37 filed August 1, 1997.

 (6)(k)   Form of Subadvisory Agreement between NASL Financial
          Services, Inc. and Fred Alger Management, Inc. is incorporated by reference to Exhibit (5)(b)(xi) to Post-Effective Amendment No. 30 filed December 14, 1995.

 (6)(l)   Subadvisory Agreement between Manufacturers Securities
          Services, LLC and Founders Asset Management, LLC is incorporated by reference to Exhibit (5)(b)(vi) to Post-Effective Amendment No. 40 filed April 30, 1998.

 (6)(m)   Amendment to Subadvisory Agreement between NASL Financial
          Services, Inc. and Founders Asset Management, Inc. adding the Growth Trust is incorporated by reference to Exhibit
          (5)(b)(xiii) to Post-Effective Amendment No. 33 filed July
          10, 1996.

 (6)(n)   Form of Amendment to Subadvisory Agreement between NASL
          Financial Services, Inc. and Founders Asset Management,
          Inc., dated October 1, 1996 adding the Worldwide Growth and
          Balanced Trusts is incorporated by reference to Exhibit
          (5)(b)(xii) to Post-Effective Amendment No. 34 filed October
          4, 1996.

 (6)(o)   Subadvisory Agreement between NASL Financial Services, Inc.
          and T. Rowe Price Associates, Inc., dated October 1, 1996 providing for the Blue Chip Growth and Equity-Income Trusts is incorporated by reference to Exhibit (5)(b)(xiii) to Post-Effective Amendment No. 35 filed December 18, 1996.

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 (6)(p)   Form of Subadvisory Agreement between NASL Financial
          Services, Inc. and Rowe Price-Fleming International, Inc.
          adding the International Stock Trust is incorporated by
          reference to Exhibit (5)(b)(xiv) to Post-Effective Amendment
          No. 34 filed October 4, 1996.

 (6)(q)   Subadvisory Agreement between NASL Financial Services, Inc.
          and Morgan Stanley Asset Management, Inc., dated October 1,
          1996 providing for the Global Equity Trust is incorporated by reference to Exhibit (5)(b)(xv) to Post-Effective
          Amendment No. 35 filed December 18, 1996.

 (6)(r)   Subadvisory Agreement between NASL Financial Services, Inc.
          and Miller Anderson & Sherrerd, LLP, dated October 1, 1996 adding the Value and High Yield Trusts is incorporated by reference to Exhibit (5)(b)(xvi) to Post-Effective Amendment
          No. 35 filed December 18, 1996.

 (6)(s)   Form of Subadvisory Agreement between NASL Financial
          Services, Inc. and Warburg Pincus Counsellors, Inc. adding the Emerging Growth Trust is incorporated by reference to Exhibit (5)(b)(xvii) to Post-Effective Amendment No. 34 filed October 4, 1996.

 (6)(t)   Form of Subadvisory Agreement between NASL Financial
          Services, Inc. and Manufacturers Adviser Corporation, dated
          October 1, 1996 providing for the Money Market Trust is incorporated by reference to Exhibit (5)(b)(xviii) to Post-Effective Amendment No. 34 filed October 4, 1996.

 (6)(u)   Subadvisory Agreement between NASL Financial Services, Inc.
          and Pilgrim Baxter & Associates, Inc., dated December 31,
          1996 adding the Pilgrim Baxter Growth Trust is incorporated by reference to Exhibit (5)(b)(xix) to Post-Effective
          Amendment No. 35 filed December 18, 1996.

 (6)(v)   Form of Amendment to Subadvisory Agreement between NASL
          Financial Services, Inc. and Manufacturers Adviser
          Corporation, dated December 31, 1996 adding the Pacific Rim
          Emerging Markets, Common Stock, Real Estate Securities,
          Equity Index, Capital Growth Bond, Lifestyle Conservative
          280, Lifestyle Moderate 460, Lifestyle Balanced 640,
          Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts is incorporated by reference to Exhibit (5)(b)(xx) to Post-Effective Amendment No. 35 filed December 18, 1996.

 (6)(w)   Subadvisory Agreement between NASL Financial Services, Inc.
          and Fidelity Management Trust Company, dated January 1, 1996 and as amended December 31, 1996 providing for the Equity, Conservative Asset Allocation, Moderate Asset Allocation and
          Aggressive Asset Allocation Trusts is incorporated by reference to Exhibit (5)(b)(xxi) to Post-Effective Amendment
          No. 35 filed December 18, 1996.

 (6)(x)   Form of Amendment to Subadvisory Agreement between NASL
          Financial Services, Inc. and T. Rowe Price Associates, Inc., dated December 31, 1996 adding the Science & Technology
          Trust is incorporated by reference to Exhibit (5)(b)(xxii) to Post-Effective Amendment No. 35 filed December 18, 1996.

 (6)(y)   Form of Subadvisory Agreement between Manufacturers
          Securities Services, LLC (formerly NASL Financial Services,
          Inc.) and Rosenberg Institutional Equity Management regarding the Small Company Value Trust is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 38 filed September 17, 1997.

 (7)      Not Applicable

 (8)      Not Applicable

 (9)      Custodian Agreement Between NASL Series Fund, Inc. and State
          Street Bank and Trust Company, dated March 24, 1988 is incorporated by reference to Exhibit (2) to Post-Effective
          Amendment No. 38 filed September 17, 1997.

(10)      Not Applicable

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
(11)      Opinion of James D. Gallagher, Esq., regarding legality of issuance of shares and other matters (filed herewith).
(12)      Form of Opinion of Simpson Thacher & Bartlett on tax matters
          (filed herewith).
(13)      Not Applicable
(14)(a)   Consent of PricewaterhouseCoopers LLP (filed herewith).
(14)(b)   Consent of Simpson Thacher & Bartlett (filed herewith).
(14)(c)   Consent of James D. Gallagher (included in Exhibit 11
          hereto).
(15)      Not Applicable
(16)(a)   Powers of Attorney -- Don B. Allen, Charles L. Bardelis, and
          Samuel Hoar, Trustees, dated September 27, 1996 is
          incorporated by reference to Exhibit (2) to Post-Effective
          Amendment No. 38 filed September 17, 1997.
(16)(b)   Powers of Attorney -- John D. Richardson, Chairman of the
          Board, and F. David Rowling, Trustee is incorporated by
          reference to Exhibit (18)(e) to Post-Effective Amendment No.
          36 filed April 30, 1997.
(17)(a)   Prospectus of the Trust, dated May 1, 1998 (filed herewith).
(17)(b)   Statement of Additional Information of the Trust, dated May
          1, 1998 (filed herewith as part of Part B to the
          Prospectus/Proxy Statement).
(17)(c)   Semi-Annual Report of the Trust for the six months ended
          June 30, 1998 (filed herewith).
(17)(d)   Annual Report of the Trust for the year ended December 31,
          1997 (filed herewith).

ITEM 17.  UNDERTAKINGS

     (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Manufacturers Investment Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of January, 1999.

                                          MANUFACTURERS INVESTMENT TRUST
                                                     (Registrant)

                                          By:    /s/ JOHN D. DESPREZ III
                                            ------------------------------------
                                               John D. DesPrez III, President
Attest:

      /s/ JAMES D. GALLAGHER
--------------------------------------
    James D. Gallagher, Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                    *                       Trustee                                **
------------------------------------------                                         -------------------
               Don B. Allen                                                              (Date)

         /s/ JOHN D. DESPREZ III            President                                      **
------------------------------------------  (Chief Executive Officer)              -------------------
           John D. DesPrez III                                                           (Date)

                    *                       Trustee                                        **
------------------------------------------                                         -------------------
           Charles L. Bardelis                                                           (Date)

                    *                       Trustee                                        **
------------------------------------------                                         -------------------
               Samuel Hoar                                                               (Date)

                    *                       Trustee and Chairman                           **
------------------------------------------                                         -------------------
            John D. Richardson                                                           (Date)

                    *                       Trustee                                        **
------------------------------------------                                         -------------------
             F. David Rolwing                                                            (Date)

             /s/ JAMES BOYLE                Vice President and Treasurer                   **
------------------------------------------  (Principal Financial and Accounting    -------------------
               James Boyle                  Officer)                                     (Date)

       *By: /s/ JAMES D. GALLAGHER                                                 ** January 27, 1999
   ------------------------------------                                            -------------------
            James D. Gallagher                                                           (Date)
       Attorney-in-Fact Pursuant to
            Powers of Attorney

                                                                                           **
                                                                                   -------------------

                         MANUFACTURERS INVESTMENT TRUST

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION OF EXHIBIT
-------                       ----------------------
   4       Agreement and Plan of Reorganization (filed herewith as
           Exhibit A to the Prospectus/Proxy Statement).
  11       Opinion of James D. Gallagher, Esq., regarding legality of issuance of shares and other matters.
  12       Form of Opinion of Simpson Thacher & Bartlett on tax matters.
  14(a)    Consent of PricewaterhouseCoopers LLP, Independent Accountants.
  14(b)    Consent of Simpson Thacher & Bartlett.
  17(a)    Prospectus of the Trust, dated May 1, 1998.
  17(c)    Semi-Annual Report of the Trust for the six months ended
           June 30, 1998.
  17(d)    Annual Report of the Trust for the year ended December 31, 1997.